[NATIONS FUNDS LOGO]                                [GRAPHIC DEPICTING TREE]

DOMESTIC STOCK FUNDS                                Investments for a Life Time


                                                    Nations Balanced Assets Fund

                                                    Nations Value Fund

                                                    Nations Equity Fund

                                                    Nations Index Fund

                                                    Nations Marsico Growth
                                                     & Income

                                                    Nations Strategic Equity
                                                     Fund

                                                    Nations Capital Growth Fund

                                                    Nations Marsico Focused
                                                     Equity Fund

                                                    Nations Emerging Growth Fund

                                                    Nations Small Company Growth
                                                     Fund


ANNUAL REPORT FOR THE YEAR ENDED MARCH 31, 1999


[GRAPHIC DEPICTING BANNER]

                          [GRAPHIC DEPICTING BASKETS]


This report is submitted for
the general information of
shareholders of Nations Funds.
This material must be preceded or
accompanied by a current Nations
Funds prospectus.

Nations Funds Distributor:
Stephens Inc., Stephens Inc., which
is not affiliated with Bank of
America National Trust and
Savings Association or
NationsBank, N.A., is not a bank,
and securities offered by it are not
guaranteed by any bank or insured
by the FDIC, Stephens Inc., member
NYSE, SIPC.

Nations Funds Investment Adviser:
NationsBanc Advisors, Inc.



    NOT FDIC-
     INSURED

  May Lose Value

No Bank Guarantee

Presidents'
Message
                           Dear Shareholder:

                           We'd like to thank you for being a part of the Nations Funds family. Your continued trust and confidence are greatly appreciated. Many noteworthy events have taken place during the past year. Let's take a look.

                           A ROLLER-COASTER-RIDE OF A YEAR

                           We know the past 12 months have proved to be quite an unsettling time for investors. You've seen major market indexes reach all-time highs, even after the significant market volatility of late summer-early fall 1998. Much of the volatility was attributed to financial crises in Brazil and Russia, the continuing malaise in Asia, as well as a slowdown in U.S. corporate earnings growth. However, the Federal Reserve Board came to the rescue in late September with the first of three successive cuts in interest rates. By year-end, investors were feeling confident once again and many stocks had soared, moving the Dow Jones Industrial Average closer to the 10,000 milestone.*

                           While some stock indexes had another impressive year of double-digit performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500)** of large-company stocks was up 18.46% for the 12 months ending March 31, 1999 -- focusing on these particular indexes doesn't give you the complete picture. For example, during the same 12-month period, the Standard & Poor's MidCap 400 Index*** posted a gain of only 0.43% and the Russell 2000 Index(+) of small-company stocks actually posted negative performance of -16.20%. There was even divergence among the stocks in the S&P 500, with the performance of the 25 largest stocks accounting for approximately 70% of the Index's return.

                           THE VALUE OF ADVICE

                           Diversification, along with a long-term perspective, are among the best tools for investors to weather changing markets and create a balanced investment portfolio. That's where the value of professional financial advice comes in. The role of a good financial adviser, especially during volatile times, is to help you make smart investment decisions that help you pursue your long-term goals. During last year's downturn in

                           * The Dow Jones Industrial Average is a
                           price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           *** The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           + The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. It is unmanaged and unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Presidents'
Message continued...

                           the markets, many mutual fund shareholders who invested through a financial adviser remained calm and ignored short-term corrections.

                           Today, these same investors are probably glad they did, as the markets continue their generally upward trend. Of course, history tells us that these trends do not continue indefinitely, and our belief is that the best way to weather changing market conditions is by working with a professional financial adviser.

                           YOUR MANAGERS OF DISTINCTION(SM)

                           Financial advisers are there to guide and assist you, but it also helps to invest with a company that has experienced fund managers who have weathered various market cycles over time. At Nations Funds, we call them our Managers of Distinction(SM).

                           In bringing you the wide range of funds we offer, we've carefully selected a roster of specialized investment management firms. Nations Funds Managers of Distinction(SM) are all seasoned and well-respected investment firms. We are pleased to bring this talent together in one place to offer you a variety of distinct money management styles.

                           And, our fund family should get even better with the completion of our merger with Pacific Horizon
                           Funds -- the largest merger in mutual fund history -- anticipated for May. Together, the new Nations Funds family will be able to offer you an even broader selection of mutual funds.

                           Of course, customer service continues to be of tremendous importance to us and, for the second year in a row, Nations Funds received the Key Honors award for superior customer support from DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry. Our commitment is to provide you with the best products and services, and we will seek to continue to do so in the coming year.

                           We are excited about the past year and the opportunities ahead of us. If you have any questions or comments on your annual report, please contact us at 1.800.321.7854 or e-mail your comments to us via our Web site at www.nationsbank.com/nationsfunds.

                           Once again, thank you for being a part of the Nations Funds family.

                           Sincerely,

                                       /s/ A. Max Walker                             /s/ Robert H. Gordon
                                       A. Max Walker                                 Robert H. Gordon
                                       President and Chairman                        President
                                       of the Board                                  NationsBanc Advisors, Inc.

                           March 31, 1999

                           P.S. On May 21, 1999, the Nations Funds/Pacific Horizon Funds merger was successfully completed.

Table
Of
Contents

                                       NATIONS FUNDS SPECTRUM                                       2
                                       ECONOMIC OVERVIEWS                                           4
                                       PORTFOLIO COMMENTARY
                                       Nations Balanced Assets Fund                                 9
                                       Nations Value Fund                                          14
                                       Nations Equity Income Fund                                  19
                                       Nations Equity Index Fund                                   24
                                       Nations Marsico Growth & Income Fund                        28
                                       Nations Strategic Equity Fund                               33
                                       Nations Capital Growth Fund                                 37
                                       Nations Disciplined Equity Fund                             42
                                       Nations Marsico Focused Equities Fund                       47
                                       Nations Emerging Growth Fund                                53
                                       Nations Small Company Growth Fund                           58
                                       FINANCIAL STATEMENTS
                                       Statement of Net Assets                                     64
                                       Statements of Operations                                   100
                                       Statements of Changes in Net Assets                        102
                                       Schedules of Capital Stock Activity                        106
                                       Financial Highlights                                       118
                                       Notes to Financial Statements                              140

                                       ---------------------------------------------------------------------------------
                                           Nations Funds                [Dalbar Logo]
                                           Recognized For
                                           Outstanding                  DALBAR, Inc., is a well-respected research firm
                                           Customer Service             that measures customer service levels and
                                                                        establishes benchmarks in the financial services
                                           In recognition of our        industry.
                                           commitment to retail
                                           shareholders through
                                           consistently providing
                                           superior customer service,
                                           Nations Funds was awarded
                                           DALBAR Key Honors in 1997
                                           and 1998.
                                       ---------------------------------------------------------------------------------

THE
NATIONS FUNDS
FAMILY AT A GLANCE

POTENTIAL RETURN


                                                                                                             GROWTH & INCOME
                                                                                                            ------------------
                                                      CURRENT INCOME
------------------------------------------------------------------------------------------------------------------------------
          LIQUIDITY
----------------------------------------------
MONEY                      SHORTER                    INTERMEDIATE                LONGER TERM               LARGE
MARKET                     MATURITY                   MATURITY                    DOMESTIC                  CAPITALIZATION
FUNDS                      BOND FUNDS                 BOND FUNDS                  BOND FUNDS                VALUE FUNDS
-----                      ----------                 ----------                  ----------                -----------
*Nations                   *Nations Short-            *Nations                    *Nations                  *Nations
  Prime Fund                 Intermediate               Strategic Fixed             Diversified               Value Fund
                             Government                 Income Fund                 Income Fund
*Nations Government          Fund                                                                           *Nations
  Money Market                                        *Nations                    *Nations                    Managed
  Fund                     *Nations                     Government                  U.S. Government           Value Index
                             Short-Term                 Securities Fund             Bond Fund                 Fund
*Nations                     Income Fund
  Treasury Fund                                       *Nations                    *Nations                  *Nations
                           *Nations Short-              Intermediate                Municipal                 Balanced Assets
*Nations Tax                 Term Municipal             Municipal                   Income Fund               Fund
  Exempt Fund                Income Fund                Bond Fund
                                                                                  *Nations
                                                      *Nations                      State-Specific
                                                        State-Specific              Long-Term
                                                        Intermediate                Municipal Bond
                                                        Municipal Bond              Funds
                                                        Funds

                               RISK (VARIABILITY)

                                                                                                         [NATIONS FUNDS LOGO]
                                                                                               INVESTMENTS FOR A LIFETIME(SM)
                                                                                                             POTENTIAL RETURN

                                                                              AGGRESSIVE GROWTH
                                                 -----------------------------------------------------------------------------
                         GROWTH
-------------------------------------------------------------------
          GROWTH & INCOME
-------------------------------------------
LARGE
CAPITALI-                LARGE                                        MID                 SMALL               REGION-SPECIFIC
ZATION                   CAPITALIZATION           INTERNATIONAL       CAPITALIZATION      CAPITALIZATION      INTERNATIONAL
FUNDS                    GROWTH FUNDS             EQUITY FUNDS        FUNDS               FUNDS               FUNDS
-----                    ------------             ------------        -----               -----               -----
*Nations                 *Nations                 *Nations            *Nations            *Nations            *Nations
  Marsico Growth           Marsico Focused          International       Emerging            Small Company       Emerging
  & Income Fund            Equities Fund            Value Fund          Growth Fund         Growth Fund         Markets Fund

*Nations                 *Nations                 *Nations                                *Nations
  Equity                   Disciplined              International                           Managed
  Index Fund               Equity Fund              Growth Fund                             SmallCap
                                                                                            Index Fund
*Nations                 *Nations                 *Nations
  Managed                  Capital Growth           International                         *Nations
  Index Fund               Fund                     Equity Fund                             Managed
                                                                                            SmallCap
*Nations                 *Nations                                                           Value Index
  Equity                   Strategic Equity                                                 Fund
  Income Fund              Fund

                                                      RISK (VARIABILITY)

LIFEGOAL PORTFOLIOS

*LifeGoal Income And Growth Portfolio

*LifeGoal Balanced Growth Portfolio

*LifeGoal Growth Portfolio

Economic
Overview
                           The U.S. economy expanded strongly and the stock market surged for the 12 months ending March 31, 1999.

                           Declining interest rates, confident consumers, healthy corporate capital spending and an expanding housing industry all helped propel the economy and fuel a persistent rally in stocks, particularly of large-capitalization companies. It was an event-filled period, punctuated by abrupt changes in investor sentiment and even some signs of a slowing of growth in the middle of the year. Through it all, the nation's Gross Domestic Product (the market value of the goods and services produced) grew. In 1998, the growth rate was an estimated 3.6%, only slightly less than the healthy 3.9% growth rate of 1997.

                           Upon closer examination, the story of the 12-month period actually was a tale of two economies -- a strong consumer economy and a weak industrial sector. Solid employment growth and increased real disposable personal income translated to a high level of consumer confidence. Industries linked closely to consumer behavior -- including autos, housing and retail -- were quite strong. At the same time, a number of factors contributed to weakness on the industrial side of the economy. The economic problems of some of our key trading partners, combined with the strength of the U.S. dollar, led to sluggishness in exports. While the evidence remains mixed, the worst of these problems for industrial industries may be ending. The most recent view of the National Association of Purchasing Managers, for example, is that manufacturing conditions in the U.S. may have bottomed.

                           Inflation, as measured by the Consumer Price Index, averaged 1.5% in 1998, following a 2.3% rise in 1997. Lower food and energy prices, combined with cheaper import prices, contributed significantly to the tame inflation picture. The low inflation rate came despite a low unemployment rate of 5% or less for most of the year. In the past, low unemployment accompanied by growth in money supply has tended to fuel inflation. However, that did not happen last year, as concerns about a worldwide credit crunch, global recession and deflation acted as a brake on inflation. The U.S. Federal Reserve Board moved away from its tight monetary policy stance of early 1998 and cut short-term interest rates three successive times in the fall, easing the availability of credit and liquidity. As we entered the second calendar quarter of 1999, economists were debating what the next move of the Federal Reserve Board might be.

                           If the economic story during the period was split into two sections -- consumer and industrial -- the year in the stock market

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Economic
Overview continued...

                           was divided into three periods. For the first seven months, the market steadily progressed, peaking in July. Then, the market abruptly reversed course, diving in August through early October as international concerns -- starting with the devaluation of the Russian ruble -- overwhelmed relatively benign reports about the U.S. economy. However, the Federal Reserve Board's actions helped restore confidence, and the market went on to new highs in late 1998 and early 1999.

                           The fiscal year also encompassed several different periods for bond market investors. Earlier in the year, investor uneasiness about the possibility of a revival of inflation worried the bond market, and interest rates tended to rise and bond prices slumped going into the summer of 1998. That situation changed dramatically with the Russian economic crisis of April. Fears about a global economic slowdown drove investor dollars toward only the highest quality securities -- principally U.S. Treasuries, and interest rates fell sharply. This period of investor anxiety ended in early October, however, as the Federal Reserve Board's intervention calmed the markets. For the remainder of the fiscal year, corporate and mortgage-backed securities -- with yield spread advantages over U.S.
                           Treasuries -- tended to return to favor.

                           International economic forces continue to send mixed signals. In early 1999, we could see scattered signs of an economic turnaround in Southeast Asia. Japan was beginning to reform its banking system, and investors were waiting to see the impact of an injection of 40 trillion yen into the banking system. Japan suffered through its worst economic performance in 50 years during 1998. The key to its economic rebound will be how quickly the business community, consumers and investors regain confidence. Worth watching will be whether Japan's export industry can grow. Elsewhere, the international scene provided additional signs of progress. The International Monetary Fund (IMF) finally received funding from the U.S. Congress, easing investor concerns. The devaluation of the real -- the Brazilian currency -- seemed to be postponed, but Brazil's government remained under pressure to carry out needed economic reforms.

                           But if U.S. investors found reasons for guarded optimism in some international developments, they also found sources for concern. China appeared unable to meet its ambitious growth targets and Hong Kong's economy remained under pressure. The world continued to watch to see whether China would feel pressure to devalue its currency. Meanwhile, the ability of Russia to pay its bills remained in doubt and the Russian domestic political situation raised questions as Foreign Minister Primakov took over day-to-day decision-making from an ailing Boris Yeltsin.

Economic
Overview continued...

                           Our outlook for 1999 calls for a possible slowing, but not reversal, of the domestic economic expansion. In light of reports of a slowdown in employment growth, a reduction in capital spending and continued sluggishness in international trade, we think economic expansion may have peaked. However, we still see room for continued growth in 1999 at lower levels than in 1998, perhaps at a rate of between 3% and 3.5%.

                           Viewing the domestic stock market in early 1999, the big question is whether the third quarter of 1998 represented a bottom for earnings and for stock prices. Given expectations of a slowing of U.S. economic growth and continued sluggishness in the global economy, investors are concerned about corporate earnings expectations for 1999. However, we do not think the most recent stock market levels reflected these investor concerns.

                           In the bond market, we see the potential of a more stable interest rate climate over the next several months, with the possibility of less dramatic changes in investor sentiment than we saw over the past 12 months.

                           We believe the direction of the markets will depend greatly on the economy's ability to continue to move forward at a controlled pace.

                           C. Thomas Clapp
                           Chief Equity Investment Officer
                           TradeStreet Investment Associates, Inc.

                           March 31, 1999

Economic
Overview
                           The U.S. equity market again demonstrated its resiliency in the 12-month period ended March 31, 1999. The fiscal year also reaffirmed the importance for investors of maintaining a long-term perspective in managing their portfolios. Large-capitalization, U.S. stocks continued to post strong gains despite a succession of problems, including the collapse of Russia's economy, the emergency bailout of a prominent hedge fund, President Clinton's impeachment hearings, continued economic malaise in Japan, and persistent concerns about third world economies. Through it all, the Standard & Poor's 500 Composite Stock Price Index returned 18.5% for the 12 months ended March 31, 1999.*

                           The stock market's persistence reminds us of Mark Twain's observation that it is necessary to take the "long view to see the true shape of the river." Over the last two decades we have seen many instances in which investors have been warned to reduce their equity exposure because of short-term events. Examples that come to mind include the savings and loan crisis, "Black Monday" 1987, the collapse in commercial real estate, the Gulf War, and -- more recently -- fears of a possible global credit crunch in late-summer 1998. However, when we look back upon these events, we find a consistently vibrant U.S. economy, which created a positive backdrop for equity returns. Despite a number of negative events, which in our view were healthy reminders of the risks inherent in equity investing, the U.S. economy continues to grow at a healthy rate and to create new levels of prosperity.

                           At Marsico Capital Management, our investment process is anchored by a macroeconomic view incorporating both shorter-term, cyclical and longer-term, secular factors. We continue to see a healthy economy in which inflation is restrained, consumer confidence is strong, and productivity continues to increase. For the first time in years, the government has a budget surplus. The Federal Reserve Board, in our opinion, has been very conscientious in targeting inflation as its primary concern. Inflation is one of the most important "macro" issues we examine when developing our market outlook because it is one of the greatest threats to financial assets.

                           Looking ahead, we believe inflation will remain low. U.S. companies have demonstrated a consistent ability to improve quality through productivity gains while keeping costs low. Additionally, a strong U.S. dollar reduces the ability of U.S. producers to raise prices. Investors continue to have high confidence in Federal Reserve Board Chairman Alan Greenspan and the ability of the United States to

                           *The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Economic
Overview continued...

                           remain a "safe haven" in an uncertain world, which, incidentally, has created a shortage of low risk U.S. government debt issues. With this as a backdrop, we believe it is unlikely that interest rates will increase.

                           In summary, we believe the U.S. investing environment remains attractive -- a strong U.S. economy should lead to continued earnings growth, while low inflation, low interest rates, and a strong consumer create a backdrop for a healthy stock market.
                           Thomas F. Marsico
                           Chief Executive Officer
                           Marsico Capital Management, LLC

                           March 31, 1999

Nations
Balanced Assets
Fund Value Management
     Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Balanced Assets Fund's performance for the 12-month period ended March 31, 1999, and its outlook for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Value
Management Team of TradeStreet           The Fund seeks to provide shareholders with the potential
Investment Associates, Inc.,             for solid returns with reduced overall portfolio risk. It
investment sub-adviser to the            allocates its assets among a diversified portfolio of
Fund.                                    stocks, fixed-income securities and money market
                                         instruments -- all of which have different return/risk
INVESTMENT OBJECTIVE                     characteristics. The Fund invests primarily in stocks of
The Fund seeks total return by           high-quality companies with favorable long-term fundamentals
investing in equity and fixed            and attractive valuations. Its fixed-income holdings consist
income securities.                       of investment-grade securities.
                                         WHAT ECONOMIC FACTORS OR MARKET OCCURRENCES INFLUENCED THE
PERFORMANCE REVIEW                       FUND'S PERFORMANCE?
For the 12-month period ended
March 31, 1999, Nations Balanced         The stock market, as reflected by the Standard & Poor's 500
Assets Fund Investor A Shares            Composite Stock Price Index (S&P 500 Index)***, performed
provided a total return of               very well, driven by a favorable environment of low
-1.36%.**                                inflation, stable economic growth, the continued global
                                         benefits from the fall of communism, and increased global
                                         trade and competition. Large-capitalization stocks with
                                         stable earnings growth, particularly in the technology,
                                         communications services and health-care industries, were the performance leaders. However, the spreading impact of a
                                         global economic slowdown, which began in Asia and spread
                                         through emerging markets, undermined the performance of
                                         value stocks. These stocks, which have lower
                                         price-to-earnings (p/e) ratios(+), often tend to be found in cyclical industries whose fortunes are linked to movements in the business cycle. Nations Balanced Assets Fund held
                                         many of these value-oriented, cyclical stocks, and this
                                         emphasis held back performance during much of the year. We believe, however, that the disparity between the performance of growth

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75% which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           +The p/e ratio gives investors an idea of how much they are paying for a company's earnings power.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Balanced Assets
Fund  Value Management
      Team Commentary continued...

                                         stocks and of value stocks may have run its course and may not be repeated. It is worth noting that this performance
                                         disparity was greater in 1998 than it had been in the
                                         previous 50 years.

                                         HOW DID YOU MANAGE THE STOCK PORTION OF THE FUND?(++)
Halfway through the year, we
diversified equity investments to        At the beginning of the reporting period, the Fund
reduce the Fund's exposure to            emphasized stocks with low p/e ratios in cyclical industries
value stocks in cyclical                 such as paper, metals, chemicals, energy and consumer
industries, which had suffered           cyclicals. Unfortunately, as we noted, these stocks tended
because of fears of a global             to be out of favor during 1998.
economic slowdown.
                                         Approximately halfway through the fiscal year, we
                                         diversified the stock portion of the Fund's portfolio to
                                         gain a broader cross-section of the market, including
                                         less-cyclical stocks. This approach helped to recover some ground as portfolio holdings like Sun Microsystems, Inc.,
                                         International Business Machines Corporation, and Anheuser-
                                         Busch Companies provided strong performance for the Fund.
                                         HOW DID YOU MANAGE THE BOND PORTION OF THE FUND?
                                         We maintained a relatively heavy emphasis on U.S. Treasury and U.S. agency bonds, which helped performance
                                         considerably. In a period of international uncertainty and volatility, especially in the fall of 1998, U.S. Treasuries were the best-performing fixed income asset class across
                                         different maturities. The Fund also benefited from the
                                         relatively high credit quality of its corporate bonds.
                                         Higher-rated corporate bonds outperformed lower-rated
                                         corporate bonds over the reporting period.

                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                         PERFORMANCE DURING THE PERIOD?
                                         The global economic slowdown that began in Asia weakened
                                         demand for U.S. exports, particularly in cyclical
                                         industries. The Fund's position early in the fiscal year in companies such as Olin Corporation, a chemical company, and
                                         AGCO Corporation, an agricultural machinery firm, left it
                                         overly exposed to these international economic problems,
                                         particularly at a time in which there was increased
                                         manufacturing capacity in those industries. The slowdown
                                         also depressed demand for oil and other basic commodities.

                                         ++Portfolio holdings and characteristics are subject to
                                         change and may not be representative of current holdings and characteristics.

Nations
Balanced Assets
Fund  Value Management
      Team Commentary continued...

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                         COMING YEAR AND HOW ARE YOU POSITIONING THE FUND
                                         ACCORDINGLY?
                                         On the stock side, we have taken several steps.
                                         First, we have underweighted technology stocks relative to their position in the S&P 500 Index. We believe technology sector stocks are fully priced and their exceptional
                                         performance in 1998 should fall off during the coming year.
                                         As we approached the end of the fiscal year in March 1999, technology stocks were selling at an unusually-high 33 times
                                         1999 estimated earnings, with a 15% expected sustainable
                                         growth rate on average. The Fund's remaining technology
                                         holdings are concentrated in dominant companies that we
                                         believe can continue to do well -- companies like Sun
                                         Microsystems, IBM and Intel Corporation.
                                         Second, we have overweighted the financial sector, leaning more towards the life and annuity insurance companies than the banks. We believe the insurance industry is at the
                                         beginning of a mergers and consolidation phase, much like
                                         the banking industry was 10 years ago. Insurance companies also are moving to become strong competitors in the
                                         promising asset-gathering business.
                                         Third, we have increased the Fund's weighting in the energy sector to an over-weighted position. We believe the Fund
                                         will benefit from an expected increase in oil prices over
                                         the coming months. In addition, we continue to overweight
                                         the utilities area, believing that industry consolidation, attractive valuations and strong dividend yields will help performance.
                                         Finally, we are adding to the most out-of-favor
                                         sector -- basic materials -- with the addition of several
                                         steel companies that would benefit from higher steel prices.
                                         We believe that the eventual recovery in the emerging
                                         economies also should be a positive influence.
                                         On the bond side of the portfolio, we are optimistic that
                                         the Fund's corporate and asset-backed holdings will perform well in the coming months because of the continued strength of the U.S. economy. However, we continue to watch the
                                         economy and the equity markets closely, as any large
                                         downturn in stocks could lead to renewed weakness in
                                         corporate bonds and asset-backed fixed-income securities. As we learned in late 1998, the international markets can
                                         always provide unwelcome surprises. However, with the
                                         outlook for continued U.S. economic strength, we retain a
                                         positive outlook for fixed income performance for the
                                         remainder of 1999.

Nations
Balanced Assets
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.6%    Electric Power
 2.7%    Federal National Mortgage
         Association (FNMA)
         Certificates
 3.4%    Drugs
 4.7%    Insurance
 5.0%    Oil - International
 5.3%    Utilities - Telephone
 7.0%    Computer Related
 7.9%    Banking and Finance
15.1%    U.S. Treasury Obligations
46.3%    Other




PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


               TOP TEN HOLDINGS
--------------------------------------------
  1  Sun Microsystems, Inc.             2.0%
--------------------------------------------
  2  Lincoln National Corporation Ltd.  1.9%
--------------------------------------------
  3  Mellon Bank Corporation            1.6%
--------------------------------------------
  4  BP Amoco plc, ADR                  1.5%
--------------------------------------------
  5  United Technologies Corporation    1.5%
--------------------------------------------
  6  AT&T Corporation                   1.5%
--------------------------------------------
  7  Bristol-Myers Squibb Company       1.5%
--------------------------------------------
  8  CIGNA Corporation                  1.5%
--------------------------------------------
  9  Wellpoint Health Networks, Inc.    1.4%
--------------------------------------------
 10  Schering-Plough Corporation        1.4%
--------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Balanced Assets
Fund Performance


   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

Investor A Shares at MOP* (as of 3/31/99)

                                                                     STANDARD & POOR'S
                                          BALANCED ASSETS $19,444    500 INDEX $35,682     LIPPER BALANCED FUNDS UNIVERSE $22,044
                                          -----------------------    -----------------     --------------------------------------
Oct. 2 1992                                       9425.00                 10000.00                        10000.00
1992                                              9776.00                 10504.00                        10396.00
                                                 10179.00                 10963.00                        10830.00
                                                 10431.00                 11017.00                        11003.00
                                                 10659.00                 11301.00                        11387.00
1993                                             10726.00                 11563.00                        11548.00
                                                 10381.00                 11125.00                        11178.00
                                                 10050.00                 11172.00                        11058.00
                                                 10441.00                 11718.00                        11387.00
1994                                             10369.00                 11716.00                        11269.00
                                                 10955.00                 12857.00                        11984.00
                                                 11862.00                 14085.00                        12862.00
                                                 12491.00                 15204.00                        13575.00
1995                                             13070.00                 16120.00                        14146.00
                                                 13504.00                 16985.00                        14523.00
                                                 13864.00                 17748.00                        14875.00
                                                 14178.00                 18296.00                        15279.00
1996                                             14946.00                 19820.00                        16114.00
                                                 15148.00                 20351.00                        16118.00
                                                 16679.00                 23907.00                        17786.00
                                                 17997.00                 25695.00                        18992.00
1997                                             18137.00                 26432.00                        19233.00
                                                 19713.00                 30120.00                        20706.00
                                                 19408.00                 31114.00                        20932.00
                                                 17657.00                 28018.00                        19590.00
1998                                             19637.00                 33986.00                        21817.00
Mar. 31 1999                                     19444.00                 35682.00                        22044.00


                                          LEHMAN AGGREGATE BOND
                                              INDEX $15,554
                                          ---------------------
Oct. 2 1992                                     10000.00
1992                                            10027.00
                                                10441.00
                                                10718.00
                                                10998.00
1993                                            11004.00
                                                10688.00
                                                10578.00
                                                10643.00
1994                                            10683.00
                                                11222.00
                                                11905.00
                                                12138.00
1995                                            12655.00
                                                12431.00
                                                12502.00
                                                12734.00
1996                                            13116.00
                                                13042.00
                                                13521.00
                                                13970.00
1997                                            14380.00
                                                14605.00
                                                14947.00
                                                15579.00
1998                                            15632.00
Mar. 31 1999                                    15554.00


[INVESTOR A SHARES AT NAV** RETURN CHART]

Investor A Shares at NAV** (as of 3/31/99)

                                                                     STANDARD & POOR'S
                                          BALANCED ASSETS $20,630    500 INDEX $35,682     LIPPER BALANCED FUNDS UNIVERSE $22,044
                                          -----------------------    -----------------     --------------------------------------
Oct. 2 1992                                        10000                   10000                            10000
1992                                               10372                   10504                            10396
                                                   10800                   10963                            10830
                                                   11067                   11017                            11003
                                                   11310                   11301                            11387
1993                                               11361                   11563                            11548
                                                   11014                   11125                            11178
                                                   10668                   11172                            11058
                                                   11078                   11718                            11387
1994                                               11001                   11716                            11269
                                                   11623                   12857                            11984
                                                   12585                   14085                            12862
                                                   13254                   15204                            13575
1995                                               13867                   16120                            14146
                                                   14328                   16985                            14523
                                                   14710                   17748                            14875
                                                   15043                   18296                            15279
1996                                               15858                   19820                            16114
                                                   15072                   20351                            16118
                                                   17697                   23907                            17786
                                                   19095                   25695                            18992
1997                                               19244                   26432                            19233
                                                   20916                   30120                            20706
                                                   20592                   31114                            20932
                                                   15734                   28018                            19590
1998                                               20835                   33986                            21817
Mar. 31 1999                                       20630                   35682                            22044


                                          LEHMAN AGGREGATE BOND
                                              INDEX $15,554
                                          ---------------------
Oct. 2 1992                                       10000
1992                                              10027
                                                  10441
                                                  10718
                                                  10998
1993                                              11004
                                                  10688
                                                  10578
                                                  10643
1994                                              10683
                                                  11222
                                                  11905
                                                  12138
1995                                              12655
                                                  12431
                                                  12502
                                                  12734
1996                                              13116
                                                  13042
                                                  13521
                                                  13970
1997                                              14380
                                                  14605
                                                  14947
                                                  15579
1998                                              15632
Mar. 31 1999                                      15554


                                                  AVERAGE ANNUAL TOTAL RETURN
                                                  Investor A Shares

                                                  SINCE INCEPTION   NAV**   MOP*
                                                  (10/2/92 through
                                                  3/31/99)         11.80% 10.78%

                                                  The charts to the left show
                                                  the growth in value of a
                                                  hypothetical $10,000
                                                  investment in Investor A
                                                  Shares of Nations Balanced
                                                  Assets Fund from the
                                                  inception of the share
                                                  class. Figures for the
                                                  Standard & Poor's 500
                                                  Composite Stock Price Index
                                                  (Standard & Poor's 500
                                                  Index), an unmanaged index
                                                  of 500 widely held common
                                                  stocks, include reinvestment
                                                  of dividends. Figures for
                                                  the Lehman Aggregate Bond
                                                  Index, which is an unmanaged
                                                  index comprised of the
                                                  Government Corporate Bond
                                                  Index, the Asset-Backed
                                                  Securities Index and the
                                                  Mortgage-Backed Securities
                                                  Index and includes U.S.
                                                  Treasury issues, agency
                                                  issues, corporate bond
                                                  issues and mortgage-backed
                                                  issues include reinvestment
                                                  of dividends. Funds included
                                                  in the Lipper Balanced Funds
                                                  Universe have a primary
                                                  objective of conserving
                                                  principal by maintaining at
                                                  all times a balanced
                                                  portfolio of both stocks and
                                                  bonds. Typically, the
                                                  stock/bond ratio ranges
                                                  around 60%/40%. It is not
                                                  possible to invest in the
                                                  Indexes or Lipper Universe.
                                                  The performance of Primary
                                                  A, Investor B and Investor C
                                                  Shares may vary based on the
                                                  differences in sales loads
                                                  and fees paid by the
                                                  shareholders investing in
                                                  each class.
                                                         [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                   Investor A          Investor B         Investor C
                                                    Primary A     NAV       MOP      NAV     CDSC***     NAV      CDSC
Inception Date                                      9/30/92     10/2/92   10/2/92   6/7/93   6/7/93    10/2/92   10/2/92
----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                   -1.20%     -1.36%    -7.04%    -2.13%   -6.65%    -2.17%    -3.07%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                              13.16%     12.92%    10.72%    12.21%   11.50%    12.30%    12.30%
5 YEARS                                              13.62%     13.38%    12.04%    12.71%   12.47%    12.68%    12.68%
SINCE INCEPTION                                      12.03%     11.80%    10.78%    11.22%   11.11%    11.08%    11.08%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
Value
Fund  Value Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Value Fund's performance for the 12-month period
                                         ended March 31, 1999, and its outlook for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Value
Management Team of TradeStreet           The investment philosophy and style of Nations Value Fund is
Investment Associates, Inc.,             based on the premise that a well diversified portfolio of
investment sub-adviser to the            undervalued companies with low prices relative to their
Fund.                                    expected earnings should, over time, outperform the overall market. We also believe this strategy should incur
INVESTMENT OBJECTIVE                     lower-than-average market risk and provide a cushion during
The Fund seeks growth of capital         market declines.
by investing in companies that are
believed to be undervalued.              WHAT ECONOMIC FACTORS OR MARKET OCCURRENCES INFLUENCED THE
                                         FUND'S PERFORMANCE?
PERFORMANCE REVIEW
For the 12-month period ended            The stock market, as reflected in the Standard & Poor's 500
March 31, 1999, Nations Value Fund       Composite Stock Price Index (S&P 500 Index)***, surged ahead
Investor A Shares provided               during the 12-month period, driven by continued low
shareholders with a total return         inflation, stable economic growth and increased global trade
of 3.96%.**                              and competition. Growth stocks, particularly in technology, communications services and health-care led the market's
                                         performance. In this environment, investors were less
                                         attracted to value-oriented companies that tend to be
                                         emphasized by the Fund. The performance of these companies, which typically have lower price-to-earnings (p/e) ratios(+)
                                         and often are in more cyclical industries, was held back by fears of the impact of the global financial crisis that
                                         began in Asia. In fact, the disparity between the
                                         performance of growth stocks and of value stocks during 1998 was as large as has been seen in 50 years. We believe,
                                         however, that this recent extreme divergence in performance between growth stocks and value stocks may have run its
                                         course and is not likely to continue.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           +The p/e ratio gives investors an idea of how much they are paying for a company's earnings power.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Value
Fund  Value Management
      Team Commentary continued...

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE FAVORABLE FOR THE
While the stock market, in               FUND?(++)
general, favored growth stocks
over value stocks during the             The Fund's performance, relative to other value funds, was
reporting period, we believe this        helped by our discipline requiring a diversified portfolio
tendency may have run its course,        across all economic sectors. We believe this
with opportunities presenting            diversification, in addition to supporting performance,
themselves for value investing.          reduced relative market risk.
                                         The Fund ended the year by modestly underweighting
                                         technology stocks, while overweighting stocks in the
                                         financial services, utilities and energy industries.
                                         In technology, we believe that while many technology stock valuations were relatively high, strong fundamentals
                                         justified the prices of a few large-capitalization companies owned by the Fund, including Sun Microsystems, Inc.,
                                         International Business Machines Corporation and Intel
                                         Corporation. All three companies provided strong performance during the past year.
                                         The financial sector represented the largest portion of the
                                         Fund at the end of the fiscal year, at 18.9% of total
                                         assets. Our strategy was to diversify among large and
                                         regional banks and to emphasize insurance companies,
                                         including life, annuity and HMO businesses, with more
                                         attractive valuations than many banks. This strategy helped performance, as the Fund's holdings in finance outperformed the S&P 500 Index's finance sector for the 12-month period.
                                         We have started the new fiscal year with high expectations for holdings such as CIGNA Corporation, Lincoln National
                                         Corporation Ltd., Hartford Financial Services Group, Inc.,
                                         Chase Manhattan Corporation and Paine Webber Group, Inc.
                                         In addition to technology and finance, communication
                                         services holdings provided strong performance for the year.
                                         Stocks supporting performance included BellSouth Corporation and SBC Communications.
                                         Relative performance also was helped by our decision to de-
                                         emphasize basic materials stocks -- in industries such as
                                         steel and chemicals. This was the worst-performing sector in the S&P 500 Index during 1998 -- the only sector with a
                                         decline.

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         In general, traditional growth-oriented sectors such as
                                         technology, health-care and consumer staples posed the most difficulty for the Fund, principally because their high
                                         stock valuations tended to be

                                         ++Portfolio holdings and characteristics are subject to
                                         change and may not be representative of current holdings and characteristics.

Nations
Value
Fund  Value Management
      Team Commentary continued...

                                         incompatible with our investment strategy. The market's
                                         best-performing stocks during the year tended to be in those sectors -- large companies with high p/e ratios. These were companies like Dell Computer Corporation and pharmaceutical giant Pfizer Inc. The Fund normally avoids or de-emphasizes these companies because its value discipline emphasizes
                                         stocks with low p/e ratios.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                         COMING YEAR AND HOW ARE YOU POSITIONING THE FUND
                                         ACCORDINGLY?
                                         First, we have underweighted technology stocks,
                                         concentrating on those stocks that we believe should
                                         continue to perform well because of their strong, dominant positions. These include companies such as Sun Microsystems,
                                         IBM and Intel Corporation. However, we believe technology
                                         stocks, in general, are fully valued and not likely to
                                         repeat their impressive performance of the past year. At the end of the fiscal year, this sector was selling at an
                                         astounding 33 times 1999 estimated earnings, with a 15%
                                         expected sustainable growth rate on average.

                                         Second, we have overweighted the financial sector, leaning more towards the life and annuity insurance companies than the banks. We believe the insurance industry is only at the beginning of a consolidation phase, much like the banking
                                         industry was 10 years ago. Insurance companies also are
                                         moving to become strong competitors in the promising
                                         asset-gathering business.
                                         Third, we have overweighted the energy sector, believing the
                                         Fund can benefit from expected increases in oil prices. In addition, we continue to overweight utilities, believing
                                         that industry consolidation, attractive valuations and
                                         strong dividend yields should help performance.
                                         Finally, we are adding to the most out-of-favor sector,
                                         basic materials, with the addition of several steel
                                         companies that could benefit from the possibility of higher steel prices. We believe the eventual recovery in the Asia and other emerging economies also should support
                                         performance.

Nations
Value
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]



 3.1%    Medical Services
 3.3%    Financial Services
 3.6%    Retail - General
 3.9%    Electric Power
 5.1%    Drugs
 7.1%    Insurance
 7.7%    Oil - International
 8.3%    Utilities - Telephone
 8.5%    Banking
10.4%    Computer Related
39.0%    Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

TOP TEN HOLDINGS
--------------------------------------------
  1  Lincoln National Corporation Ltd.  3.0%
--------------------------------------------
  2  Sun Microsystems, Inc.             2.9%
--------------------------------------------
  3  Mobil Corporation                  2.5%
--------------------------------------------
  4  BP Amoco plc, ADR                  2.5%
--------------------------------------------
  5  Bristol-Myers Squibb Company       2.3%
--------------------------------------------
  6  CIGNA Corporation                  2.3%
--------------------------------------------
  7  Schering-Plough Corporation        2.2%
--------------------------------------------
  8  United Technologies Corporation    2.2%
--------------------------------------------
  9  Mellon Bank Corporation            2.1%
--------------------------------------------
 10  AT&T Corporation                   2.1%
--------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Value
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]
Investor A Shares at MOP* (as of 3/31/99)

                                                                       STANDARD & POOR'S 500              LIPPER GROWTH
                                                VALUE $36,267               INDEX $47,067         & INCOME FUNDS UNIVERSE $36,042
                                                -------------          ----------------------     -------------------------------
Dec. 6 1989                                          9425                       10000                          10000
1989                                                 9455                       10185                          10097
                                                     9526                        9878                           9843
                                                    10022                       10500                          10355
                                                     8810                        9057                           8988
1990                                                 9789                        9869                           9654
                                                    11103                       11303                          11034
                                                    11101                       11277                          11009
                                                    11589                       11880                          11626
1991                                                12322                       12875                          12456
                                                    12393                       12550                          12474
                                                    12459                       12788                          12514
                                                    12595                       13191                          12824
1992                                                13199                       13856                          13604
                                                    13829                       14461                          14254
                                                    14147                       14532                          14391
                                                    14769                       14907                          14902
1993                                                15319                       15253                          15258
                                                    14920                       14675                          14786
                                                    14800                       14736                          14742
                                                    15051                       15457                          15369
1994                                                14845                       15454                          15138
                                                    16224                       16959                          16366
                                                    17846                       18579                          17680
                                                    19272                       20056                          18978
1995                                                20157                       21263                          19900
                                                    21159                       22405                          21064
                                                    21984                       23411                          21789
                                                    22520                       24134                          22442
1996                                                24360                       26145                          24148
                                                    24926                       26845                          24428
                                                    28071                       31535                          27946
                                                    31285                       33894                          30450
1997                                                30766                       34867                          30693
                                                    34449                       39731                          34291
                                                    34428                       41042                          34366
                                                    30186                       36958                          30074
1998                                                36040                       44830                          35415
Mar. 31 1999                                        36267                       47067                          36042

[INVESTOR A SHARES AT NAV** RETURN CHART]
Investor A Shares at NAV** (as of 3/31/99)

                                                                        STANDARD & POOR'S 500              LIPPER GROWTH
                                                VALUE $37,997               INDEX $47,067         & INCOME FUNDS UNIVERSE $36,042
                                                -------------           ---------------------     -------------------------------
Dec. 6 1989                                         10000                       10000                          10000
1989                                                10032                       10185                          10097
                                                    10107                        9878                           9843
                                                    10634                       10500                          10355
                                                     9347                        9057                           8988
1990                                                10387                        9869                           9654
                                                    11780                       11303                          11034
                                                    11778                       11277                          11009
                                                    12296                       11880                          11626
1991                                                13073                       12875                          12456
                                                    13149                       12550                          12474
                                                    13219                       12788                          12514
                                                    13363                       13191                          12824
1992                                                14004                       13856                          13604
                                                    14672                       14461                          14254
                                                    15010                       14532                          14391
                                                    15670                       14907                          14902
1993                                                16253                       15253                          15258
                                                    15831                       14675                          14786
                                                    15702                       14736                          14742
                                                    15969                       15457                          15369
1994                                                15751                       15454                          15138
                                                    17214                       16959                          16366
                                                    18935                       18579                          17680
                                                    20448                       20056                          18978
1995                                                21387                       21263                          19900
                                                    22450                       22405                          21064
                                                    23325                       23411                          21789
                                                    23894                       24134                          22442
1996                                                25847                       26145                          24148
                                                    26446                       26845                          24428
                                                    29784                       31535                          27946
                                                    33194                       33894                          30450
1997                                                32643                       34867                          30693
                                                    36550                       39731                          34291
                                                    36528                       41042                          34366
                                                    32028                       36958                          30074
1998                                                38238                       44830                          35415
Mar. 31 1999                                        37997                       47067                          36042

                                               AVERAGE ANNUAL TOTAL RETURN
                                               Investor A Shares

                                               SINCE INCEPTION  NAV**  MOP*
                                               (12/6/89 through
                                               3/31/99)         15.41% 14.68%

                                               The charts to the left show
                                               the growth in value of a
                                               hypothetical $10,000
                                               investment in Investor A
                                               Shares of Nations Value Fund
                                               from the inception of the
                                               share class. Figures for the
                                               Standard & Poor's 500
                                               Composite Stock Price Index
                                               (Standard & Poor's 500
                                               Index), an unmanaged index
                                               of 500 widely held common
                                               stocks, include reinvestment
                                               of dividends. Funds included
                                               in the Lipper Growth and
                                               Income Funds Universe
                                               combine a growth of earnings
                                               orientation and an income
                                               requirement for level and/or
                                               rising dividends. It is not
                                               possible to invest in the
                                               Index or Lipper Universe.
                                               The performance of Primary
                                               A, Investor B and Investor C
                                               Shares may vary based on the
                                               differences in sales loads
                                               and fees paid by the
                                               shareholders investing in
                                               each class.

                                                      [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                    Investor A           Investor B            Investor C
                                                   Primary A      NAV        MOP       NAV      CDSC***      NAV       CDSC
Inception Date                                      9/19/89     12/6/89    12/6/89    6/7/93    6/7/93     6/17/92    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                   4.15%       3.96%     -2.04%     3.11%     -1.44%      3.39%      2.48%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                             19.43%      19.17%     16.85%     18.39%    17.67%     18.67%     18.67%
5 YEARS                                             19.39%      19.14%     17.73%     18.44%    18.23%     18.50%     18.50%
SINCE INCEPTION                                       --        15.41%     14.68%     16.95%    16.87%     16.58%     16.58%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
Equity Income
Fund  Structured Products Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Equity Income Fund's performance for the 12-month
                                         period ended March 31, 1999, and its outlook for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the
Structured Products Management           The Fund seeks to provide returns comparable to the Standard
Team of TradeStreet Investment           & Poor's 500 Composite Stock Price Index (S&P 500 Index)***
Associates, Inc., investment             over time, but to accomplish this with less risk than in the
sub-adviser to the Fund.                 overall market. We seek to emphasize investments in
INVESTMENT OBJECTIVE                     high-quality companies with above-average dividends. With
The Fund seeks current income and        this strategy, we hope to capture most of the returns in
growth of capital by investing           rising markets, while avoiding the full impact of falling
primarily in companies with above-       markets.
average dividend yields.
PERFORMANCE REVIEW                       During the fiscal year, we changed the Fund's investment
For the 12-month period ended            approach to make Fund performance more consistent with that
March 31, 1999, Nations Equity           of the benchmark S&P 500 Index. Prior to January of 1999,
Income Fund Investor A Shares            the Fund took a deep-value approach to stock selection,
provided a total return of               primarily buying stocks trading at significantly lower
-9.87%.**                                prices, as reflected in measures such as price-to-earnings ratios(+), than the market as a whole. We have modified that approach to remove the emphasis on deep-value stocks, while retaining a focus on stocks with above-average dividends and low potential price volatility. We believe this revised
                                         approach will give the Fund flexibility to participate more fully in the investment opportunities of the stock market.
                                         WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         During the 12-month period ended March 31, 1999, the
                                         domestic economy provided a favorable backdrop for many
                                         investment strategies, particularly those emphasizing
                                         large-capitalization growth companies. The U.S. economy grew at a controlled rate, corporate profits slowed, but remained positive, and inflation remained benign.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           +The price-to-earnings ratio gives investors an idea of how much they are paying for a company's earnings power.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Equity Income
Fund  Structured Products Management
      Team Commentary continued...

                                         Most stock indices posted solid gains. Large-capitalization stocks with stable earnings growth, particularly in the
                                         technology, communications services and health-care
                                         industries, were the performance leaders. However, the
                                         spreading impact of a global economic slowdown, which began in Asia and spread through emerging markets, undermined the performance of value stocks, with lower price-to-earnings
                                         ratios, and cyclical stocks, whose fortunes are linked to
                                         changes in the business cycle.

                                         HOW DID THESE ECONOMIC CONDITIONS AFFECT FUND PERFORMANCE?
                                         While it was a favorable environment for growth stocks,
                                         especially for the "mega blue chip" companies with market
                                         capitalizations of more than $25 billion, it did not favor the deep-value stocks we emphasized until late in the fiscal year. We believed many of the companies that became the
                                         performance leaders of 1998 had stock price valuations that were too high and posed too much risk if the market were to slump. As a consequence, the Fund did not participate in
                                         their performance until late in the fiscal year, when we
                                         adjusted our approach to allow more investments in large
                                         company growth stocks.

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
The Fund's investments in several        PERFORMANCE?(++)
stocks of transportation and
services companies were the              The Fund's exposure to the technology sector, while limited,
biggest positive contributors to         supported performance during the year, while the
performance. Several successful          communications, health-care, and consumer cyclical sectors
investments offered both                 also contributed positively. Communications companies owned
attractive valuations and                by the Funds included ALLTEL Corp., AT&T Corporation and
competitive dividend yields.             Frontier Corp. Among the Fund's holdings in the consumer
                                         cyclicals sector, United Technologies (owner of Carrier
                                         Heating) was the best performing company.
                                         Our decision to underweight stocks of the basic materials
                                         companies also helped performance, as this more-cyclical
                                         sector lagged the overall market in performance.
                                         DID THE FUND INVEST IN BONDS? IF SO, HOW DID THEY IMPACT
                                         PERFORMANCE?
                                         The Fund invested approximately 5% of its assets in U.S.
                                         Treasury securities. This decision was successful as
                                         declining interest rates and a preference for high-quality bonds by many investors resulted in a rally in U.S. Treasury bonds.

                                         ++Portfolio holdings are subject to change and may not be
                                         representative of current holdings.

Nations
Equity Income
Fund  Structured Products Management
      Team Commentary continued...

                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                         PERFORMANCE DURING THE PERIOD?
                                         The Fund's emphasis on deep-value stocks during most of the reporting period was the primary factor holding back
                                         performance. It was a year in which growth stocks were
                                         favored, including many trading at extremely high
                                         valuations. The Fund's de-emphasis of technology stocks,
                                         which were the performance leaders for the year, also
                                         hindered performance. We avoided many technology companies because of both their high valuations and their low or
                                         non-existent dividend yields.

                                         WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
                                         Looking ahead, we expect the stock market to perform well, but not to repeat the gains of the last 12 months. We
                                         believe an economy with low inflation, high company
                                         productivity and overall efficiency has created a favorable environment for investing in stocks. We also anticipate that investors will begin to focus more closely on valuations in a period of moderate growth and slowing corporate profit
                                         growth. Although we may not see as good a year as we did
                                         this past year for the market as a whole, we still
                                         anticipate positive returns from stocks relative to other
                                         types of investments. With this outlook, we expect to see
                                         investment opportunities for the Fund's modified
                                         stock-selection process.

Nations
Equity Income
Fund

PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.1%         Retail - General
 3.4%         Medical Products and Supplies
 3.4%         Insurance
 3.6%         Oil - International
 3.7%         Computer Software
 5.5%         Computer Related
 6.1%         Electric Power
 6.6%         Banking
 8.2%         Utilities - Telephone
56.4%         Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


             TOP TEN HOLDINGS
----------------------------------------------
1     General Electric Company           2.7%
----------------------------------------------
2     Microsoft Corporation              2.7%
----------------------------------------------
3     Johnson & Johnson                  2.6%
----------------------------------------------
4     International Business Machines
      Corporation                        2.5%
----------------------------------------------
5     AT&T Corporation                   2.5%
----------------------------------------------
6     Hewlett-Packard Company            2.4%
----------------------------------------------
7     May Department Stores Company      2.0%
----------------------------------------------
8     ALLTEL Corporation                 1.8%
----------------------------------------------
9     Intel Corporation                  1.8%
----------------------------------------------
10    Banc One Corporation               1.6%
----------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Equity Income
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]
Investor A Shares at MOP* (as of 3/31/99)

                                                            STANDARD & POOR'S 500
                                EQUITY INCOME $25,065           INDEX $40,174         LIPPER EQUITY INCOME FUNDS UNIVERSE $29,662
                                ---------------------       ---------------------     -------------------------------------------
Apr. 16 1991                           9425.00                    10000.00                              10000.00
                                       9321.00                     9625.00                               9783.00
                                      10007.00                    10140.00                              10403.00
1991                                  10740.00                    10990.00                              10991.00
                                      10650.00                    10712.00                              11012.00
                                      10927.00                    10915.00                              11268.00
                                      11376.00                    11259.00                              11575.00
1992                                  11790.00                    11826.00                              12111.00
                                      12398.00                    12343.00                              12885.00
                                      12486.00                    12404.00                              13046.00
                                      12946.00                    12724.00                              13629.00
1993                                  13259.00                    13019.00                              13825.00
                                      12729.00                    12526.00                              13321.00
                                      12960.00                    12578.00                              13373.00
                                      13451.00                    13193.00                              13903.00
1994                                  13087.00                    13191.00                              13568.00
                                      14197.00                    14475.00                              14628.00
                                      15051.00                    15858.00                              15602.00
                                      15962.00                    17118.00                              16721.00
1995                                  16667.00                    18149.00                              17706.00
                                      17614.00                    19124.00                              18543.00
                                      18250.00                    19982.00                              19074.00
                                      18746.00                    20600.00                              19612.00
1996                                  19939.00                    22316.00                              21106.00
                                      20311.00                    22914.00                              21389.00
                                      22735.00                    26917.00                              24122.00
                                      24985.00                    28930.00                              26170.00
1997                                  25068.00                    29760.00                              26798.00
                                      27810.00                    33912.00                              29513.00
                                      26584.00                    35031.00                              29203.00
                                      22663.00                    31545.00                              26248.00
1998                                  25883.00                    38265.00                              29778.00
Mar. 31 1999                          25065.00                    40174.00                              29662.00

[INVESTOR A SHARES AT NAV** RETURN CHART]
Investor A Shares at NAV** (as of 3/31/99)

                                                            STANDARD & POOR'S 500
                                EQUITY INCOME $26,594           INDEX $40,174         LIPPER EQUITY INCOME FUNDS UNIVERSE $29,662
                                ---------------------       ---------------------     -------------------------------------------
Apr. 16 1991                          10000.00                    10000.00                              10000.00
                                       9890.00                     9625.00                               9783.00
                                      10618.00                    10140.00                              10403.00
1991                                  11309.00                    10990.00                              10991.00
                                      11299.00                    10712.00                              11012.00
                                      11593.00                    10915.00                              11268.00
                                      12070.00                    11259.00                              11575.00
1992                                  12509.00                    11826.00                              12111.00
                                      15154.00                    12343.00                              12885.00
                                      13248.00                    12404.00                              13046.00
                                      13735.00                    12724.00                              13629.00
1993                                  14068.00                    13019.00                              13825.00
                                      13505.00                    12526.00                              13321.00
                                      13751.00                    12578.00                              13373.00
                                      14272.00                    13193.00                              13903.00
1994                                  18885.00                    13191.00                              13568.00
                                      15063.00                    14475.00                              14628.00
                                      15970.00                    15858.00                              15602.00
                                      16936.00                    17118.00                              16721.00
1995                                  17684.00                    18149.00                              17706.00
                                      18689.00                    19124.00                              18543.00
                                      19363.00                    19982.00                              19074.00
                                      19890.00                    20600.00                              19612.00
1996                                  21155.00                    22316.00                              21106.00
                                      21551.00                    22914.00                              21389.00
                                      24122.00                    26917.00                              24122.00
                                      26510.00                    28930.00                              26170.00
1997                                  26597.00                    29760.00                              26798.00
                                      29507.00                    33912.00                              29513.00
                                      28206.00                    35031.00                              29203.00
                                      24045.00                    31545.00                              26248.00
1998                                  27462.00                    38265.00                              29778.00
Mar. 31 1999                          26594.00                    40174.00                              29662.00

                                             AVERAGE ANNUAL TOTAL RETURN
                                             Investor A Shares

                                             SINCE INCEPTION   NAV**   MOP*
                                             (4/16/91 through
                                             3/31/99)         13.08% 12.24%

                                             The charts to the left show
                                             the growth in value of a
                                             hypothetical $10,000
                                             investment in Investor A
                                             Shares of Nations Equity
                                             Income Fund from the
                                             inception of the share
                                             class. Figures for the
                                             Standard & Poor's 500
                                             Composite Stock Price Index
                                             (Standard & Poor's 500
                                             Index), an unmanaged index
                                             of 500 widely held common
                                             stocks, include reinvestment
                                             of dividends. Funds included
                                             in the Lipper Equity Income
                                             Universe seek relatively
                                             high current income and
                                             growth of income through
                                             investing 60% or more of
                                             their portfolios in
                                             equities. It is not possible
                                             to invest in the Index or
                                             Lipper Universe. The
                                             performance of Primary A,
                                             Investor B and Investor C
                                             Shares may vary based on the
                                             differences in sales loads
                                             and fees paid by the
                                             shareholders investing in
                                             each class.

                                                    [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                     Investor A          Investor B          Investor C
                                                      Primary A     NAV       MOP       NAV     CDSC***     NAV      CDSC
Inception Date                                        4/11/91     4/16/91   4/16/91    6/7/93    6/7/93   6/17/92   6/17/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                     -9.40%     -9.87%    -15.07%   -10.49%   -14.57%   -10.28%   -11.10%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                12.85%     12.48%     10.28%    11.80%    11.10%    12.04%    12.04%
5 YEARS                                                14.85%     14.51%     13.16%    13.85%    13.61%    13.91%    13.91%
SINCE INCEPTION                                        13.45%     13.08%     12.24%    12.25%    12.16%    12.64%    12.64%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
Equity Index
FundStructured Products Management
    Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Equity Index Fund's performance for the 12-month
                                         period ended March 31, 1999, and its outlook for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the
Structured Products Management           The Fund invests in the stocks that comprise the S&P 500
Team of TradeStreet Investment           Index, an unmanaged market-capitalization-weighted index
Associates, Inc., investment             consisting of 500 common stocks chosen for market size,
sub-adviser to the Fund.                 liquidity and industry group representation.
                                         HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
INVESTMENT OBJECTIVE                     PREVAILED OVER THE PAST 12 MONTHS?
The Fund seeks investment results
that correspond, before fees and         Nations Equity Index Fund (Investor A Shares) tracked the
expenses, to the total return of         S&P 500 Index for the 12 months ending March 31, 1999,
the Standard & Poor's 500                returning 18.00%, while the Index returned 18.46%. The stock
Composite Stock Price Index (S&P         market performed very well during the 12-month period,
500 Index).**                            driven by a favorable environment of low inflation, low and declining interest rates and stable economic growth.
PERFORMANCE REVIEW                       Large-capitalization stocks with stable earnings growth,
For the 12-month period ended            particularly in the technology, communications services and
March 31, 1999, Nations Equity           health-care industries, were the performance leaders.
Index Fund Investor A Shares             However, the spreading impact of a global economic slowdown,
provided a total return of               which began in Asia and spread through emerging markets,
18.00%.***                               undermined the performance of value stocks, with lower
                                         price-to-earnings ratios(+), and cyclical stocks, whose
                                         fortunes are linked to changes in the business cycle.
                                         WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
                                         UNFAVORABLE?(++)
                                         The technology sector provided significant strength during the year, while the communications, health-care, and
                                         consumer cyclical sectors also contributed positively.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

                           +The price-to-earnings ratio gives investors an idea of how much they are paying for a company's earnings power.

                           ++Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Equity Index
Fund Structured Products Management
    Team Commentary continued...

                                         Companies in basic materials, transportation and services
                                         tended to underperform the S&P 500 Index during the year.
                                         However, these sectors did not have major weightings in the
                                         Fund, so the underperformance was reduced.
                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
We believe we are in a favorable         We believe we are in a favorable market environment,
market environment, supported by         supported by the combination of low inflation, high company
the combination of low inflation,        productivity and a generally efficient economy. Although we
high company productivity and a          may not see as strong performance in the coming 12-month
generally efficient economy.             period as we did this past year, we still anticipate
                                         positive returns from investing in the domestic stock
                                         market.

Nations
Equity Index
Fund

PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.3%        Medical Products and Supplies
 3.5%        Telecommunications
 3.8%        Electrical Equipment
 4.3%        Oil - International
 4.7%        Financial Services
 5.4%        Computer Related
 5.5%        Computer Software
 8.3%        Banking
 8.3%        Utilities - Telephone
 8.6%        Drugs
44.3%        Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


             TOP TEN HOLDINGS
----------------------------------------------
 1     Microsoft Corporation              4.3%
----------------------------------------------
 2     General Electric Company           3.5%
----------------------------------------------
 3     Wal-Mart Stores, Inc.              2.0%
----------------------------------------------
 4     Intel Corporation                  1.9%
----------------------------------------------
 5     Merck & Company, Inc.              1.8%
----------------------------------------------
 6     Pfizer Inc.                        1.7%
----------------------------------------------
 7     Cisco Systems, Inc.                1.7%
----------------------------------------------
 8     Exxon Corporation                  1.7%
----------------------------------------------
 9     AT&T Corporation                   1.6%
----------------------------------------------
10     International Business Machines
       Corporation                        1.6%
----------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Equity Index
Fund Performance


   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES RETURN CHART]
Investor A Shares (as of 3/31/99)

                                                             STANDARD & POOR'S 500                     LIPPER S&P
                                 EQUITY INDEX $23,501            INDEX $23,201         500 INDEX OBJECTIVE FUNDS UNIVERSE $23,077
                                 --------------------        ---------------------     ------------------------------------------
Oct. 10 1995                             10000                       10000                               10000
1995                                     10710                       10617                               10603
                                         11267                       11187                               11160
                                         11755                       11689                               11646
                                         12092                       12051                               11991
1996                                     13091                       13054                               12974
                                         13414                       13404                               13301
                                         15735                       15746                               15597
                                         16893                       16924                               16740
1997                                     17285                       17410                               17196
                                         19662                       19838                               19563
                                         20291                       20493                               20185
                                         18276                       18454                               18169
1998                                     22136                       22384                               22023
Mar. 31 1999                             23501                       23201                               23077

[PRIMARY A SHARES RETURN CHART]
Primary A Shares (as of 3/31/99)

                                                             STANDARD & POOR'S 500                     LIPPER S&P
                                 EQUITY INDEX $30,548            INDEX $31,093         500 INDEX OBJECTIVE FUNDS UNIVERSE $30,247
                                 --------------------        ---------------------     ------------------------------------------
Dec. 15 1993                           10000.00                    10000.00                             10000.00
1993                                   10072.00                    10076.00                             10072.00
                                        9681.00                     9694.00                              9678.00
                                        9710.00                     9735.00                              9710.00
                                       10182.00                    10211.00                             10169.00
1994                                   10172.00                    10209.00                             10157.00
                                       11152.00                    11203.00                             11130.00
                                       12209.00                    12273.00                             12174.00
                                       13167.00                    13249.00                             13123.00
1995                                   13939.00                    14046.00                             13897.00
                                       14677.00                    14801.00                             14626.00
                                       15329.00                    15465.00                             15264.00
                                       15787.00                    15943.00                             15716.00
1996                                   17093.00                    17271.00                             17005.00
                                       17526.00                    17734.00                             17433.00
                                       20577.00                    20832.00                             20442.00
                                       22114.00                    22390.00                             21941.00
1997                                   22684.00                    23033.00                             22537.00
                                       25831.00                    26246.00                             25641.00
                                       26668.00                    27112.00                             26456.00
                                       24043.00                    24415.00                             23813.00
1998                                   29124.00                    29615.00                             28864.00
Mar. 31 1999                           30548.00                    31093.00                             30247.00


                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    SINCE INCEPTION
                                                    (10/10/95 through
                                                    3/31/99)          27.41%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares and Primary A Shares
                                                    of Nations Equity Index Fund
                                                    from the inception of each
                                                    share class. Figures for the
                                                    Standard & Poor's 500
                                                    Composite Stock Price Index
                                                    (Standard & Poor's 500
                                                    Index), an unmanaged index
                                                    of 500 widely held common
                                                    stocks, include reinvestment
                                                    of dividends. Funds included
                                                    in the Lipper S&P 500 Index
                                                    Objective Funds Universe are
                                                    passively managed,
                                                    limited-expense (adviser fee
                                                    no higher than .50%) funds
                                                    designed to replicate the
                                                    performance of the Standard
                                                    & Poor's 500 on a reinvested
                                                    basis. It is not possible to
                                                    invest in the Index or
                                                    Lipper Universe.

                                                           [CHART LEGEND]

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Primary A Shares

                                                    SINCE INCEPTION
                                                    (12/15/93 through
                                                    3/31/99)          23.50%

   TOTAL RETURN (AS OF 3/31/99)

                                                                  Primary A      Investor A
Inception Date                                                    12/15/93        10/10/95
-----------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                 18.26%           18.00%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                            27.68%           27.22%
5 YEARS                                                            25.84%               --
10 YEARS
SINCE INCEPTION                                                    23.50%           27.41%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

Nations
Marsico Growth & Income
Fund Portfolio Manager Commentary*

                                         In the following interview, Mr. Marsico shares his views on
                                         Nations Marsico Growth & Income Fund's performance for the
                                         12-month period ended March 31, 1999, and his outlook for
                                         the future.

PORTFOLIO MANAGER                        PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Thomas F. Marsico is Portfolio
Manager of Nations Marsico Growth        The Fund seeks long-term growth of capital with a limited
& Income Fund and Chief Executive        emphasis on income. The Fund invests primarily in
Officer of Marsico Capital               large-capitalization equity securities that are selected for
Management, LLC, investment              their growth potential. The Fund typically will own 35 to 50
sub-adviser to the Fund.                 securities, allocated across a variety of economic sectors and industries. We seek investments in companies with strong
INVESTMENT OBJECTIVE                     brand franchises, improving financial returns and global
The Fund seeks long-term growth of       presences.
capital with a limited emphasis on       WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
income.                                  REPORTING PERIOD?
PERFORMANCE REVIEW                       One of the dominant themes of the 12-month period was the
For the 12-month period ended            continuing concern of investors about the effects of the
March 31, 1999, Nations Marsico          emerging markets financial crisis, and whether this crisis
Growth & Income Fund Investor A          would harm the economies of more developed nations,
Shares provided a total return of        including the United States. These concerns peaked in the
24.38%.**                                wake of Russia's economic collapse in August, when the
                                         Russian government defaulted on part of its external debt.
                                         However, prompt leadership by U.S. Federal Reserve Board
                                         Chairman Alan Greenspan and Secretary of the Treasury Robert
                                         Rubin led to a wave of interest-rate easings in developed
                                         nations, restoring liquidity and confidence to markets
                                         around the world.
                                         In the aftermath of this crisis, the markets once again
                                         focused on the strong economic fundamentals of the U. S.
                                         economy. High productivity, low inflation and low interest rates coupled with a steady earnings outlook helped propel the Dow Jones Industrial Average*** to new highs.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchasers of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           ***The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Marsico Growth & Income
Fund Portfolio Manager Commentary continued...


                                         WHAT IS YOUR INVESTMENT PROCESS?
We believe strongly that there is
no substitute for direct,                We believe strongly that there is no substitute for direct,
comprehensive and disciplined            comprehensive and disciplined research. Our investment team
research. Our investment team does       does not rely on computer-based screening techniques,
not rely on computer-based               ratio-driven analysis or Wall Street in order to generate
screening techniques, ratio-driven       investment ideas. Rather, we foster creative, innovative
analysis or Wall Street in order         thinking, which in turn leads to promising areas that
to generate investment ideas.            frequently are not well followed or well understood by other investors.
                                         In research, our investment team looks for information from a variety of sources. One source of information is
                                         direct -- we speak regularly with company management to get its perspective. But we also go outside the company,
                                         surveying customers, competitors, suppliers and distributors for independent sources of information. In this process, our central purpose is to uncover information and relationships that are not obvious under conventional analytical
                                         techniques. Our goal is to be able to act early by using
                                         this independent information when it can provide the maximum benefit to the Fund's investors.

                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.(+)
                                         For the 12-month period ending March 31, 1999, the Fund
                                         gained 24.38%. This return compares favorably to the
                                         Standard & Poor's 500 Composite Stock Price Index,(++) the
                                         Fund's primary benchmark, which was up 18.5%. The Fund's
                                         strong performance is even more dramatically shown when
                                         compared to its peer group, the Lipper Growth & Income Funds
                                         Universe,(+++) which returned 5.47% for the period. Nations
                                         Marsico Growth & Income Fund outperformed over 95% of its
                                         peer group (808 funds).
                                         During the period, being in the right sector or industry was critical to investment success. Technology stocks, for
                                         example, had exceptionally strong performance.
                                         Pharmaceuticals, retail companies, consumer durables and
                                         telephone stocks also did well. In contrast, stocks in
                                         energy, raw materials and precious metals companies lagged the market.
                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.
                                         ++The Standard & Poor's 500 Composite Stock Price Index is
                                         an unmanaged index of 500 widely held common stocks. It is unavailable for investment.
                                         +++Lipper Inc. is an independent mutual fund performance
                                         monitor. Funds included in the Lipper Growth & Income Funds
                                         Universe combine a growth of earnings orientation and an
                                         income requirement for level and/or rising dividends.

Nations
Marsico Growth & Income
Fund Portfolio Manager Commentary continued...

                                         Many of the Fund's most successful investments during the
                                         year were in the technology sector. We focused on what we
                                         like to call the 'arms suppliers' to the Internet. These
                                         stocks included EMC Corporation, Lucent Technologies, Inc.,
                                         Cisco Systems, Inc., International Business Machines
                                         Corporation, Dell Computer Corporation and Microsoft
                                         Corporation. These companies all experienced significant
                                         earnings growth from the expansion of Internet. At the same time, their stock prices did not reach the uncomfortably
                                         high valuations of the "pure-play" Internet stocks.
                                         In August, seeing signs of global financial uncertainty, we substantially reduced the Fund's exposure to financial
                                         services companies. This allowed the Fund selectively to
                                         rebuild positions in financial companies during the latter half of the year. We have built up the Fund's positions in
                                         Citigroup Inc., Chase Manhattan Corporation and Fannie Mae.
                                         These companies all have excellent franchises, are well
                                         managed, and -- in our view -- are poised to deliver
                                         attractive earnings growth.
                                         As the economy continued to show signs of strength during
                                         the winter, we increased the Fund's exposure to consumer
                                         stocks, including automobiles and airlines, which we
                                         believed, offered good investment potential in a period of high consumer confidence. We believe the Fund is well
                                         positioned in these industries with stocks like Ford Motor
                                         Co., General Motors Corporation, UAL Corporation and Delta
                                         Air Lines, Inc. We also continue to favor consumer non-
                                         durable such as McDonald's Corporation and Anheuser-Busch
                                         Companies, Inc.

                                         TELL US ABOUT STOCKS YOU FIND TO BE PARTICULARLY PROMISING.
                                         I'd like to mention two names. First is a company undergoing a life-cycle change -- General Motors. GM has refocused its energies on its core automotive business. It plans to spin off the rest of the Delphi auto parts business, following
                                         the Delphi stock's successful initial public offering. The company also is merging marketing and operating divisions, cutting its model offerings, and replacing older plants with modern factories that need fewer workers.
                                         The second example is an aggressive growth company, Qwest
                                         Communications International Inc. This is a new generation phone company or -- more accurately -- communications
                                         company. Qwest has spun an international fiber optic cable network that may address the voice and data transmission and
                                         Internet needs of the 21st century.

Nations
Marsico Growth & Income
Fund Portfolio Manager Commentary continued...

                    WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                    OF 1999?
                    Looking ahead, we expect continued low inflation and declining interest rates to lead to higher price-to-earnings ratios(#) and higher stock prices. We also expect business in Asia to show improvement in the next year. Korea and Thailand are showing signs of stabilization and Japan is beginning to restructure its financial sector. This more stable global economy should improve the earnings outlook for the large capitalization, multinational stocks in which the Fund invests.

                    #The price-to-earnings ratio gives investors an idea of how much they are paying for a company's earnings power.


PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.5%       Drugs
 5.1%       Computer Related
 5.3%       Restaurants and Lodging
 6.0%       Automobiles and Trucks
 6.7%       Telecommunications
 7.3%       Beverages
 7.4%       Media
 7.8%       Financial Services
 8.4%       Transportation
 8.7%       Banking
33.8%       Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS


               TOP TEN HOLDINGS
------------------------------------------------
 1       EMC Corporation                    4.2%
------------------------------------------------
 2       Anheuser-Busch Companies, Inc.     3.9%
------------------------------------------------
 3       Time Warner Inc.                   3.8%
------------------------------------------------
 4       Chase Manhattan Corporation        3.7%
------------------------------------------------
 5       Citigroup Inc.                     3.7%
------------------------------------------------
 6       Microsoft Corporation              3.5%
------------------------------------------------
 7       General Motors Corporation         3.2%
------------------------------------------------
 8       Delta Air Lines, Inc.              3.0%
------------------------------------------------
 9       Gillette Company                   3.0%
------------------------------------------------
10       Qwest Communications
         International Inc.                 2.9%
------------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Marsico Growth & Income
Fund Performance

   GROWTH OF $10,000 INVESTMENT
[INVESTOR A SHARES AT MOP* RETURN CHART]
Investor A Shares at MOP* (as of 3/31/99)

                                                   GROWTH               STANDARD & POOR'S 500              LIPPER GROWTH
                                              & INCOME $14,103              INDEX $13,499         & INCOME FUNDS UNIVERSE $11,743
                                              ----------------          ---------------------     -------------------------------
Dec. 31 1997                                       9425.00                    10000.00                        10000.00
                                                  11338.00                    11395.00                        11172.00
                                                  12329.00                    11771.00                        11197.00
                                                  10820.00                    10600.00                         9798.00
1998                                              13065.00                    12858.00                        11538.00
Mar. 31 1999                                      14103.00                    13499.00                        11743.00

[INVESTOR A SHARES AT NAV** RETURN CHART]
Investor A Shares at NAV** (as of 3/31/99)

                                                   GROWTH               STANDARD & POOR'S 500              LIPPER GROWTH
                                              & INCOME $14,963              INDEX $13,499         & INCOME FUNDS UNIVERSE $11,743
                                              ----------------          ---------------------     -------------------------------
Dec. 31 1997                                      10000.00                    10000.00                        10000.00
                                                  12030.00                    11395.00                        11172.00
                                                  13081.00                    11771.00                        11197.00
                                                  11480.00                    10600.00                         9798.00
1998                                              13862.00                    12858.00                        11538.00
Mar. 31 1999                                      14963.00                    13499.00                        11743.00

                                            AVERAGE ANNUAL TOTAL RETURN
                                            Investor A Shares

                                            SINCE INCEPTION     NAV**   MOP*
                                            (12/31/97 through
                                            3/31/99)           38.17%  31.76%


                                            The charts to the left show
                                            the growth in value of a
                                            hypothetical $10,000
                                            investment in Investor A
                                            Shares of Nations Marsico
                                            Growth & Income Fund from
                                            the inception of the share
                                            class. Figures for the
                                            Standard & Poor's 500
                                            Composite Stock Price Index
                                            (Standard & Poor's 500
                                            Index), an unmanaged index
                                            of 500 widely held common
                                            stocks, include reinvestment
                                            of dividends. Funds included
                                            in the Lipper Growth &
                                            Income Funds Universe
                                            combine a growth of earnings
                                            orientation and an income
                                            requirement for level and/or
                                            rising dividends. It is not
                                            possible to invest in the
                                            Index or Lipper Universe.
                                            The performance of Primary
                                            A, Investor B and Investor C
                                            Shares may vary based on the
                                            differences in sales loads
                                            and fees paid by the
                                            shareholders investing in
                                            each class.

                                                   [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                    Investor A          Investor B          Investor C
                                                     Primary A    NAV       MOP       NAV     CDSC***     NAV       CDSC
Inception Date                                       12/31/97   12/31/97  12/31/97  12/31/97  12/31/97  12/31/97  12/31/97
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                    24.05%     24.38%    17.27%    23.55%    18.55%    23.63%    22.63%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                       37.87%     38.17%    31.76%    37.43%    34.45%    37.50%    37.50%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
Strategic Equity
Fund Portfolio Manager Commentary*

                                         In the following interview, Mr. Kenneally shares his views on Nations Strategic Equity Fund's performance since its
                                         inception and his outlook for the future.

PORTFOLIO MANAGER                        PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Michael E. Kenneally, CFA, is
Portfolio Manager of Nations             Nations Strategic Equity Fund follows a large-capitalization
Strategic Equity Fund and                growth-oriented strategy with an added focus on managing
President and Chief Investment           risk and minimizing taxes. We seek to identify opportunities
Officer of Bank of America               for the Fund by blending fundamental and quantitative
Investment Management.                   research perspectives, and we concentrate on finding those
NationsBank, N.A., through its           select companies believed likely to increase in value due to
division, Bank of America                strategic business advantages that create the potential to
Investment Management, is the            grow more quickly or over a longer time period than is
investment sub-adviser to the            generally expected. This potential may come from a strong
Fund.                                    competitive position or from favorable "macro" prospects
                                         relating to certain long-term strategic themes such as an
INVESTMENT OBJECTIVE                     aging U.S. population, globalization or innovation.
The Fund seeks long-term,                Portfolio decisions are made with long-term consequences in
after-tax returns by investing in        mind, so portfolio turnover is normally low and intelligent
a diversified portfolio of common        tax-management strategies are used consistent with the
stocks.                                  Fund's objective and policies.
                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.
PERFORMANCE REVIEW
Since its inception on October 2,        From its inception on October 2, 1998 to March 31, 1999,
1998 through March 31, 1999,             Nations Strategic Equity Fund (Primary A Shares) provided
Nations Strategic Equity Fund            shareholders with a return of 38.65%, substantially
Primary A Shares provided a total        outperforming its benchmark, the Standard & Poor's 500
return of 38.65%.                        Composite Stock Price Index** and its peer group, the Lipper
                                         Growth Funds Universe,*** which returned 29.16% and 28.23%, respectively.
                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND?(+)
                                         With few exceptions, all of the Fund's investments performed as expected. However, the Fund's overweighting of market
                                         leaders in retailing, technology and health-care was also a major contributor to the Fund's strong relative performance.
                                         In addition, two of the Fund's investments -- Airtouch
                                         Communications, Inc. and Ascend

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           ***Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper Growth Funds Universe normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

                           +Portfolio holdings are subject to change and may not be representative of current holdings.

                           Source for all statistical data -- Bank of America Investment Management.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Strategic Equity
Fund Portfolio Manager Commentary continued...

                                         Communications, Inc. -- were acquisition targets and also
                                         helped results. Finally, some other standout performers
                                         included Guidant Corporation, Dell Computer Corporation and
                                         EMC Corporation.
                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
 ...most of the Fund's holdings           As mentioned, most of the Fund's holdings performed as
performed as expected and our            expected and our emphasis on growth sectors -- such as
emphasis on growth sectors -- such       technology, health- care and communications -- served
as technology, health-care and           shareholders well. The Fund maintained only modest exposure
communications -- served                 to energy and utility issues, which added value to
shareholders well.                       investment results since these sectors significantly
                                         underperformed the broader market average. Regarding
                                         specific stocks, the Fund sold shares of two smaller
                                         companies -- Watson Pharmaceuticals and BMC Software,
                                         Inc. -- to soften its capital gains burden.
                                         WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                         PERFORMANCE?
                                         Generally, the U.S. economic climate remained exceptional
                                         and resulted in very strong market and Fund performance
                                         since inception. A general lack of product pricing
                                         flexibility due to global competition and low inflation has created the best relative growth prospects for innovative
                                         and dominant companies -- the types of companies sought by and owned in Nations Strategic Equity Fund.
                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                         COMING YEAR AND HOW ARE YOU POSITIONING THE FUND
                                         ACCORDINGLY?
                                         We are confidant that the U.S. economy will continue to be healthy and that select opportunities will remain for
                                         investors. We continue to favor large-company stocks and
                                         particularly like innovative leaders in the technology and health-care industries. In addition, the Fund is maintaining exposure to a number of strong multinational franchises, as well as to companies we believe likely to be beneficiaries of demographic changes taking place in the world.

Nations
Strategic Equity
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.3%      Networking Equipment and Products
 3.3%      Banking
 3.5%      Telecommunications
 4.1%      Computer Software
 5.4%      Retail - Specialty
 5.5%      Medical Products and Supplies
 6.9%      Computer Related
 8.0%      Financial Services
 9.0%      Utilities - Telephone
10.2%      Drugs
40.8%      Other


PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


TOP TEN HOLDINGS
--------------------------------------------
1     Microsoft Corporation              4.1%
--------------------------------------------
2     General Electric Company           3.3%
--------------------------------------------
3     Wal-Mart Stores, Inc.              3.1%
--------------------------------------------
4     Merck & Company, Inc.              2.5%
--------------------------------------------
5     Pfizer Inc.                        2.4%
--------------------------------------------
6     Intel Corporation                  2.4%
--------------------------------------------
7     MCI Worldcom, Inc.                 2.4%
--------------------------------------------
8     Cisco Systems, Inc.                2.3%
--------------------------------------------
9     Lucent Technologies, Inc.          2.2%
--------------------------------------------
10    International Business Machines
      Corporation                        2.1%
--------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Strategic Equity
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[PRIMARY A SHARES RETURN CHART]
Primary A Shares (as of 3/31/99)

                                                                  STANDARD & POOR'S 500
                                     STRATEGIC EQUITY $13,865          INDEX $12,916         LIPPER GROWTH FUNDS UNIVERSE $12,808
                                     ------------------------     ----------------------     ------------------------------------
Oct. 2 1998                                  10000.00                    10000.00                          10000.00
1998                                         12882.00                    12303.00                          12273.00
Mar. 31 1999                                 13865.00                    12916.00                          12808.00

                                                    CUMULATIVE TOTAL RETURN
                                                    Primary A Shares

                                                    SINCE INCEPTION
                                                    (10/2/98 through
                                                    3/31/99)              38.65%

                                                    The chart to the left shows
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Primary A
                                                    Shares of Nations Strategic
                                                    Equity Fund from the
                                                    inception of the share
                                                    class. Figures for the
                                                    Standard & Poor's 500
                                                    Composite Stock Price Index
                                                    (Standard & Poor's 500
                                                    Index), an unmanaged index
                                                    of 500 widely held common
                                                    stocks, include reinvestment
                                                    of dividends. Funds included
                                                    in the Lipper Growth Funds
                                                    Universe normally invest in
                                                    companies whose long-term
                                                    earnings are expected to
                                                    grow significantly faster
                                                    than the earnings of stocks
                                                    represented in the major
                                                    unmanaged stock indices. It
                                                    is not possible to invest in
                                                    the Index or Lipper
                                                    Universe.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                              PRIMARY A
Inception Date                                                 10/2/98
----------------------------------------------------------------------------
TOTAL RETURN SINCE INCEPTION                                   38.65%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Cumulative total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Nations
Capital Growth
Fund Core Growth Management
     Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Capital Growth Fund's performance for the 12-month period ended March 31, 1999, and its outlook for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Core
Growth Management Team of                We believe a stock portfolio of large-capitalization
TradeStreet Investment Associates,       companies with superior long-term prospects, purchased at
Inc., investment sub-adviser to          reasonable prices, will provide the potential for superior
the Fund.                                returns over a market cycle. We look for companies that are well positioned to generate sustainable earnings growth at
INVESTMENT OBJECTIVE                     rates well above the overall market's growth rate. The Fund
The Fund seeks growth of capital         typically invests in companies that are recognized as
by investing in companies that are       industry leaders, have strong track records and possess key
believed to have superior earnings       competitive advantages. We believe these characteristics can
growth potential.                        help them sustain superior growth rates and exceed consensus earnings expectations of market analysts. We particularly
PERFORMANCE REVIEW                       look for growth companies that can benefit by taking
For the 12-month period ended            advantage of trends in the economy such as changing
March 31, 1999, Nations Capital          population characteristics, emerging technologies,
Growth Fund Investor A Shares            industries undergoing deregulation and changing consumer
provided a total return of               behavior.
14.70%.**                                While the majority of the Fund's holdings are in
                                         large-capitalization stocks, the Fund has the flexibility to invest selectively in some smaller companies that possess
                                         superior growth potential.
                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.***
                                         Nations Capital Growth Fund (Investor A Shares) provided
                                         shareholders with a return of 14.70%, outperforming its peer group, the Lipper Growth Funds Universe, which returned
                                         13.56% for the 12-month period.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           ***Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper Growth Funds Universe normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Capital Growth
Fund Core Growth Management
     Team Commentary continued...

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
Nations Capital Growth Fund's            FUND?(+)
performance benefited from taking
advantage of several trends,             The Fund's investments in four areas performed particularly
including: the aging babyboomer          well during the 12 months: health-care; technology-market
generation which created increased       leaders; telecommunications-related companies; and
demand for health-care products          retailers.
and services; growing corporate
spending in information technology       The Fund generally overweighted health-care industry
and telecommunications; and robust       companies, which were the beneficiaries of several favorable
consumer spending.                       trends. First, the aging baby boom generation has created
                                         unprecedented demand for quality health care products and
                                         services. Second, in recognition of this demographic factor, the U.S. Food and Drug Administration (FDA) has expedited
                                         the approval cycle for new therapies and medications, making it easier to introduce new products and services. Third, the growth of managed-care programs, with their co-payment
                                         features, has increased the accessibility and affordability of prescribed medicines. Large drug companies particularly benefited, including portfolio holdings such as
                                         Schering-Plough Corporation, Pfizer, Inc. and Merck &
                                         Company. The same forces also contributed to strong
                                         performance by another Fund investment, Guidant Corporation, a medical devices company.
                                         The Fund benefited by owning several dominant technology
                                         companies, including Microsoft Corporation, Cisco Systems,
                                         Inc., Lucent Technologies, Inc. and EMC Corporation. All
                                         achieved superior earnings growth by taking advantage of
                                         their premier competitive positions to expand market share as corporate information technology spending increased.
                                         The growth of the Internet and wireless communications
                                         helped both service providers and equipment suppliers in the telecommunications industry. In telecommunications, MCI
                                         Worldcom, AirTouch Communications and Nokia Corporation all
                                         were significant contributors to Fund performance.
                                         Robust consumer spending helped propel performance in the
                                         retail industry. Industry consolidation and a trend toward tighter financial discipline also helped several retailers improve their profitability. Best Buy Company, Inc., Lowe's
                                         Companies Inc., Home Depot Inc., Dayton Hudson Corporation
                                         (parent of Target stores) and Office Depot were Fund
                                         holdings that benefited from these trends and produced
                                         superior returns over the period.

                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.

Nations
Capital Growth
Fund Core Growth Management
     Team Commentary continued...

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         Earnings disappointments and deteriorating prospects for
                                         short-term growth held back the performance of several
                                         holdings, including: HEALTHSOUTH Corporation; Service
                                         Corporation International; Raychem Corporation; Praxair
                                         Incorporated; and Computer Associates International. In
                                         addition, global economic problems and weakness in cyclical industries hurt the performance of holdings such as
                                         Honeywell Incorporated, Sunstrand Corporation, Dover
                                         Corporation and Federal-Mogul.
                                         In general, the steady decline in oil prices led to
                                         underperformance in energy stocks. The Fund had only modest exposure to the energy sector, owning Halliburton Company,
                                         Schlumberger Ltd. and Mobil Oil Corporation. However, we
                                         believe these three companies possess above-average
                                         long-term growth prospects relative to their peers.

The Fund benefited from a very           WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
favorable economic environment for       PERFORMANCE?
growth funds.
                                         The Fund benefited from a very favorable economic
                                         environment for growth stocks. Specifically, declining
                                         interest rates, low inflation and solid corporate profits
                                         enabled the Fund to experience its strong return.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                         COMING YEAR AND HOW ARE YOU POSITIONING THE FUND FOR THESE
                                         OPPORTUNITIES?
                                         In the year ahead, we expect the technology sector to
                                         continue to be even more volatile than usual. Continued
                                         uncertainty about the effects of foreign economic problems may contribute to this volatility. Technology stocks also
                                         may be affected by the "Y2K" problem, which is caused by the potential inability of some computer systems to accommodate calendar dates after December 31, 1999. This problem could slow down some corporate technology spending. We are
                                         constantly exploring a broad list of technology stocks,
                                         taking advantage of stock price fluctuations to identify
                                         investment opportunities where growth results from the
                                         pressure on companies to enhance their productivity through technology investments.

Nations
Capital Growth
Fund Core Growth Management
     Team Commentary continued...

                 We also see continued opportunities in the health-care sector because of favorable demographic trends, a more accommodating regulatory environment that encourages the introduction of new drugs and procedures and the consistent earnings growth potential of health-care companies.
                 Finally, many signs point to the continued health and confidence of the U.S. consumer. Employment is strong, both income and personal wealth are growing, and interest rates remain low. We believe these factors should sustain healthy consumer spending.


PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 4.3%         Electrical Equipment
 4.3%         Media
 4.6%         Telecommunications
 5.3%         Networking Equipment and Products
 5.4%         Medial Products and Supplies
 5.6%         Financial Services
 7.9%         Computer Software
 9.1%         Retail - Specialty
 9.5%         Drugs
10.0%         Computer Related
34.0%         Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

              TOP TEN HOLDINGS
----------------------------------------------
1     General Electric Company           3.5%
----------------------------------------------
2     Microsoft Corporation              3.5%
----------------------------------------------
3     Cisco Systems, Inc.                3.3%
----------------------------------------------
4     Intel Corporation                  2.5%
----------------------------------------------
5     Sun Microsystems, Inc.             2.5%
----------------------------------------------
6     EMC Corporation                    2.2%
----------------------------------------------
7     Tyco International Ltd.            2.0%
----------------------------------------------
8     Ascend Communications, Inc.        2.0%
----------------------------------------------
9     TJX Companies Inc.                 2.0%
----------------------------------------------
10    CBS Corporation                    2.0%
----------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Capital Growth
Fund Performance

   GROWTH OF $10,000 INVESTMENT
[INVESTOR A SHARES AT MOP* RETURN CHART]
Investor A Shares at MOP* (as of 3/31/99)

                                                                   STANDARD & POOR'S 500
                                      CAPITAL GROWTH $28,412           INDEX $35,682         LIPPER GROWTH FUNDS UNIVERSE $30,127
                                      ----------------------       ---------------------     ------------------------------------
Oct. 2 1992                                     9425                       10000                            10000
1992                                           10157                       10504                            10901
                                               10333                       10963                            11194
                                               10229                       11017                            11297
                                               10571                       11301                            11846
1993                                           10921                       11563                            12133
                                               10590                       11125                            11760
                                               10269                       11172                            11474
                                               10899                       11718                            12103
1994                                           10752                       11716                            11942
                                               11430                       12857                            12841
                                               12660                       14085                            14096
                                               13772                       15204                            15316
1995                                           13823                       16120                            15700
                                               14431                       16985                            16562
                                               15012                       17748                            17312
                                               15556                       18296                            17840
1996                                           16351                       19820                            18827
                                               16102                       20351                            18625
                                               18893                       23907                            21578
                                               20612                       25695                            23817
1997                                           21315                       26432                            23567
                                               24770                       30120                            26624
                                               25352                       31114                            27130
                                               21567                       28018                            23521
1998                                           27651                       33986                            28868
Mar. 31 1999                                   28412                       35682                            30127

[INVESTOR A SHARES AT NAV** RETURN CHART]
Investor A Shares at NAV** (as of 3/31/99)

                                                                   STANDARD & POOR'S 500
                                      CAPITAL GROWTH $30,145           INDEX $35,682         LIPPER GROWTH FUNDS UNIVERSE $30,127
                                      ----------------------       ---------------------     ------------------------------------
Oct. 2 1992                                    10000                       10000                            10000
1992                                           10777                       10504                            10901
                                               10963                       10963                            11194
                                               10853                       11017                            11297
                                               11216                       11301                            11846
1993                                           11588                       11563                            12133
                                               11238                       11125                            11760
                                               10896                       11172                            11474
                                               11564                       11718                            12103
1994                                           11408                       11716                            11942
                                               12128                       12857                            12841
                                               13433                       14085                            14096
                                               14612                       15204                            15316
1995                                           14666                       16120                            15700
                                               15311                       16985                            16562
                                               15928                       17748                            17312
                                               16505                       18296                            17840
1996                                           17348                       19820                            18827
                                               17085                       20351                            18625
                                               20045                       23907                            21578
                                               21870                       25695                            23817
1997                                           22615                       26432                            23567
                                               26281                       30120                            26624
                                               26899                       31114                            27130
                                               22883                       28018                            23521
1998                                           29338                       33986                            28868
Mar. 31 1999                                   30145                       35682                            30127

                                            AVERAGE ANNUAL TOTAL RETURN
                                            Investor A Shares

                                            SINCE INCEPTION    NAV**   MOP*
                                            (10/2/92
                                            through 3/31/99)  18.52%  17.45%


                                            The charts to the left show
                                            the growth in value of a
                                            hypothetical $10,000
                                            investment in Investor A
                                            Shares of Nations Capital
                                            Growth Fund from the
                                            inception of the share
                                            class. Figures for the
                                            Standard & Poor's 500
                                            Composite Stock Price Index
                                            (Standard & Poor's 500
                                            Index), an unmanaged index
                                            of 500 widely held common
                                            stocks, include reinvestment
                                            of dividends. Funds included
                                            in the Lipper Growth Funds
                                            Universe normally invest in
                                            companies whose long-term
                                            earnings are expected to
                                            grow significantly faster
                                            than the earnings of stocks
                                            represented in the major
                                            unmanaged stock indices. It
                                            is not possible to invest in
                                            the Index or Lipper
                                            Universe. The performance of
                                            Primary A, Investor B and
                                            Investor C Shares may vary
                                            based on the differences in
                                            sales loads and fees paid by
                                            the shareholders investing
                                            in each class.

                                                   [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                       Investor A          Investor B          Investor C
                                                        Primary A     NAV       MOP      NAV     CDSC***      NAV      CDSC
Inception Date                                           9/30/92    10/2/92   10/2/92   6/7/93    6/7/93    10/2/92   10/2/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                       14.99%     14.70%     8.09%    13.86%    9.42%     13.76%    12.87%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                  25.57%     25.33%    22.88%    24.34%    23.78%    24.70%    24.70%
5 YEARS                                                  22.08%     21.82%    20.38%    20.89%    20.71%    21.09%    21.09%
SINCE INCEPTION                                          18.77%     18.52%    17.45%    18.79%    18.72%    17.77%    17.77%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
Disciplined Equity
Fund Structured Products Management
     Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Disciplined Equity Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the
Structured Products Management           The premise that earnings drive stock prices underlies
Team of TradeStreet Investment           Nations Disciplined Equity Fund's investment philosophy and
Associates, Inc., investment             style. We use quantitative techniques to build an equally
sub-adviser to the Fund.                 weighted portfolio of companies we believe are undervalued and are most likely to report earnings that exceed
INVESTMENT OBJECTIVE                     expectations. To follow company earnings trends and
The Fund seeks growth of capital         expectations, the team uses a proprietary tracking system
by investing in companies that are       that follows a set of established rules for buying, selling
expected to produce significant          and valuing stocks.
increases in earnings per share.         PLEASE ELABORATE ON THE PROCESS YOU USE TO CHOOSE
                                         INVESTMENTS FOR NATIONS DISCIPLINED EQUITY FUND.
PERFORMANCE REVIEW
For the 12-month period ended            As noted, the investment process for the Fund is
March 31, 1999, Nations                  quantitative and focuses primarily on earnings expectations
Disciplined Equity Fund Investor A       and valuations. We use computer models and optimization
Shares provided shareholders with        tools to rank various securities based on these and other
a total return of 15.49%.**              criteria. We then narrow possible investments to a select
                                         group of securities that meet the earnings expectations and valuation and other criteria established for the Fund. We
                                         also review companies for financial stability and quality of earnings.
                                         Nations Disciplined Equity Fund is equally disciplined in
                                         selling securities. Using the same methodologies, we
                                         evaluate those stocks already in the portfolio and sell them when earnings expectations decline or when a stock appears to be significantly overvalued.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           Source for all statistical data: TradeStreet
                           Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Disciplined Equity
Fund Structured Products Management
     Team Commentary continued...

                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.***
                                         Nations Disciplined Equity Fund (Investor A Shares)
                                         substantially outperformed its peer group, the Lipper Growth
                                         Funds Universe. For the 12-month period ended March 31,
                                         1999, the Fund returned 15.49% compared with a return of
                                         13.56% for the Lipper Growth Funds Universe. This strong
                                         competitive performance can be attributed to the
                                         quantitative process and discipline that enables selection of quality stocks for the portfolio.

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
Nations Disciplined Equity Fund          FUND?(+)
places primary emphasis on
earnings expectations and stock          In absolute terms, the best performing sectors were
valuations in evaluating the             technology, health-care and consumer cyclical stocks. On
stocks to buy and to sell.               average, the Fund's weightings in those sectors were
                                         approximately equal to the weightings in the Standard &
                                         Poor's 500 Composite Stock Price Index (S&P 500 Index)(++)
                                         sectors in the overall market for the fiscal year.
                                         In the health-care industry, the Fund's holdings appreciated approximately 20 percentage points above the increase for
                                         the S&P 500 Index health-care sector. One of the best
                                         performers was Allergan, Inc., returning more than 100% for the 12-month period. Guidant Corporation and Biogen, Inc.
                                         also did well, appreciating more than 70% each.
                                         The Fund's technology holdings likewise did very well, led by Dell Computer Corporation and Cisco Systems Inc., both of which had returns of more than 100% for the period.
                                         Strong consumer spending in the U.S. helped drive
                                         performance of the Fund's consumer cyclical stocks. Best Buy
                                         Company, Inc. soared 200% while Lowe's Companies Inc.,
                                         Dayton Hudson Corporation and Staples Inc. each posted
                                         returns of about 50%.

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         Even though the Fund had competitive returns overall, some stock holdings had disappointing earnings and did not meet expectations. Specifically, USX-U.S. Steel Group Inc. and
                                         Fort James

                                         ***Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. Funds included in the Lipper
                                         Growth Funds Universe normally invest in companies whose
                                         long-term earnings are expected to grow substantially faster than the earnings of the stocks represented in the major
                                         unmanaged stock indices.
                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.
                                         ++The Standard & Poor's 500 Composite Stock Price Index is
                                         an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

Nations
Disciplined Equity
Fund Structured Products Management
     Team Commentary continued...

                                         Corporation suffered in the basic materials sector while
                                         energy stocks plunged, pulling down the Fund's holdings in
                                         BJ Services Company. These stocks were sold and replaced
                                         with securities that the model identified as more promising.

                                         WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                         PERFORMANCE?
                                         Throughout the fiscal year, we witnessed a slowing in
                                         corporate earnings growth related to global economic
                                         problems that began with the Asian financial crisis.
                                         However, we still found pockets of strength, particularly in sectors benefiting from U.S. consumer spending. The Fund was able to de-emphasize companies hurt by weakness in commodity prices, while capturing strong performance in the consumer cyclical, health-care and technology sectors.

                                         DO YOU EXPECT THAT MARKET ENVIRONMENT TO CHANGE?
                                         While the fiscal year saw global financial turmoil and
                                         slowing corporate profits, the remainder of 1999 may witness a change as Asian-Pacific economies begin to recover and
                                         Latin American economies move beyond the worst of their
                                         crises. The concerted efforts of the seven largest
                                         industrial nations to ease their fiscal policies should help any potential recovery in emerging economies. A modest
                                         improvement in global demand coupled with reductions in
                                         industrial capacity could lead to better relative
                                         performance in those industries that have been the laggards:
                                         basic materials, energy and capital goods.

                                         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THE
                                         MARKET YOU JUST DESCRIBED?
                                         Over the past few months, the quantitative model has begun to provide clues that attractive acquisition candidates may be developing in the basic materials, energy and capital
                                         goods sectors. At the end of the fiscal period, however,
                                         companies in the consumer cyclical, financial and technology sectors continued to be the more attractive candidates for purchase, based on earnings expectations and valuations. We will continue to invest the Fund's assets by following the lead of the quantitative model and analytical process.

Nations
Disciplined Equity
Fund

PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.4%        Machinery and Equipment
 3.5%        Electric Power
 4.2%        Retail - General
 5.5%        Oil - Domestic
 6.3%        Insurance
 6.3%        Computer Software
 7.7%        Financial Services
 7.8%        Retail - Specialty
 8.3%        Medical Products and Supplies
 8.7%        Utilities - Telephone
38.3%        Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

              TOP TEN HOLDINGS
----------------------------------------------
 1     Microsoft Corporation              3.1%
----------------------------------------------
 2     Best Buy Company, Inc.             2.8%
----------------------------------------------
 3     Biogen, Inc.                       2.8%
----------------------------------------------
 4     Allergan, Inc.                     2.7%
----------------------------------------------
 5     Dayton Hudson Corporation          2.7%
----------------------------------------------
 6     Guidant Corporation                2.7%
----------------------------------------------
 7     Lexmark International Group,
       Inc., Class A                      2.6%
----------------------------------------------
 8     Century Telephone Enterprise,
       Inc.                               2.6%
----------------------------------------------
 9     Lowe's Companies Inc.              2.5%
----------------------------------------------
10     Capital One Financial
       Corporation                        2.5%
----------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Disciplined Equity
Fund Performance

   GROWTH OF $10,000 INVESTMENT
[INVESTOR A SHARES AT MOP* RETURN CHART]
Investor A Shares at MOP* (as of 3/31/99)

                                                                   STANDARD & POOR'S 500
                                    DISCIPLINED EQUITY $26,949         INDEX $32,370         LIPPER GROWTH FUNDS UNIVERSE $26,698
                                    --------------------------     ---------------------     ------------------------------------
Jul. 26 1993                                   9425                        10000                            10000
                                              11310                        10252                            10498
1993                                          10844                        10490                            10752
                                              10287                        10092                            10422
                                               9602                        10135                            10168
                                              10379                        10630                            10726
1994                                          10148                        10628                            10583
                                              10309                        11663                            11379
                                              11605                        12777                            12492
                                              12751                        13793                            13573
1995                                          12918                        14623                            13913
                                              13478                        15409                            14677
                                              14007                        16100                            15342
                                              14489                        16598                            15810
1996                                          15767                        17980                            16684
                                              15734                        18462                            16506
                                              18356                        21688                            19122
                                              20918                        23310                            21107
1997                                          20406                        23979                            20885
                                              23334                        27324                            23594
                                              24296                        28226                            24042
                                              20576                        25417                            20844
1998                                          25537                        30831                            25582
Mar. 31 1999                                  26949                        32370                            26698

[PRIMARY A SHARES RETURN CHART]
Primary A Shares (as of 3/31/99)

                                                                   STANDARD & POOR'S 500
                                    DISCIPLINED EQUITY $43,339         INDEX $35,682         LIPPER GROWTH FUNDS UNIVERSE $30,127
                                    --------------------------     ---------------------     ------------------------------------
Oct. 1 1992                                   10000                        10000                            10000
1992                                          13311                        10504                            10901
                                              14104                        10963                            11194
                                              15099                        11017                            11297
                                              17922                        11301                            11846
1993                                          17279                        11563                            12133
                                              16408                        11125                            11760
                                              15304                        11172                            11474
                                              16542                        11718                            12103
1994                                          16181                        11716                            11942
                                              16442                        12857                            12841
                                              18521                        14085                            14096
                                              20413                        15204                            15316
1995                                          20635                        16120                            15700
                                              21529                        16985                            16562
                                              22387                        17748                            17312
                                              23137                        18296                            17840
1996                                          25190                        19820                            18827
                                              25185                        20351                            18625
                                              29403                        23907                            21578
                                              33528                        25695                            23817
1997                                          32727                        26432                            23567
                                              37440                        30120                            26624
                                              39012                        31114                            27130
                                              33051                        28018                            23521
1998                                          41185                        33986                            28868
Mar. 31 1999                                  43339                        35682                            30127

                                                           AVERAGE ANNUAL TOTAL RETURN
                                                           Investor A Shares

                                                           SINCE INCEPTION                NAV**    MOP*
                                                           (7/26/93 through 3/31/99)     20.32%   19.07%

                                                           The charts to the left show the growth in
                                                           value of a hypothetical $10,000 investment in
                                                           Investor A Shares and Primary A Shares of
                                                           Nations Disciplined Equity Fund from the
                                                           inception of each share class. Figures for
                                                           the Standard & Poor's 500 Composite Stock
                                                           Price Index (Standard & Poor's 500 Index), an
                                                           unmanaged index of 500 widely held common
                                                           stocks, include reinvestment of dividends.
                                                           Funds included in the Lipper Growth Funds
                                                           Universe normally invest in companies whose
                                                           long-term earnings are expected to grow
                                                           significantly faster than the earnings of
                                                           stocks represented in the major unmanaged
                                                           stock indices. It is not possible to invest
                                                           in the Index or Lipper Universe. The
                                                           performance of Investor B and Investor C
                                                           Shares may vary based on the differences in
                                                           sales loads and fees paid by the shareholders
                                                           investing in each class.

                                                           [CHART LEGEND]

                                                    AVERAGE ANNUAL TOTAL RETURN

                                                    Primary A Shares

                                                    (10/1/92 through
                                                    3/31/99)              25.33%

   TOTAL RETURN (AS OF 3/31/99)

                                                                       Investor A          Investor B          Investor C
                                                        Primary A    NAV       MOP       NAV     CDSC***     NAV       CDSC
Inception Date                                           10/1/92   7/26/93   7/26/93   5/20/94   5/20/94   5/10/95   5/10/95
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                       15.74%     15.49%    8.84%     14.69%    9.69%     14.64%    13.64%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                  26.26%     25.98%    23.51%    25.04%    24.40%    25.31%    25.31%
5 YEARS                                                  21.44%     21.22%    19.79%      --        --        --        --
SINCE INCEPTION                                          25.33%     20.32%    19.07%    22.15%    21.96%    25.59%    25.59%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
Marsico Focused Equities
Fund Portfolio Manager Commentary*

                                         In the following interview, Mr. Marsico shares his views on
                                         Nations Marsico Focused Equities Fund's performance for the
                                         12-month period ended March 31, 1999, and his outlook for
                                         the future.

PORTFOLIO MANAGER                        PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Thomas F. Marsico is Portfolio
Manager of Nations Marsico Focused       The Fund seeks long-term growth of capital through a
Equities Fund and Chief Executive        relatively concentrated portfolio. Generally, the Fund holds
Officer of Marsico Capital               20 to 30 large-capitalization equities that we believe offer
Management, LLC, investment              attractive growth potential. Because the Fund is
sub-adviser to the Fund.                 concentrated, it may take large positions in individual
                                         companies and typically will have substantial allocations to
INVESTMENT OBJECTIVE                     a limited number of economic sectors and industries. We seek
The Fund seeks long-term growth of       investments in companies with strong brand franchises,
capital.                                 improving financial returns and global presences.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
PERFORMANCE REVIEW                       REPORTING PERIOD?
For the 12-month period ended            One of the dominant themes of the 12-month period was the
March 31, 1999, Nations Marsico          continuing concern of investors about the effects of the
Focused Equities Fund Investor A         emerging markets financial crisis, and whether this crisis
Shares provided a total return of        would harm the economies of more developed nations,
37.94%.**                                including the United States. These concerns peaked in the
                                         wake of Russia's economic collapse in August, when the
                                         Russian government defaulted on part of its external debt.
                                         However, prompt leadership by U.S. Federal Reserve Board
                                         Chairman Alan Greenspan and Secretary of the Treasury Robert
                                         Rubin led to a wave of interest-rate easings in developed
                                         nations, restoring liquidity and confidence to markets
                                         around the world.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund's Performance" table.

                           Source for all statistical data -- Marsico Capital Management, LLC

                           THE FUND NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE FUND MAY BE SUBJECT TO GREATER RISK THAN A FUND THAT IS MORE FULLY DIVERSIFIED.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Marsico Focused Equities
Fund Portfolio Manager Commentary continued...

                                         In the aftermath of this crisis, the markets once again
                                         focused on the strong economic fundamentals of the U. S.
                                         economy. High productivity, low inflation and low interest rates coupled with a steady earnings outlook helped propel the Dow Jones Industrial Average*** to new highs.

                                         WHAT IS YOUR INVESTMENT PROCESS?
We believe strongly that there is
no substitute for direct,                We believe strongly that there is no substitute for direct,
comprehensive and disciplined            comprehensive and disciplined research. Our investment team
research. Our investment team does       does not rely on computer-based screening techniques,
not rely on computer-based               ratio-driven analysis or Wall Street in order to generate
screening techniques, ratio-driven       investment ideas. Rather, we foster creative, innovative
analysis or Wall Street in order         thinking, which in turn leads to promising areas that
to generate investment ideas.            frequently are not well followed or well understood by other investors.
                                         In research, our investment team looks for information from a variety of sources. One source of information is
                                         direct -- we speak regularly with company management to get its perspective. But we also go outside the company,
                                         surveying customers, competitors, suppliers and distributors for independent sources of information. In this process, our central purpose is to uncover information and relationships that are not obvious under conventional analytical
                                         techniques. Our goal is to be able to act early by using
                                         this independent information when it can provide the maximum benefit to the Fund's investors.
                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE FOR THE PERIOD.(+)
                                         For the 12-month period ending March 31, 1999, the Fund
                                         gained 37.94%. This return compares very favorably to the
                                         Standard & Poor's 500 Composite Stock Price Index,(++) the
                                         Fund's primary benchmark, which was up 18.5%. The Fund's
                                         strong performance is even more dramatically shown when
                                         compared to its peer group, the Lipper Growth Funds
                                         Universe,(+++) which returned 13.56%. Nations Marsico
                                         Focused Equities Fund outperformed over 90% of its peers
                                         (1022 Funds) in the universe.

                                         ***The Dow Jones Industrial Average is a price-weighted
                                         index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and
                                         unavailable for investment.
                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.
                                         ++The Standard & Poor's 500 Composite Stock Price Index is
                                         an unmanaged index of 500 widely held common stocks. It is unavailable for investment.
                                         +++Lipper Inc. is an independent mutual fund performance
                                         monitor. Funds included in the Lipper Growth Funds Universe normally invest in companies whose long-term earnings are
                                         expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

Nations
Marsico Focused Equities
Fund Portfolio Manager Commentary continued...

                                         During the period, being in the right sector or industry was critical to investment success. Technology stocks, for
                                         example, had exceptionally strong performance.
                                         Pharmaceuticals, retail companies, consumer durables and
                                         telephone stocks also did well. In contrast, stocks in
                                         energy, raw materials and precious metals companies lagged the market.
                                         Many of the Fund's most successful investments during the
                                         year were in the technology sector. We focused on what we
                                         like to call the "arms suppliers" to the Internet. These
                                         stocks included EMC Corporation, Lucent Technologies, Inc.,
                                         Cisco Systems, Inc., International Business Machines
                                         Corporation, Dell Computer Corporation and Microsoft
                                         Corporation. These companies all experienced significant
                                         earnings growth from the expansion of Internet. At the same time, their stock prices did not reach the uncomfortably
                                         high valuations of the pure-play Internet stocks.
                                         In August, seeing signs of global financial uncertainty, we substantially reduced the Fund's exposure to financial
                                         services companies. This allowed the Fund selectively to
                                         rebuild positions in financial companies during the latter half of the year. We have built up the Fund's positions in
                                         Citigroup Inc., Chase Manhattan Corporation and Fannie Mae.
                                         These companies all have excellent franchises, are well
                                         managed, and -- in our view -- are poised to deliver
                                         attractive earnings growth.
                                         As the economy continued to show signs of strength during
                                         the winter, we increased the Fund's exposure to consumer
                                         stocks, including automobiles and airlines, which we
                                         believed offered good investment potential in a period of
                                         high consumer confidence. We believe the Fund is well
                                         positioned in these industries with stocks like Ford Motor
                                         Co., General Motors Corporation, UAL Corporation and Delta
                                         Air Lines, Inc. We also continue to favor consumer non-
                                         durables such as McDonald's Corporation and Anheuser-Busch
                                         Companies, Inc.

                                         TELL US ABOUT STOCKS YOU FIND TO BE PARTICULARLY PROMISING.
                                         I'd like to mention two names. First is a company undergoing a life-cycle change -- General Motors. GM has refocused its energies on its core automotive business. It plans to spin off the rest of the Delphi auto parts business, following
                                         the Delphi stock's successful initial public offering. The company also is merging marketing and operating divisions, cutting its model offerings, and replacing older plants with modern factories that need fewer workers.

Nations
Marsico Focused Equities
Fund Portfolio Manager Commentary continued...

                                         The second example is an aggressive growth company, Qwest
                                         Communications International Inc. This is a new generation phone company or -- more accurately -- communications
                                         company. Qwest has spun an international fiber optic cable network that may address the voice and data transmission and
                                         Internet needs of the 21st century.

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 1999?
                                         Looking ahead, we expect continued low inflation and
                                         declining interest rates to lead to higher price-to-earnings ratios(#) and higher stock prices. We also expect business in Asia to show improvement in the next year. Korea and
                                         Thailand are showing signs of stabilization and Japan is
                                         beginning to restructure its financial sector. This more
                                         stable global economy should improve the earnings outlook
                                         for the large capitalization, multinational stocks in which the Fund invests.

                                         #The price-to-earnings ratio gives investors an idea of how much they are paying for a company's earnings power.

Nations
Marsico Focused Equities
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

 [PIE CHART]

 3.9%   Computer Software
 4.1%   Drugs
 4.3%   Financial Services
 7.3%   Beverages
 7.5%   Media
 7.9%   Automobiles and Trucks
 8.1%   Banking
 8.1%   Transportation
 9.1%   Telecommunications
 9.5%   Computer Related
30.2%   Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


--------------------------------------------
  1  General Motors Corporation         6.1%
--------------------------------------------
  2  EMC Corporation                    5.9%
--------------------------------------------
  3  Citigroup Inc.                     5.0%
--------------------------------------------
  4  Anheuser-Busch Companies, Inc.     4.1%
--------------------------------------------
  5  Microsoft Corporation              3.9%
--------------------------------------------
  6  Qwest Communications
     International Inc.                 3.8%
--------------------------------------------
  7  Lucent Technologies, Inc.          3.7%
--------------------------------------------
  8  Gillette Company                   3.4%
--------------------------------------------
  9  General Electric Company           3.4%
--------------------------------------------
 10  Chase Manhattan Corporation        3.1%
--------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Marsico Focused Equities
Fund Performance

   GROWTH OF $10,000 INVESTMENT
[INVESTOR A SHARES AT MOP* RETURN CHART]
Investor A Shares at MOP* (as of 3/31/99)

                                                                  STANDARD & POOR'S 500
                                     FOCUSED EQUITIES $15,783          INDEX $13,499         LIPPER GROWTH FUNDS UNIVERSE $12,783
                                     ------------------------     ----------------------     ------------------------------------
Dec. 31 1997                                  9425.00                    10000.00                          10000.00
                                             11442.00                    11395.00                          11297.00
                                             12697.00                    11771.00                          11512.00
                                             11556.00                    10600.00                           9981.00
1998                                         14151.00                    12858.00                          12249.00
Mar. 31 1999                                 15783.00                    13499.00                          12783.00

[INVESTOR A SHARES AT NAV** RETURN CHART]
Investor A Shares at NAV** (as of 3/31/99)

                                                                   STANDARD & POOR'S 500
                                     FOCUSED EQUITIES $16,746          INDEX $13,499         LIPPER GROWTH FUNDS UNIVERSE $12,783
                                     ------------------------      ---------------------     ------------------------------------
Dec. 31 1997                                 10000.00                    10000.00                          10000.00
                                             12140.00                    11395.00                          11297.00
                                             13472.00                    11771.00                          11512.00
                                             12261.00                    10600.00                           9981.00
1998                                         15014.00                    12858.00                          12249.00
Mar. 31 1999                                 16746.00                    13499.00                          12783.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    Since Inception NAV** MOP*
                                                    (12/31/97 through
                                                    3/31/99)      51.23% 44.21%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Marsico
                                                    Focused Equities Fund from
                                                    the inception of the share
                                                    class. Figures for the
                                                    Standard & Poor's 500
                                                    Composite Stock Price Index
                                                    (Standard & Poor's 500
                                                    Index), an unmanaged index
                                                    of 500 widely held common
                                                    stocks, include reinvestment
                                                    of dividends. Funds included
                                                    in the Lipper Growth Funds
                                                    Universe normally invest in
                                                    companies whose long-term
                                                    earnings are expected to
                                                    grow significantly faster
                                                    than the earnings of stocks
                                                    represented in the major
                                                    unmanaged stock indices. It
                                                    is not possible to invest in
                                                    the Index or Lipper
                                                    Universe. The performance of
                                                    Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                       Investor A          Investor B          Investor C
                                                        Primary A    NAV       MOP       NAV     CDSC***     NAV       CDSC
Inception Date                                          12/31/97   12/31/97  12/31/97  12/31/97  12/31/97  12/31/97  12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                       37.73%     37.94%    30.02%    37.15%    32.15%    37.56%    36.56%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                          50.94%     51.23%    44.21%    50.43%    47.52%    50.79%    50.79%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
Emerging Growth
Fund  Strategic Growth Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Emerging Growth Fund's performance for the 12-month period ended March 31, 1999, and its outlook for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the               The investment philosophy of Nations Emerging Growth Fund is
Strategic Growth Management Team         based on the premise that earnings growth drives stock
of TradeStreet Investment                prices. We believe that superior stock market returns occur
Associates, Inc., investment             when a company experiences rapid and accelerating earnings
sub-adviser to the Fund.                 growth due to improving fundamentals. Our approach
INVESTMENT OBJECTIVE                     emphasizes a rigorous, disciplined and fundamental-based
The Fund seeks capital                   process that seeks to identify successful mid-sized
appreciation by investing in             companies that are between $1 billion and $10 billion in
emerging growth companies that are       market capitalization and that, in our view, are poised to
believed to have superior                become tomorrow's successful larger companies. We attempt to
long-term earnings growth                identify these companies before their potential is
prospects.                               recognized by investors in general.
PERFORMANCE REVIEW                       HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
For the 12-month period ended            PREVAILED OVER THE LAST TWELVE MONTHS?
March 31, 1999, Nations Emerging         Nations Emerging Growth Fund, like the overall market,
Growth Fund Investor A Shares            experienced considerable volatility during the last 12
provided a total return of               months. The market rewarded stocks with large market
-7.41%.**                                capitalizations and consistent earnings growth. Many
                                         companies with ".com" at the end of their names had strong stock market performance as the business possibilities
                                         associated with the Internet captured investors'
                                         imaginations and dollars. Not surprisingly, Internet stocks drove the performance of mid-capitalization stock benchmarks such as the Standard & Poor's MidCap 400 Index (S&P MidCap
                                         400)*** during the 12-month period.
                                         As a consequence of these market preferences, strategies
                                         that lagged the market benchmarks' performance tended to be those that

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           ***Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Emerging Growth
Fund  Strategic Growth Management
      Team Commentary continued...

                                         emphasized smaller-capitalization stocks or that relied on a disciplined analysis of stock valuations. Nations Emerging
                                         Growth Fund struggled in this environment because of its
                                         emphasis on medium-capitalization growth stocks with
                                         reasonable valuations. For the 12-month period ending March
                                         31, 1999, the Fund recorded two quarters of below average
                                         performance, one quarter of excellent performance and one
                                         quarter of average performance. Overall, these returns
                                         produced disappointing annual results.
                                         WHAT PARTICULAR SECTORS OR STOCKS WERE FAVORABLE FOR THE
Stocks in the technology,                FUND?(+)
transportation and communications        Technology holdings performed well because of strong
services industries helped the           consumer demand for products such as personal computers and
performance of Nations Emerging          cellular telephones. While many of the companies producing
Growth Fund.                             these products were too large for the Fund, we did find
                                         opportunities among their suppliers. Holdings such as
                                         Vitesse Semiconductor Corporation and Comverse Technology
                                         Inc., both of which supply products in the communications
                                         industry, were strong performers.
                                         In the transportation sector, low energy prices provided for profit margin expansion, while a strong economic environment boosted revenues. The regional airline Comair Holdings, Inc.
                                         benefited from its relationship with Delta Airlines, Inc., achieving record passenger levels in 1998.
                                         The strong economy also helped stock performance in the
                                         communication services sector, specifically as the growth in cable services has produced a strong demand for programming content. As a result, one of the new additions to the
                                         portfolio during the year, Univision Communications, Inc., which is involved in Hispanic television programming,
                                         performed well as more cable service packages offered
                                         Spanish-language networks.
                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         Stocks in which the Fund did not invest turned out to be a major factor in the Fund's performance. Not owning America
                                         Online was a detriment. That stock, a large component of the
                                         S&P MidCap 400 Index, gained more than 300% during the
                                         12-month period.
                                         The health-care sector, in general, performed poorly because of investor concerns over Medicare reimbursement issues and the possibility of increased government regulation. Both
                                         HEALTHSOUTH Corporation, which operates outpatient
                                         facilities, and Quorum Health Group Inc., which operates
                                         hospitals, were down over 50% for the year ending March 31,
                                         1999.

                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.

Nations
Emerging Growth
Fund  Strategic Growth Management
      Team Commentary continued...

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                         COMING YEAR AND HOW ARE YOU POSITIONING THE FUND
                                         ACCORDINGLY?
                                         With valuations at all time lows at the close of the March
                                         1999 fiscal period, we believe small- and
                                         medium-capitalization stocks are very attractive
                                         investments. Many small- and mid-capitalization companies
                                         have earnings growth projections of 20% or more per year,
                                         and yet their stocks are trading at substantial discounts to large-capitalization stocks.
                                         Our primary focus will be on companies with excellent
                                         business plans and rapidly growing and predictable earnings streams. We expect to continue to position the Fund in
                                         traditional high growth sectors such as technology and
                                         consumer cyclicals.
                                         The economic environment can have a significant effect on
                                         the fortunes of medium-sized companies and deserves careful attention. Changing economic conditions affect the
                                         large-capitalization companies that are the customers of
                                         many of the Fund's holdings. In spite of this reality, we
                                         believe the portfolio has some degree of protection because we have chosen stocks with good earnings growth potential
                                         and reasonable valuations.
                                         We intend to identify and invest in those companies that
                                         have very visible, rapid and sustainable earnings growth
                                         potential. We continue to believe the market's preference
                                         for growth stocks and our disciplined valuation process
                                         should reward Fund shareholders in the long run.

Nations
Emerging Growth
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 4.3%   Banking
 4.5%   Electric Components
 4.5%   Insurance
 5.6%   Computer Software
 5.6%   Retail - Specialty
 5.8%   Financial Services
 6.2%   Semiconductors
 7.5%   Telecommunications
 7.9%   Apparel and Textiles
48.1%   Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

TOP TEN HOLDINGS
--------------------------------------------
  1  Uniphase Corporation               3.9%
--------------------------------------------
  2  Tommy Hilfiger Corporation         3.4%
--------------------------------------------
  3  ADC Telecommunications Inc.        2.7%
--------------------------------------------
  4  ECI Telecom Limited                2.6%
--------------------------------------------
  5  Staples Inc.                       2.6%
--------------------------------------------
  6  Xilinx Inc.                        2.4%
--------------------------------------------
  7  Bed Bath & Beyond Inc.             2.3%
--------------------------------------------
  8  Vitesse Semiconductor Corporation  2.3%
--------------------------------------------
  9  Aflac Inc.                         2.3%
--------------------------------------------
 10  Waddell & Reed Financial, Inc.     2.2%
--------------------------------------------
THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Emerging Growth
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]
Investor A Shares at MOP* (as of 3/31/99)

                                      EMERGING GROWTH $20,996       STANDARD & POOR'S        LIPPER MIDCAP FUNDS UNIVERSE $24,071
                                      -----------------------            MIDCAP 400          ------------------------------------
                                                                       INDEX $25,999
                                                                    ------------------
Dec. 10 1992                                    9425                       10000                            10000
1992                                            9875                       10280                            10247
                                                9487                       10617                            10447
                                                9764                       10865                            10691
                                               10604                       11411                            11487
1993                                           11025                       11715                            11753
                                               10435                       11269                            11377
                                                9749                       10858                            10815
                                               11064                       11593                            11684
1994                                           11068                       11294                            11566
                                               11630                       12208                            12376
                                               12645                       13285                            13477
                                               13961                       14581                            14918
1995                                           14357                       14790                            15613
                                               15627                       15701                            16093
                                               16772                       16153                            16941
                                               17044                       16623                            17463
1996                                           16986                       17630                            17944
                                               15654                       17367                            16861
                                               18356                       19921                            19491
                                               21563                       23124                            22280
1997                                           20465                       23316                            21603
                                               22678                       25883                            24223
                                               21705                       25329                            23896
                                               15957                       21664                            19569
1998                                           21142                       27771                            24153
Mar. 31 1999                                   20996                       25999                            24071

[INVESTOR A SHARES AT NAV** RETURN CHART]
Investor A Shares at NAV** (as of 3/31/99)

                                      EMERGING GROWTH $22,277        STANDARD & POOR'S       LIPPER MIDCAP FUNDS UNIVERSE $24,071
                                      -----------------------            MIDCAP 400          ------------------------------------
                                                                       INDEX $25,999
                                                                     -----------------
Dec. 10 1992                                 10000.00                    10000.00                          10000.00
1992                                         10477.00                    10280.00                          10247.00
                                             10065.00                    10617.00                          10447.00
                                             10359.00                    10865.00                          10691.00
                                             11251.00                    11411.00                          11487.00
1993                                         11698.00                    11715.00                          11753.00
                                             11072.00                    11269.00                          11377.00
                                             10345.00                    10858.00                          10815.00
                                             11739.00                    11593.00                          11684.00
1994                                         11743.00                    11294.00                          11566.00
                                             12340.00                    12208.00                          12376.00
                                             13416.00                    13285.00                          13477.00
                                             14813.00                    14581.00                          14918.00
1995                                         15233.00                    14790.00                          15613.00
                                             16580.00                    15701.00                          16093.00
                                             17795.00                    16153.00                          16941.00
                                             18084.00                    16623.00                          17463.00
1996                                         18022.00                    17630.00                          17944.00
                                             16609.00                    17367.00                          16861.00
                                             19476.00                    19921.00                          19491.00
                                             22878.00                    23124.00                          22280.00
1997                                         21714.00                    23316.00                          21603.00
                                             24061.00                    25883.00                          24223.00
                                             23029.00                    25329.00                          23896.00
                                             16931.00                    21664.00                          19569.00
1998                                         22432.00                    27771.00                          24153.00
Mar. 31 1999                                 22277.00                    25999.00                          24071.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    Since Inception NAV** MOP*
                                                    (12/10/92 through
                                                    3/31/99)      13.55% 12.49%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Emerging
                                                    Growth Fund from the
                                                    inception of the share
                                                    class. Figures for the
                                                    Standard & Poor's MidCap 400
                                                    Index, an unmanaged,
                                                    capitalization-weighted
                                                    index of 400 domestic stocks
                                                    chosen for market size,
                                                    liquidity and industry
                                                    representation, include
                                                    reinvestment of dividends.
                                                    Funds included in the Lipper
                                                    MidCap Funds Universe invest
                                                    primarily in companies with
                                                    market capitalizations less
                                                    than $5 billion at time of
                                                    purchase. It is not possible
                                                    to invest in the Index or
                                                    Lipper Universe. The
                                                    performance of Primary A,
                                                    Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                     Investor A           Investor B          Investor C
                                                     Primary A     NAV        MOP       NAV     CDSC***     NAV        CDSC
Inception Date                                        12/4/92    12/10/92   12/10/92   6/7/93   6/7/93    12/18/92   12/18/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                    -7.21%      -7.41%    -12.72%    -8.10%   -12.04%    -8.08%     -8.87%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                               10.56%      10.35%      8.19%     9.49%     8.73%     9.73%      9.73%
5 YEARS                                               15.25%      15.01%     13.65%    14.14%    13.90%    14.30%     14.30%
SINCE INCEPTION                                       13.54%      13.55%     12.49%    13.90%    13.81%    12.85%     12.85%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
Small Company Growth
Fund  Strategic Growth Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Small Company Growth Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the               The investment philosophy of Nations Small Company Growth
Strategic Growth Management Team         Fund is based on the premise that earnings growth drives
of TradeStreet Investment                stock prices. We believe that superior stock market returns
Associates, Inc., investment             occur when a company experiences rapid and accelerating
sub-adviser to the Fund.                 earnings growth from improving fundamentals. Our approach
INVESTMENT OBJECTIVE                     emphasizes a rigorous, disciplined and fundamental-based
The Fund seeks long-term capital         process that seeks to identify successful small companies
growth by investing primarily in         under $1 billion in market capitalization at the early
equity securities.                       stages of their business lifecycles. We attempt to identify
PERFORMANCE REVIEW                       these companies before their potential is recognized by
For the 12-month period ended            investors in general.
March 31, 1999, Nations Small            HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
Company Growth Fund Investor A           PREVAILED OVER THE LAST 12 MONTHS?
Shares provided a total return of        Nations Small Company Growth Fund, like the overall market,
-21.32%.**                               experienced considerable volatility during the year. Small-
                                         capitalization stocks peaked in early April 1998 before
                                         falling off in performance. However, unlike
                                         large-capitalization stocks that have gone on to new highs, small-capitalization stocks have yet to return to those
                                         April 1998 levels. At the close of the fiscal period in
                                         March 1999, small-capitalization stock prices remained
                                         almost 20% off the highs of the previous April. It was a
                                         year in which Internet stocks drove the performance of the small-capitalization stock indices, such as the Russell 2000
                                         Index***. Many companies with

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. For standardized performance, please refer to the "Fund Performance" table.

                           ***The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
                                       58

Nations
Small Company Growth
Fund  Strategic Growth Management
      Team Commentary continued...

                                         ".com" at the end of their names had strong stock market
                                         performance as the business possibilities associated with
                                         the Internet captured investors' imaginations and dollars.
                                         A healthy domestic economy and relatively low vulnerability to the Asian financial crisis benefited the consumer
                                         cyclical sector. Among the better performers for the Fund in this domestically oriented sector were Quiksilver, Inc., and
                                         Fossil Inc., a watchmaker.
                                         The 12-month period proved to be difficult for the Fund. Our focus on high growth stocks helped performance, as growth
                                         was a popular theme. However, the rigorous valuation process that we use in determining how much to pay for a company's future growth did not help performance during the 12 months.
                                         The market was willing to pay any price for growth, as
                                         evidenced by the extremely strong performance of some
                                         Internet stocks. However, our investment discipline led us away from many Internet-related stocks because we believed them to be too expensive.
                                         The Fund's performance was in line with that of
                                         non-Internet, growth-oriented sectors, which tended to have returns of between -15% and -25% during the 12-month period.
                                         However, performance trailed the small-capitalization
                                         indices that were more influenced by the performance of
                                         Internet stocks, and it trailed returns of the
                                         large-capitalization indices in a period in which investors preferred large-company stocks. For the 12-month period
                                         ending March 1999, the Fund recorded two quarters of
                                         below-average performance, one quarter of excellent
                                         performance and one quarter of average performance. Overall, these returns produced disappointing annual results.
                                         WHAT PARTICULAR SECTORS OR STOCKS WERE FAVORABLE FOR THE
The technology and consumer              FUND?(+)
cyclical sectors were the better         Small-capitalization technology stocks did well both because
performing sectors for Nations           of the growth of the Internet and because of the expanding
Small Company Growth Fund.               demand for wide-band fiber optic networks in the
                                         telecommunications industry. Several telecommunications
                                         equipment company stocks involved in fiber optics performed extremely well, including SDL, Inc., Antec Corporation,
                                         Harmonic Lightwaves, Inc. and E-Tek Dynamics Inc. The Fund
                                         also had a number of successful investments in
                                         telecommunications-related companies involved in wireless
                                         networks, including RF Micro Devices, Inc., Proxim Inc.,
                                         Gilat Satellite Networks Ltd. and Sawtek Inc.

                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.

Nations
Small Company Growth
Fund  Strategic Growth Management
      Team Commentary continued...

                                         A healthy domestic economy and relatively low vulnerability to the Asian financial crisis benefited the consumer
                                         cyclical sector. Among the better performers for the Fund in this domestically oriented sector were Quiksilver, Inc., and
                                         Fossil Inc., a watchmaker.
                                         In general, the Fund's strategy of identifying
                                         small-capitalization stocks early, before their potential is recognized by the rest of the investing public, leads us to build a portfolio of smaller companies than those held by
                                         many other small company funds. This strategy inevitably
                                         results in the Fund owning less liquid stocks -- stocks
                                         which do not have large trading volumes -- and this brings additional risk. While we have confidence in this strategy, the 12-month period was a time when smaller companies tended to underperform larger companies, and the market tended to favor a relatively narrow group of stocks. Neither of these trends helped the performance of the Fund.
                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         Energy stocks showed poor returns, as energy companies were hurt as falling oil prices led to reduced drilling and lower cash-flows for the sector in general. The capital goods and business services areas also proved disappointing.
                                         We believe many of the disappointing performers during the
                                         12-month period had difficulty successfully executing their business plans.
                                         In our review process, we have moved to identify the sources of weak performance in every stock and to use this analysis to evaluate whether to continue to maintain the Fund's
                                         positions in specific stocks. In some cases, companies have executed their business plans well, but the stock market has not recognized their success. However, others have not been able to follow through on their plans successfully. Our
                                         decision on whether to retain a disappointing investment
                                         basically comes down to whether we consider the
                                         underperformance to be a short-term disruption to the
                                         company or whether we consider it to be related to lasting fundamental problems. Among the companies that did not meet expectations were SmarTalk Teleservices Inc, IMC Mortgage
                                         Company and 3DLabs Inc., Ltd.

Nations
Small Company Growth
Fund  Strategic Growth Management
      Team Commentary continued...

                                         WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE AND
                                         WHAT DO YOU ANTICIPATE IN THE COMING YEAR?
                                         We consider small-capitalization stocks to be very
                                         attractive investment opportunities. At the close of the
                                         fiscal period, small-capitalization stock valuations were at all time lows in relation to large company valuations. Many small-capitalization stocks had earnings growth of 20% or
                                         higher per year, and yet were trading at substantial
                                         discounts to large-capitalization stocks.
                                         Our primary focus will be on companies with what we believe to be excellent business plans and rapidly growing and
                                         predictable earnings streams. We expect to continue to
                                         position the Fund in traditional high growth sectors such as technology, health-care, capital goods and business
                                         services.
                                         The economic environment can have a significant effect on
                                         the fortunes of small companies and deserves careful
                                         attention. Changing economic conditions affect the
                                         large-capitalization companies that are the customers of
                                         many of the Fund's small-capitalization holdings. In spite of this reality, we believe the portfolio has some degree of protection because we have chosen stocks with good earnings growth potential and reasonable valuations.
                                         We intend to identify and invest in those companies that
                                         have very visible, rapid and sustainable earnings growth
                                         potential. We believe the market's preference for growth
                                         stocks and our disciplined valuation process should reward
                                         Fund shareholders in the long run.

Nations
Small Company Growth
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)
[PIE CHART]

 3.0%     Retail - Specialty
 3.0%     Commercial Services
 3.6%     Aerospace and Defense
 4.4%     Apparel and Textiles
 4.9%     Computer Software
 8.2%     Medical Services
 9.5%     Professional Services
11.3%     Electronics
19.5%     Telecommunications
32.6%     Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

TOP TEN HOLDINGS
--------------------------------------------
  1  Antec Corporation                  3.0%
--------------------------------------------
  2  Gilat Satellite Networks Ltd.      3.0%
--------------------------------------------
  3  Quiksilver, Inc.                   2.9%
--------------------------------------------
  4  Proxim Inc.                        2.6%
--------------------------------------------
  5  Career Education Corporation       2.5%
--------------------------------------------
  6  Sawtek Inc.                        2.3%
--------------------------------------------
  7  Harmonic Lightwaves, Inc.          2.2%
--------------------------------------------
  8  REMEC, Inc.                        2.1%
--------------------------------------------
  9  Kinder Morgan Energy Partners,
     L.P.                               2.1%
--------------------------------------------
 10  Affiliated Managers Group, Inc.    2.1%
--------------------------------------------

THE TOP TEN HOLDINGS ARE PRESENTED TO
ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
SECURITIES IN WHICH THE FUND MAY INVEST.

Nations
Small Company Growth
Fund Performance


   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]
Investor A Shares at MOP* (as of 3/31/99)

                               SMALL COMPANY GROWTH $12,378   RUSSELL 2000 INDEX $13,484   LIPPER SMALLCAP FUNDS UNIVERSE $13,888
                               ----------------------------   --------------------------   --------------------------------------
Dec. 12 1995                              9425.00                      10000.00                           10000.00
1995                                      9313.00                      10264.00                           10176.00
                                          9843.00                      10787.00                           10846.00
                                         10474.00                      11327.00                           11683.00
                                         10584.00                      11365.00                           11910.00
1996                                     11167.00                      11956.00                           12217.00
                                         10547.00                      11338.00                           11419.00
                                         12643.00                      13176.00                           13373.00
                                         14577.00                      15137.00                           15590.00
1997                                     13341.00                      14630.00                           14814.00
                                         15732.00                      16101.00                           16446.00
                                         14764.00                      15351.00                           15769.00
                                         10955.00                      12258.00                           12392.00
1998                                     13505.00                      14257.00                           14768.00
Mar. 31 1999                             12378.00                      13484.00                           13888.00

[INVESTOR A SHARES AT NAV** RETURN CHART]
Investor A Shares at NAV** (as of 3/31/99)

                               SMALL COMPANY GROWTH $13,133   RUSSELL 2000 INDEX $13,484   LIPPER SMALLCAP FUNDS UNIVERSE $13,888
                               ----------------------------   --------------------------   --------------------------------------
Dec. 12 1995                             10000.00                      10000.00                           10000.00
1995                                      9881.00                      10264.00                           10176.00
                                         10443.00                      10787.00                           10846.00
                                         11113.00                      11327.00                           11683.00
                                         11229.00                      11365.00                           11910.00
1996                                     11848.00                      11956.00                           12217.00
                                         11190.00                      11338.00                           11419.00
                                         13414.00                      13176.00                           13373.00
                                         15466.00                      15137.00                           15590.00
1997                                     14155.00                      14630.00                           14814.00
                                         16691.00                      16101.00                           16446.00
                                         15665.00                      15351.00                           15769.00
                                         11623.00                      12258.00                           12392.00
1998                                     14329.00                      14257.00                           14768.00
Mar. 31 1999                             13133.00                      13484.00                           13888.00



                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    SINCE INCEPTION  NAV**  MOP*
                                                    (12/12/95 through
                                                    3/31/99)         8.61% 6.68%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Small
                                                    Company Growth Fund from the
                                                    inception of the share
                                                    class. Figures for the
                                                    Russell 2000 Index, an
                                                    unmanaged, capitalization-
                                                    weighted index that includes
                                                    2,000 of the smallest
                                                    stocks, representing
                                                    approximately 11% of the
                                                    U.S. equity market, include
                                                    reinvestment of dividends.
                                                    Funds included in the Lipper
                                                    SmallCap Funds Universe
                                                    invest primarily in
                                                    companies with market
                                                    capitalizations less than $1
                                                    billion at time of purchase.
                                                    It is not possible to invest
                                                    in the Index or Lipper
                                                    Universe. The performance of
                                                    Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                    Investor A            Investor B           Investor C
                                                    Primary A     NAV        MOP        NAV      CDSC***      NAV      CDSC
Inception Date                                      12/12/95    12/12/95   12/12/95   12/12/95   12/12/95   9/22/97   9/22/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                   -21.05%    -21.32%    -25.85%    -21.86%    -25.46%    -21.66%   -22.38%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                8.27%      7.94%      5.81%      7.20%      6.32%                --
SINCE INCEPTION                                        9.00%      8.61%      6.68%      7.92%      7.15%     -9.95%    -9.95%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS FUNDS
Nations Balanced Assets Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                    VALUE
  (000)                                                    (000)
------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.6%
            ASSET BACKED -- AUTO LOANS -- 1.0%
 $ 1,250    Premier Auto Trust, Series 1997-2,
             Class B,
             6.530% 12/06/03..........................    $  1,264
     250    Premier Auto Trust, Series 1998-1,
             Class B,
             5.920% 10/06/04..........................         250
                                                          --------
                                                             1,514
                                                          --------
            ASSET BACKED -- CREDIT CARD RECEIVABLES -- 0.9%
     990    Chase Manhattan Credit Card Master Trust,
             Series 1996-4, Class A,
             6.730% 02/15/03..........................         992
     325    Standard Credit Card Master Trust, Series
             1995-9, Class B,
             6.650% 10/07/07..........................         328
                                                          --------
                                                             1,320
                                                          --------
            ASSET BACKED -- HOME EQUITY LOANS -- 1.7%
   1,550    CS First Boston Mortgage Securities
             Corporation, Series 1996-2, Class A4,
             6.620% 02/25/18..........................       1,559
     276    EQCC Home Equity Loan Trust, Series
             1996-2, Class A2,
             6.700% 09/15/08..........................         278
     500    IMC Home Equity Loan Trust,
             Series 1997-7, Class A3,
             6.540% 11/20/12..........................         503
                                                          --------
                                                             2,340
                                                          --------
            TOTAL ASSET-BACKED SECURITIES
             (Cost $5,141)............................       5,174
                                                          --------

 SHARES
--------
            COMMON STOCKS -- 66.0%
            AEROSPACE AND DEFENSE -- 1.6%
  13,050    Lockheed Martin Corporation...............         492
  30,175    Raytheon Company, Class B.................       1,769
                                                          --------
                                                             2,261
                                                          --------
            APPAREL AND TEXTILES -- 0.6%
  17,500    V.F. Corporation..........................         826
                                                          --------
            AUTOMOBILE PARTS MANUFACTURERS -- 1.4%
  13,800    Dana Corporation..........................         524
  30,200    Genuine Parts Company.....................         871
  13,100    Lear Corporation..........................         559
                                                          --------
                                                             1,954
                                                          --------
            AUTOMOBILES AND TRUCKS -- 1.5%
  13,100    Daimler Chrysler AG.......................       1,124
  17,200    Ford Motor Company........................         976
                                                          --------
                                                             2,100
                                                          --------
            BANKING -- 5.8%
  30,800    Banc One Corporation......................       1,696
  26,600    Bank of New York Inc. ....................         956
  17,000    BankBoston Corporation....................         736

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            BANKING -- (CONTINUED)
  20,750    Chase Manhattan Corporation..............    $  1,687
  17,950    Citigroup Inc. ..........................       1,147
  31,900    Mellon Bank Corporation..................       2,246
                                                         --------
                                                            8,468
                                                         --------
            BEVERAGES -- 1.9%
  19,950    Anheuser-Busch Companies, Inc. ..........       1,520
  30,350    PepsiCo, Inc. ...........................       1,189
                                                         --------
                                                            2,709
                                                         --------
            CHEMICALS -- BASIC -- 1.4%
   6,200    Dow Chemical Company.....................         578
  24,100    E.I. duPont de Nemours and Company.......       1,399
                                                         --------
                                                            1,977
                                                         --------
            COMPUTER RELATED -- 7.0%
  15,100    3Com Corporation++.......................         352
  24,100    Apple Computer Inc.++....................         866
  38,900    Ceridian Corporation++...................       1,422
  23,400    Compaq Computer Corporation..............         741
   4,000    Comverse Technology Inc.++...............         340
  22,900    Gateway 2000 Inc.++......................       1,571
   6,600    Honeywell Inc. ..........................         500
   8,600    International Business Machines
             Corporation.............................       1,524
  23,250    Sun Microsystems, Inc.++.................       2,906
                                                         --------
                                                           10,222
                                                         --------
            CONGLOMERATE -- 1.9%
   7,200    Unilever NV, ADR.........................         478
  16,375    United Technologies Corporation..........       2,218
                                                         --------
                                                            2,696
                                                         --------
            CONSTRUCTION -- 1.3%
  27,100    Centex Corporation.......................         904
  34,100    Masco Corporation........................         964
                                                         --------
                                                            1,868
                                                         --------
            DIVERSIFIED -- 0.0%@
     500    Fortune Brands Inc. .....................          19
                                                         --------
            DRUGS -- 3.4%
   9,300    American Home Products Corporation.......         607
   9,100    Bergen Brunswig Corporation, Class A.....         182
  33,900    Bristol-Myers Squibb Company.............       2,180
  35,500    Schering-Plough Corporation..............       1,964
                                                         --------
                                                            4,933
                                                         --------
            ELECTRIC POWER -- 2.6%
  36,400    Energy East Corporation..................       1,913
  19,700    Texas Utilities Company..................         821
  29,400    Unicom Corporation.......................       1,075
                                                         --------
                                                            3,809
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            FINANCIAL SERVICES -- 2.1%
  37,900    Paine Webber Group, Inc. ................    $  1,511
  38,444    Washington Mutual, Inc. .................       1,572
                                                         --------
                                                            3,083
                                                         --------
            FOOD PRODUCERS -- 2.2%
   5,600    General Mills Inc. ......................         423
  11,400    Interstate Bakeries Corporation..........         246
  21,900    Nabisco Holdings Corporation, Class A....         910
  16,700    Quaker Oats Company......................       1,045
  15,200    Suiza Foods Corporation..................         512
                                                         --------
                                                            3,136
                                                         --------
            INSURANCE -- 4.7%
  25,900    CIGNA Corporation........................       2,171
  33,850    Hartford Financial Services Group,
             Inc. ...................................       1,923
  27,100    Lincoln National Corporation Ltd. .......       2,679
                                                         --------
                                                            6,773
                                                         --------
            MEDICAL SERVICES -- 2.3%
  65,300    Tenet Healthcare Corporation++...........       1,237
  27,100    Wellpoint Health Networks, Inc. .........       2,054
                                                         --------
                                                            3,291
                                                         --------
            OFFICE EQUIPMENT -- 1.5%
  10,100    Lexmark International Group, Inc.,
             Class A.................................       1,128
  18,300    Xerox Corporation........................         977
                                                         --------
                                                            2,105
                                                         --------
            OIL -- DOMESTIC -- 1.3%
  17,000    Coastal Corporation......................         561
  26,500    Columbia Energy Group....................       1,385
                                                         --------
                                                            1,946
                                                         --------
            OIL -- INTERNATIONAL -- 5.0%
  22,200    BP Amoco plc, ADR........................       2,242
  12,100    Chevron Corporation......................       1,070
  14,300    Exxon Corporation........................       1,009
  21,900    Mobil Corporation........................       1,927
  20,700    Royal Dutch Petroleum Company............       1,076
                                                         --------
                                                            7,324
                                                         --------
            OIL FIELD SERVICES & EQUIPMENT -- 0.5%
  18,500    Halliburton Company......................         712
                                                         --------
            PRINTING AND PUBLISHING -- 0.6%
  23,800    Dun & Bradstreet Corporation.............         848
                                                         --------
            RECREATION -- 1.1%
  54,050    Hasbro, Inc. ............................       1,564
                                                         --------
            RETAIL -- FOOD -- 1.0%
  23,350    Kroger Company++.........................       1,398
                                                         --------

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            RETAIL -- GENERAL -- 2.6%
  12,100    Dillards, Inc., Class A..................    $    307
  33,050    Federated Department Stores, Inc. .......       1,326
  35,700    May Department Stores Company............       1,397
  25,400    Saks Inc.++..............................         660
                                                         --------
                                                            3,690
                                                         --------
            RETAIL -- SPECIALTY -- 1.4%
  19,100    Rite Aid Corporation.....................         478
  47,500    TJX Companies Inc. ......................       1,615
                                                         --------
                                                            2,093
                                                         --------
            SEMICONDUCTORS -- 1.2%
  14,700    Intel Corporation........................       1,747
                                                         --------
            STEEL -- 0.9%
  22,000    Nucor Corporation........................         969
  17,100    USX - U.S. Steel Group Inc. .............         402
                                                         --------
                                                            1,371
                                                         --------
            TOBACCO -- 0.5%
  22,200    Philip Morris Companies Inc. ............         781
                                                         --------
            TRANSPORTATION -- 0.4%
   7,300    Delta Air Lines, Inc. ...................         507
                                                         --------
            UTILITIES -- NATURAL GAS -- 0.4%
  15,000    Williams Companies, Inc. ................         593
                                                         --------
            UTILITIES -- TELEPHONE -- 5.3%
   8,725    ALLTEL Corporation.......................         544
  27,600    AT&T Corporation.........................       2,203
  34,300    BellSouth Corporation....................       1,374
  23,625    GTE Corporation..........................       1,429
  12,000    MCI Worldcom, Inc.++.....................       1,063
  26,950    SBC Communications Inc. .................       1,270
                                                         --------
                                                            7,883
                                                         --------
            WASTE MANAGEMENT -- 0.6%
  20,750    Waste Management Inc. ...................         921
                                                         --------
            TOTAL COMMON STOCKS
             (Cost $86,794)..........................      95,608
                                                         --------

PRINCIPAL
 AMOUNT
  (000)
--------
            CORPORATE BONDS AND NOTES -- 9.8%
            AEROSPACE AND DEFENSE -- 0.2%
 $   250    Raytheon Company,
             6.750% 08/15/07.........................         256
                                                         --------
            BANKING AND FINANCE -- 5.6%
     350    American Express Credit, Deb.,
             8.500% 06/15/99.........................         352
     250    ERAC USA Finance Company,
             6.950% 03/01/04.........................         250

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- (CONTINUED)
            BANKING AND FINANCE -- (CONTINUED)
 $   500    ERAC USA Finance Company,
             6.625% 02/15/05.........................    $    488
     500    FCB/NC Capital Trust I, Gtd. Notes,
             8.050% 03/01/28.........................         493
     250    First Union Institutional Capital I,
             8.040% 12/01/26.........................         263
     500    Ford Motor Credit Company, MTN,
             6.800% 04/23/01.........................         511
     500    GMAC, Deb.,
             8.750% 07/15/05.........................         566
     250    GMAC, Deb.,
             8.875% 06/01/10.........................         298
     500    Goldman Sachs Group, LP,
             6.625% 12/01/04.........................         505
     500    Lehman Brothers Inc., Sr. Sub. Notes,
             7.250% 04/15/03.........................         512
   1,000    Merrill Lynch and Company, Notes,
             6.700% 08/01/00.........................       1,016
     875    NYNEX Capital Funding,
             7.630% 10/15/09.........................         998
     750    Popular Inc., MTN,
             6.375% 09/15/03.........................         749
     750    Salomon Smith Barney Holdings, MTN,
             6.625% 11/30/00.........................         762
     250    Union Planters Capital Trust,
             8.200% 12/15/26.........................         258
     250    Wells Fargo Capital I, Gtd. Notes,
             7.960% 12/15/26.........................         260
                                                         --------
                                                            8,281
                                                         --------
            HEALTHCARE -- 0.2%
     250    HEALTHSOUTH Corporation, Sr. Notes,
             6.875% 06/15/05.........................         236
                                                         --------
            INDUSTRIAL -- 0.9%
     500    Ford Motor Company, Deb.,
             7.400% 11/01/46.........................         522
     250    USA Waste Services Inc.,
             7.125% 10/01/07.........................         258
     500    Xerox Capital Trust I, Gtd. Notes,
             8.000% 02/01/27.........................         507
                                                         --------
                                                            1,287
                                                         --------
            INSURANCE -- 0.9%
     250    American Re Corporation, Sr. Notes,
             7.450% 12/15/26.........................         266
   1,000    AON Corporation,
             7.400% 10/01/02.........................       1,047
                                                         --------
                                                            1,313
                                                         --------
            TELECOMMUNICATIONS -- 0.2%
     250    GTE Corporation,
             6.600% 09/22/05.........................         255
                                                         --------
            TRANSPORTATION -- 0.2%
     250    Norfolk Southern Corporation,
             7.350% 05/15/07.........................         267
                                                         --------

-----------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
            TRUCKING AND SHIPPING -- 0.4%
$650        Ryder Systems Inc.,
             6.600% 11/15/05.........................    $    637
                                                         --------
            UTILITIES -- TELEPHONE -- 1.2%
     400    AT&T Corporation, Deb.,
             8.125% 01/15/22.........................         422
     500    Chesapeake Potomac Telephone Maryland,
             Deb.,
             8.000% 10/15/29.........................         581
     650    GTE Southwest,
             6.540% 12/01/05.........................         668
                                                         --------
                                                            1,671
                                                         --------
            TOTAL CORPORATE BONDS AND NOTES (Cost
             $14,025)................................      14,203
                                                         --------
            FOREIGN BONDS AND NOTES -- 0.4%
             (Cost $520)
     500    AB Spintab (Sweden),
             7.500% 08/14/49.........................         512
                                                         --------
            MORTGAGE-BACKED SECURITIES -- 6.3%
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
             CERTIFICATES -- 1.9%
     660     6.200% 09/08/08.........................         644
     139     8.000% 07/01/10.........................         143
     579     7.000% 06/01/11.........................         592
      24     8.500% 02/15/21.........................          24
   1,255     8.000% 09/01/25.........................       1,307
                                                         --------
                                                            2,710
                                                         --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
             (FNMA) CERTFICATES -- 2.7%
     109     8.000% 06/01/99.........................         110
     163     8.500% 02/01/00.........................         164
     500     6.350% 06/10/05.........................         514
   1,548     6.500% 08/01/10.........................       1,565
     787     8.500% 08/01/11.........................         828
     471     7.000% 01/25/21.........................         481
     199     7.500% 02/01/25.........................         205
                                                         --------
                                                            3,867
                                                         --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
             CERTIFICATES -- 1.7%
       7     10.000% 02/15/18........................           8
     617     7.500% 12/15/23.........................         637
   1,803     7.500% 10/15/27.........................       1,858
                                                         --------
                                                            2,503
                                                         --------
            TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $8,849)...........................       9,080
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 15.1%
            U.S. TREASURY BONDS -- 3.5%
 $   500     12.000% 08/15/13........................    $    728
     710     7.250% 05/15/16.........................         814
   2,200     6.250% 08/15/23.........................       2,299
   1,075     6.750% 08/15/26.........................       1,200
                                                         --------
                                                            5,041
                                                         --------
            U.S. TREASURY NOTES -- 11.6%
   1,625     7.500% 10/31/99.........................       1,650
     425     5.750% 11/15/00.........................         430
   1,980     5.375% 02/15/01.........................       1,992
   2,550     7.875% 08/15/01.........................       2,709
   2,400     7.500% 05/15/02.........................       2,560
     250     5.750% 11/30/02.........................         255
   3,200     6.125% 08/15/07.........................       3,349
   3,200     5.500% 02/15/08.........................       3,236
     500     9.250% 02/15/16.........................         679
                                                         --------
                                                           16,860
                                                         --------
            TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $21,557)..........................      21,901
                                                         --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 7.3%
             (Cost $10,579)
  10,579    Nations Cash Reserves#.....................      10,579
                                                           --------
            TOTAL INVESTMENTS
             (Cost $147,465*)...................  108.5%    157,057
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................  (8.5)%
            Cash.......................................    $      1
            Receivable for investment securities
             sold......................................       6,226
            Receivable for Fund shares sold............         254
            Dividends receivable.......................         174
            Interest receivable........................         666
            Prepaid expenses...........................           2
            Collateral on securities loaned............     (10,567)
            Payable for Fund shares redeemed...........      (4,022)
            Investment advisory fee payable............         (97)
            Administration fee payable.................         (25)
            Shareholder servicing and distribution fees
             payable...................................        (174)
            Distributions payable......................          (2)
            Payable for investment securities
             purchased.................................      (4,711)
            Accrued Trustees'/Directors' fees and
             expenses..................................         (20)
            Accrued expenses and other liabilities.....         (61)
                                                           --------
            TOTAL OTHER ASSETS
             AND LIABILITIES (NET).....................     (12,356)
                                                           --------
            NET ASSETS..........................  100.0%   $144,701
                                                           ========

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $    258
            Accumulated net realized loss on
             investments sold..........................      (2,953)
            Net unrealized appreciation of
             investments...............................       9,592
            Paid-in capital............................     137,804
                                                           --------
            NET ASSETS.................................    $144,701
                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($48,372,920/4,655,242
             shares outstanding).......................      $10.39
                                                           ========

            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($20,979,326/2,021,574 shares
             outstanding)..............................      $10.38
                                                           ========

            Maximum sales charge.......................       5.75%
            Maximum offering price per share...........      $11.01

            INVESTOR B SHARES:
            Net asset value and offering price per
             share+ ($73,735,066/7,118,061 shares
             outstanding)..............................      $10.36
                                                           ========

            INVESTOR C SHARES:
            Net asset value and offering price per
             share+ ($1,613,235/156,280 shares
             outstanding)..............................      $10.32
                                                           ========


---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $12,467 and gross depreciation of $2,988 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $147,578.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 @ Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $10,567.

ABBREVIATIONS:

ADR -- American Depository Receipt
MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
------------------------------------------------------------------
            COMMON STOCKS -- 97.2%
            AEROSPACE AND DEFENSE -- 2.3%
  284,050   Lockheed Martin Corporation.............    $   10,705
  686,634   Raytheon Company, Class B...............        40,254
                                                        ----------
                                                            50,959
                                                        ----------
            APPAREL AND TEXTILES -- 1.1%
  524,300   V.F. Corporation........................        24,740
                                                        ----------
            AUTOMOBILE PARTS MANUFACTURERS -- 1.4%
  297,862   Dana Corporation........................        11,319
  542,700   Genuine Parts Company...................        15,637
  129,225   Lear Corporation........................         5,516
                                                        ----------
                                                            32,472
                                                        ----------
            AUTOMOBILES AND TRUCKS -- 2.0%
  283,487   Daimler Chrysler AG.....................        24,327
  378,500   Ford Motor Company......................        21,480
                                                        ----------
                                                            45,807
                                                        ----------
            BANKING -- 8.5%
  732,705   Banc One Corporation....................        40,345
  650,400   Bank of New York Inc. ..................        23,374
  370,100   BankBoston Corporation..................        16,030
  444,629   Chase Manhattan Corporation.............        36,154
  432,987   Citigroup Inc. .........................        27,657
  672,950   Mellon Bank Corporation.................        47,359
                                                        ----------
                                                           190,919
                                                        ----------
            BEVERAGES -- 3.1%
  489,200   Anheuser-Busch Companies, Inc. .........        37,271
  816,225   PepsiCo, Inc. ..........................        31,986
                                                        ----------
                                                            69,257
                                                        ----------
            CHEMICALS -- BASIC -- 1.9%
  131,675   Dow Chemical Company....................        12,270
  514,075   E.I. duPont de Nemours and Company......        29,849
                                                        ----------
                                                            42,119
                                                        ----------
            COMPUTER RELATED -- 10.4%
  328,300   3Com Corporation++......................         7,653
  553,100   Apple Computer Inc.++...................        19,877
1,053,100   Ceridian Corporation++..................        38,504
1,243,275   Compaq Computer Corporation.............        39,396
   41,000   Comverse Technology Inc.++..............         3,485
  295,400   Gateway 2000 Inc.++.....................        20,253
   49,900   Honeywell Inc. .........................         3,783
  194,875   International Business Machines
             Corporation............................        34,542
  522,250   Sun Microsystems, Inc.++................        65,250
                                                        ----------
                                                           232,743
                                                        ----------
            CONGLOMERATE -- 2.8%
  216,350   Unilever NV, ADR........................        14,374
  357,550   United Technologies Corporation.........        48,425
                                                        ----------
                                                            62,799
                                                        ----------

------------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            CONSTRUCTION -- 2.1%
  733,600   Centex Corporation......................    $   24,483
  811,700   Masco Corporation.......................        22,931
                                                        ----------
                                                            47,414
                                                        ----------
            DIVERSIFIED -- 0.0%@
   11,600   Fortune Brands Inc. ....................           449
                                                        ----------
            DRUGS -- 5.1%
  150,700   American Home Products Corporation......         9,833
  160,700   Bergen Brunswig Corporation, Class A....         3,214
  811,300   Bristol-Myers Squibb Company............        52,177
  882,900   Schering-Plough Corporation.............        48,835
                                                        ----------
                                                           114,059
                                                        ----------
            ELECTRIC POWER -- 3.9%
  215,250   Consolidated Edison, Inc. ..............         9,754
  606,800   Energy East Corporation.................        31,895
  104,250   Florida Progress Corporation............         3,935
  456,200   Texas Utilities Company.................        19,018
  613,800   Unicom Corporation......................        22,442
                                                        ----------
                                                            87,044
                                                        ----------
            FINANCIAL SERVICES -- 3.3%
       28   Berkshire Hathaway Inc., Class B........            66
1,007,500   Paine Webber Group, Inc. ...............        40,174
  825,632   Washington Mutual, Inc. ................        33,748
                                                        ----------
                                                            73,988
                                                        ----------
            FOOD PRODUCERS -- 2.4%
   83,100   General Mills Inc. .....................         6,279
  261,225   Interstate Bakeries Corporation.........         5,633
  531,275   Quaker Oats Company.....................        33,237
  238,950   Suiza Foods Corporation.................         8,050
                                                        ----------
                                                            53,199
                                                        ----------
            INSURANCE -- 7.1%
  612,020   CIGNA Corporation.......................        51,295
  730,250   Hartford Financial Services Group,
             Inc. ..................................        41,487
  681,250   Lincoln National Corporation Ltd. ......        67,359
                                                        ----------
                                                           160,141
                                                        ----------
            MEDICAL SERVICES -- 3.1%
1,314,250   Tenet Healthcare Corporation++..........        24,889
  596,675   Wellpoint Health Networks, Inc. ........        45,235
                                                        ----------
                                                            70,124
                                                        ----------
            OFFICE EQUIPMENT -- 2.5%
  290,100   Lexmark International Group, Inc.,
             Class A................................        32,418
  426,000   Xerox Corporation.......................        22,738
                                                        ----------
                                                            55,156
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
------------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            OIL -- DOMESTIC -- 2.0%
  374,750   Coastal Corporation.....................    $   12,367
  622,800   Columbia Energy Group...................        32,541
                                                        ----------
                                                            44,908
                                                        ----------
            OIL -- INTERNATIONAL -- 7.7%
  544,800   BP Amoco plc, ADR.......................        54,991
  270,983   Chevron Corporation.....................        23,965
  342,500   Exxon Corporation.......................        24,168
  627,800   Mobil Corporation.......................        55,246
  258,700   Royal Dutch Petroleum Company...........        13,452
                                                        ----------
                                                           171,822
                                                        ----------
            OIL FIELD SERVICES & EQUIPMENT -- 0.6%
  348,300   Halliburton Company.....................        13,410
                                                        ----------
            PRINTING AND PUBLISHING -- 0.6%
  381,850   Dun & Bradstreet Corporation............        13,603
                                                        ----------
            RECREATION -- 1.8%
1,370,150   Hasbro, Inc. ...........................        39,649
                                                        ----------
            RETAIL -- FOOD -- 1.5%
  574,650   Kroger Company++........................        34,407
                                                        ----------
            RETAIL -- GENERAL -- 3.6%
  245,700   Dillards, Inc., Class A.................         6,235
  763,050   Federated Department Stores, Inc. ......        30,616
  780,060   May Department Stores Company...........        30,520
  553,100   Saks Inc.++.............................        14,381
                                                        ----------
                                                            81,752
                                                        ----------
            RETAIL -- SPECIALTY -- 1.8%
  215,800   Rite Aid Corporation....................         5,395
1,041,875   TJX Companies Inc. .....................        35,424
                                                        ----------
                                                            40,819
                                                        ----------
            SEMICONDUCTORS -- 1.9%
  357,140   Intel Corporation.......................        42,455
                                                        ----------
            STEEL -- 1.4%
  516,400   Nucor Corporation.......................        22,754
  372,800   USX - U.S. Steel Group Inc. ............         8,761
                                                        ----------
                                                            31,515
                                                        ----------
            TOBACCO -- 1.0%
  641,987   Philip Morris Companies Inc. ...........        22,590
                                                        ----------

------------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            TRANSPORTATION -- 0.9%
        2   Berkshire Hathaway Inc., Class A........    $      143
  302,800   Delta Air Lines, Inc. ..................        21,044
                                                        ----------
                                                            21,187
                                                        ----------
            UTILITIES -- NATURAL GAS -- 0.7%
  380,900   Williams Companies, Inc. ...............        15,046
                                                        ----------
            UTILITIES -- TELEPHONE -- 8.3%
  144,400   ALLTEL Corporation......................         9,007
  582,275   AT&T Corporation........................        46,473
  741,000   BellSouth Corporation...................        29,686
  672,995   GTE Corporation.........................        40,716
  316,842   MCI Worldcom, Inc.++....................        28,060
  661,300   SBC Communications Inc. ................        31,164
                                                        ----------
                                                           185,106
                                                        ----------
            WASTE MANAGEMENT -- 0.4%
  223,400   Waste Management Inc. ..................         9,913
                                                        ----------
            TOTAL COMMON STOCKS
             (Cost $1,466,420)......................     2,181,571
                                                        ----------

SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 3.9%
           (Cost $86,417)
 86,417   Nations Cash Reserves#...............               86,417
                                                          ----------
          TOTAL INVESTMENTS
           (Cost $1,552,837*)..................  101.1%    2,267,988
                                                          ----------
          OTHER ASSETS AND
           LIABILITIES (NET)...................   (1.1)%
          Receivable for investment securities sold...    $   50,092
          Receivable for Fund shares sold.............         1,759
          Dividends receivable........................         3,682
          Interest receivable.........................            95
          Prepaid expenses............................           103
          Collateral on securities loaned.............       (40,146)
          Payable for Fund shares redeemed............        (5,829)
          Investment advisory fee payable.............        (1,489)
          Administration fee payable..................          (327)
          Shareholder servicing and distribution fees
           payable....................................          (398)
          Payable for investment securities
           purchased..................................       (32,246)
          Accrued Trustees'/Directors' fees and
           expenses...................................           (76)
          Accrued expenses and other liabilities......          (682)
                                                          ----------
          TOTAL OTHER ASSETS AND
           LIABILITIES (NET)..........................       (25,462)
                                                          ----------
          NET ASSETS...........................  100.0%   $2,242,526
                                                          ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                            VALUE
                                                            (000)
--------------------------------------------------------------------
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on
           investments sold and futures contracts.....    $   93,173
          Net unrealized appreciation of investments..       715,151
          Paid-in capital.............................     1,434,202
                                                          ----------
          NET ASSETS..................................    $2,242,526
                                                          ==========
          PRIMARY A SHARES:
          Net asset value, offering and redemption
           price per share ($1,939,704,059/106,831,038
           shares outstanding)........................        $18.16
                                                          ==========

          INVESTOR A SHARES:
          Net asset value and redemption price per
           share ($136,691,098/7,525,011 shares
           outstanding)...............................        $18.16
                                                          ==========

          Maximum sales charge.................                5.75%
          Maximum offering price per share.....               $19.27

          INVESTOR B SHARES:
          Net asset value and offering price per
           share+ ($154,024,598/8,558,817 shares
           outstanding)...............................        $18.00
                                                          ==========

          INVESTOR C SHARES:
          Net asset value and offering price per
           share+ ($12,106,327/673,312 shares
           outstanding)...............................        $17.98
                                                          ==========


---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $751,737 and gross depreciation of $36,654 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $1,552,905.

 ++ Non-income producing security

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 @ Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $40,146.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                           VALUE
 SHARES                                                    (000)
------------------------------------------------------------------
            COMMON STOCKS -- 93.9%
            AEROSPACE AND DEFENSE -- 2.5%
  41,200    EG&G, Inc. ...............................    $  1,087
  38,000    General Dynamics Corporation..............       2,442
  91,800    Lockheed Martin Corporation...............       3,460
  89,800    Raytheon Company, Class B.................       5,264
 130,700    TRW Inc. .................................       5,946
                                                          --------
                                                            18,199
                                                          --------
            APPAREL AND TEXTILES -- 0.5%
  47,800    Springs Industries Inc. ..................       1,294
  43,800    V.F. Corporation..........................       2,066
                                                          --------
                                                             3,360
                                                          --------
            AUTOMOBILE PARTS MANUFACTURERS -- 1.9%
  78,175    Eaton Corporation.........................       5,590
 296,050    Genuine Parts Company.....................       8,529
                                                          --------
                                                             4,119
                                                          --------
            AUTOMOBILES AND TRUCKS -- 1.9%
 162,900    Ford Motor Company~.......................       9,244
  35,000    General Motors Corporation................       3,041
  52,300    ITT Industries, Inc. .....................       1,850
                                                          --------
                                                            14,135
                                                          --------
            BANKING -- 6.6%
 218,300    Banc One Corporation......................      12,021
 141,600    Chase Manhattan Corporation...............      11,515
  93,700    Citigroup Inc. ...........................       5,985
  46,700    First Union Corporation...................       2,496
 161,200    Fleet Financial Group, Inc. ..............       6,065
  24,200    National City Corporation.................       1,606
  36,100    Regions Financial Corporation.............       1,250
 118,784    SunTrust Banks, Inc. .....................       7,394
  18,000    Wachovia Corporation......................       1,461
                                                          --------
                                                            49,793
                                                          --------
            BEVERAGES -- 2.8%
  37,100    Adolph Coors Company, Class B.............       2,003
  54,800    Anheuser-Busch Companies, Inc. ...........       4,175
  17,700    Brown-Forman Corporation, Class B.........       1,020
  45,400    Coca-Cola Company.........................       2,786
 266,650    PepsiCo, Inc. ............................      10,450
                                                          --------
                                                            20,434
                                                          --------
            CHEMICALS -- BASIC -- 0.2%
  18,300    Dow Chemical Company......................       1,705
                                                          --------
            COMMERCIAL SERVICES -- 0.5%
 166,600    Ogden Corporation.........................       4,009
                                                          --------
            COMPUTER RELATED -- 5.5%
  30,900    Compaq Computer Corporation...............         979
  48,800    Dell Computer Corporation@................       1,995
  15,200    EMC Corporation@..........................       1,942

                                                           VALUE
 SHARES                                                    (000)
------------------------------------------------------------------
            COMPUTER RELATED -- (CONTINUED)
 262,950    Hewlett-Packard Company...................    $ 17,831
 103,300    International Business Machines
             Corporation~.............................      18,310
                                                          --------
                                                            41,057
                                                          --------
            COMPUTER SOFTWARE -- 3.7%
 209,350    Computer Associates International
             Inc.~....................................       7,445
 224,400    Microsoft Corporation@~...................      20,112
                                                          --------
                                                            27,557
                                                          --------
            CONGLOMERATE -- 1.6%
   9,500    Unilever NV, ADR..........................         631
  81,500    United Technologies Corporation~..........      11,038
                                                          --------
                                                            11,669
                                                          --------
            CONTAINERS -- 0.3%
  45,000    Ball Corporation..........................       2,112
                                                          --------
            COSMETICS AND TOILETRIES -- 1.9%
 201,500    Kimberly-Clark Corporation................       9,659
  43,700    Procter & Gamble Company..................       4,280
                                                          --------
                                                            13,939
                                                          --------
            DIVERSIFIED -- 2.4%
  79,900    AlliedSignal Inc. ........................       3,930
  83,500    Eastern Enterprises.......................       3,037
 209,300    Frontier Corporation......................      10,858
                                                          --------
                                                            17,825
                                                          --------
            DRUGS -- 2.5%
  22,600    American Home Products Corporation........       1,475
  37,200    Bristol-Myers Squibb Company..............       2,392
  33,000    Eli Lilly and Company.....................       2,801
  48,400    Merck & Company, Inc. ....................       3,881
  25,600    Pfizer Inc. ..............................       3,552
  31,700    Pharmacia & Upjohn, Inc. .................       1,977
  26,300    Schering-Plough Corporation...............       1,455
  13,000    Warner-Lambert Company....................         860
                                                          --------
                                                            18,393
                                                          --------
            ELECTRIC POWER -- 6.1%
  76,200    Ameren Corporation........................       2,757
 116,400    Central & South West Corporation..........       2,728
 209,000    CINergy Corporation.......................       5,748
  59,700    Consolidated Edison, Inc. ................       2,705
  77,900    Dominion Resources, Inc. .................       2,877
 187,445    Duke Energy Corporation...................      10,240
  97,300    FirstEnergy Corporation...................       2,718
  28,500    New Century Energies, Inc. ...............         971
 128,500    Northern States Power Corporation.........       2,980
 230,760    PacifiCorp................................       3,981
  78,500    Public Service Enterprise Group...........       2,998
 120,700    SCANA Corporation.........................       2,618
  62,900    Texas Utilities Company...................       2,622
                                                          --------
                                                            45,943
                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                           VALUE
 SHARES                                                    (000)
------------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            ELECTRICAL EQUIPMENT -- 2.7%
 182,800    General Electric Company~.................    $ 20,222
                                                          --------
            ELECTRONICS -- 1.8%
  88,407    AMP Inc. .................................       4,746
 216,125    Harris Corporation........................       6,187
  28,500    Motorola, Inc. ...........................       2,088
                                                          --------
                                                            13,021
                                                          --------
            ENVIRONMENTAL -- 0.5%
  33,100    Browning-Ferris Industries Inc. ..........       1,276
  33,000    Johnson Controls Inc. ....................       2,059
                                                          --------
                                                             3,335
                                                          --------
            FINANCIAL SERVICES -- 0.5%
  22,600    American General Corporation..............       1,593
  25,200    Marsh & McLennan Companies Inc. ..........       1,870
                                                          --------
                                                             3,463
                                                          --------
            FOOD PRODUCERS -- 2.9%
  66,400    Bestfoods.................................       3,121
 153,900    General Mills Inc. .......................      11,628
  29,400    H.J. Heinz Company........................       1,393
 203,420    Sara Lee Corporation......................       5,035
                                                          --------
                                                            21,177
                                                          --------
            FOREST AND PAPER PRODUCTS -- 1.8%
 165,300    Potlatch Corporation......................       5,610
 163,700    Westvaco Corporation......................       3,438
  72,000    Weyerhaeuser Company......................       3,996
                                                          --------
                                                            13,044
                                                          --------
            HOUSEHOLD PRODUCTS -- 0.9%
 133,157    Newell Rubbermaid Inc. ...................       6,325
                                                          --------
            INSURANCE -- 3.4%
  84,450    Aetna Life and Casualty Company...........       7,009
 135,300    Allstate Corporation......................       5,015
  26,300    AON Corporation...........................       1,663
  41,600    Jefferson-Pilot Corporation...............       2,818
  84,500    Lincoln National Corporation Ltd. ........       8,356
                                                          --------
                                                            24,861
                                                          --------
            MACHINERY AND EQUIPMENT -- 1.6%
  37,100    Briggs & Stratton Corporation.............       1,829
 128,179    Cooper Industries Inc. ...................       5,464
 293,500    Pall Corporation..........................       4,861
                                                          --------
                                                            12,154
                                                          --------
            MEDIA -- 0.2%
  22,900    Time Warner Inc. .........................       1,627
                                                          --------
            MEDICAL PRODUCTS AND SUPPLIES -- 3.4%
  26,100    Abbott Laboratories.......................       1,222
  23,400    Baxter International Inc. ................       1,544

                                                           VALUE
 SHARES                                                    (000)
------------------------------------------------------------------
            MEDICAL PRODUCTS AND SUPPLIES -- (CONTINUED)
  24,700    C.R. Bard Inc. ...........................    $  1,246
 207,400    Johnson & Johnson.........................      19,431
  26,300    Medtronic, Inc. ..........................       1,887
                                                          --------
                                                            25,330
                                                          --------
            METALS AND MINING -- 0.9%
  71,200    Alcoa Inc. ...............................       2,932
 123,400    Cyprus Amax Minerals Company..............       1,496
  47,000    Reynolds Metals Company...................       2,271
                                                          --------
                                                             6,699
                                                          --------
            NETWORKING EQUIPMENT AND PRODUCTS -- 0.5%
  32,100    Cisco Systems, Inc.@......................       3,517
                                                          --------
            OFFICE EQUIPMENT -- 0.3%
  24,600    Pitney Bowes, Inc. .......................       1,568
   9,200    Xerox Corporation.........................         491
                                                          --------
                                                             2,059
                                                          --------
            OIL -- DOMESTIC -- 2.5%
 120,318    Atlantic Richfield Company................       8,783
  35,600    Phillips Petroleum Company................       1,682
 221,669    Sunoco, Inc. .............................       7,994
                                                          --------
                                                            18,459
                                                          --------
            OIL -- INTERNATIONAL -- 3.6%
  71,613    Chevron Corporation.......................       6,333
  51,500    Exxon Corporation.........................       3,634
 115,100    Mobil Corporation.........................      10,129
  79,600    Royal Dutch Petroleum Company.............       4,139
  37,900    Texaco Inc. ..............................       2,151
                                                          --------
                                                            26,386
                                                          --------
            OIL FIELD SERVICES & EQUIPMENT -- 1.1%
  31,000    Baker Hughes Inc. ........................         754
 162,200    Halliburton Company.......................       6,244
  53,000    Sempra Energy.............................       1,017
                                                          --------
                                                             8,015
                                                          --------
            PHOTO AND OPTICAL -- 0.2%
  25,300    Eastman Kodak Company.....................       1,616
                                                          --------
            PRINTING AND PUBLISHING -- 1.0%
  34,700    Deluxe Corporation........................       1,011
  50,000    Jostens Inc. .............................       1,063
  26,000    McGraw-Hill Companies, Inc. ..............       1,417
 131,800    R.R. Donnelley & Sons Company.............       4,241
                                                          --------
                                                             7,732
                                                          --------
            RECREATION -- 1.7%
 542,950    Brunswick Corporation.....................      10,350
  69,600    Walt Disney Company.......................       2,166
                                                          --------
                                                            12,516
                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                           VALUE
 SHARES                                                    (000)
------------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            RESTAURANTS AND LODGING -- 1.8%
 302,975    Hilton Hotels Corporation.................    $  4,261
 200,000    McDonald's Corporation....................       9,062
                                                          --------
                                                            13,323
                                                          --------
            RETAIL -- FOOD -- 1.3%
  24,200    Albertson's Inc. .........................       1,314
  37,500    American Stores Company...................       1,238
  31,600    Safeway, Inc.@............................       1,621
 258,800    Supervalu Inc. ...........................       5,338
                                                          --------
                                                             9,511
                                                          --------
            RETAIL -- GENERAL -- 3.1%
  80,050    J.C. Penny Company, Inc. .................       3,242
 371,475    May Department Stores Company.............      14,534
  52,900    Wal-Mart Stores, Inc. ....................       4,877
                                                          --------
                                                            22,653
                                                          --------
            RETAIL -- SPECIALTY -- 0.5%
  30,700    CVS Corporation...........................       1,458
  37,600    Home Depot Inc. ..........................       2,341
                                                          --------
                                                             3,799
                                                          --------
            SEMICONDUCTORS -- 1.8%
 111,800    Intel Corporation~........................      13,290
                                                          --------
            STEEL -- 0.1%
  88,000    Worthington Industries....................       1,034
                                                          --------
            TELECOMMUNICATIONS -- 0.4%
  28,800    Lucent Technologies, Inc. ................       3,103
                                                          --------
            TOBACCO -- 0.1%
  13,600    Philip Morris Companies Inc. .............         479
                                                          --------
            TRANSPORTATION -- 1.1%
 238,795    Burlington Northern Santa Fe Inc. ........       7,850
                                                          --------
            TRUCKING AND SHIPPING -- 0.3%
  71,740    Ryder System Inc. ........................       1,982
                                                          --------
            UTILITIES -- NATURAL GAS -- 2.8%
 106,900    Baltimore Gas and Electric................       2,713
 170,700    Consolidated Natural Gas Company~.........       8,310
 159,800    Keyspan Energy Corporation................       4,015
 119,000    NICOR Inc. ...............................       4,277
  48,000    Sonat Inc. ...............................       1,440
                                                          --------
                                                            20,755
                                                          --------

                                                           VALUE
 SHARES                                                    (000)
------------------------------------------------------------------
            UTILITIES -- TELEPHONE -- 8.2%
 215,025    ALLTEL Corporation........................    $ 13,413
 227,200    AT&T Corporation~.........................      18,134
  45,300    Bell Atlantic Corporation.................       2,341
 254,000    BellSouth Corporation~....................      10,176
 186,294    GTE Corporation...........................      11,271
  54,800    SBC Communications Inc. ..................       2,582
  58,800    U.S. West Inc. ...........................       3,238
                                                          --------
                                                            61,155
                                                          --------
            TOTAL COMMON STOCKS
            (Cost $608,805)...........................     694,741
                                                          --------

PRINCIPAL
 AMOUNT
  (000)
--------
            U.S. TREASURY OBLIGATIONS -- 0.5%
            U.S. TREASURY BILLS -- 0.5% (Cost $3,366)
 $ 3,400    4.110%** 06/24/99~........................       3,366
                                                          --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 6.7%
             (Cost $49,821)
  49,821    Nations Cash Reserves#.....................      49,821
                                                           --------
            TOTAL INVESTMENTS
            (Cost $661,992*)....................  101.1%    747,928
                                                           --------
            OTHER ASSETS AND LIABILITIES
             (NET)..............................   (1.1)%
            Receivable for Fund shares sold............    $    517
            Dividends receivable.......................       1,213
            Interest receivable........................         217
            Prepaid expenses...........................          10
            Collateral on securities loaned............      (5,193)
            Variation margin...........................        (846)
            Payable for Fund shares redeemed...........      (2,943)
            Investment advisory fee payable............        (413)
            Administration fee payable.................        (123)
            Shareholder servicing and distribution fees
             payable...................................        (250)
            Accrued Trustees'/Directors' fees and
             expenses..................................          (8)
            Accrued expenses and other liabilities.....        (207)
                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)...
                                                             (8,026)
                                                           --------
            NET ASSETS..........................  100.0%   $739,902
                                                           ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $    389
            Accumulated net realized loss on
             investments sold and futures contracts....        (205)
            Net unrealized appreciation of investments
             and futures contracts.....................      85,205
            Paid-in capital............................     654,513
                                                           --------
            NET ASSETS.................................    $739,902
                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($575,075,904/50,624,803
             shares outstanding).......................      $11.36
                                                           ========

            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($51,278,213/4,533,163 shares
             outstanding)..............................      $11.31
                                                           ========

            Maximum sales charge.......................       5.75%
            Maximum offering price per share...........      $12.00
            INVESTOR B SHARES:
            Net asset value and offering price per
             share(b) ($107,746,917/9,524,828 shares
             outstanding)..............................      $11.31
                                                           ========

            INVESTOR C SHARES:
            Net asset value and offering price per
             share(b) ($5,800,499/506,770 shares
             outstanding)..............................      $11.45
                                                           ========


---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $109,783 and gross depreciation of $23,955 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $662,100.

 ** Rate represents annualized yield at date of purchase.

  @ Non-income producing security.

(b) The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  ~ Security segregated as collateral for futures contracts.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $5,193.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- 100.6%
            AEROSPACE AND DEFENSE -- 0.8%
  86,100    Boeing Company...........................    $  2,938
   3,900    EG&G, Inc. ..............................         103
  11,500    General Dynamics Corporation.............         739
  35,300    Lockheed Martin Corporation..............       1,330
   6,300    Northrop Grumman Corporation.............         377
  30,700    Raytheon Company, Class B................       1,800
  11,100    TRW Inc. ................................         505
                                                         --------
                                                            7,792
                                                         --------
            APPAREL AND TEXTILES -- 0.3%
   6,800    Fruit of the Loom, Inc., Class A.........          71
   6,000    Liz Claiborne Inc. ......................         196
   3,600    National Service Industries, Inc. .......         123
  26,100    Nike, Inc., Class B......................       1,505
   5,000    Reebok International, Ltd.@..............          79
   2,900    Russell Corporation......................          58
   1,500    Springs Industries Inc. .................          41
  11,000    V.F. Corporation.........................         519
                                                         --------
                                                            2,592
                                                         --------
            AUTOMOBILE PARTS MANUFACTURERS -- 0.3%
  13,800    AutoZone Inc.@...........................         419
   7,400    Cooper Tire & Rubber Company.............         136
  14,800    Dana Corporation.........................         562
   6,700    Eaton Corporation........................         479
  16,000    Genuine Parts Company....................         461
  14,200    Goodyear Tire & Rubber Company...........         708
   5,300    Snap-On Inc. ............................         154
                                                         --------
                                                            2,919
                                                         --------
            AUTOMOBILES AND TRUCKS -- 1.3%
 109,700    Ford Motor Company.......................       6,225
  60,500    General Motors Corporation...............       5,256
  10,600    ITT Industries, Inc. ....................         375
   6,300    Navistar International Corporation@......         253
   7,300    PACCAR, Inc. ............................         301
                                                         --------
                                                           12,410
                                                         --------
            BANKING -- 8.3%
   9,900    Amsouth Bancorporation...................         450
 105,560    Banc One Corporation.....................       5,812
  68,200    Bank of New York Inc. ...................       2,451
 157,700    BankAmerica Corporation..................      11,138
  26,600    BankBoston Corporation...................       1,152
   9,000    Bankers Trust N.Y. Corporation...........         794
  25,600    BB&T Corporation.........................         926
  77,300    Chase Manhattan Corporation..............       6,285
 205,101    Citigroup Inc. ..........................      13,101
  14,100    Comerica Inc. ...........................         880
  23,800    Fifth Third Bancorp......................       1,569
  87,800    First Union Corporation..................       4,692
  21,000    Firstar Corporation......................       1,880
  51,100    Fleet Financial Group, Inc. .............       1,923
   5,100    Golden West Financial Corporation........         487
  19,200    Huntington Bancshares Inc. ..............         594
  16,000    J.P. Morgan & Company Inc. ..............       1,974
  40,000    KeyCorp..................................       1,213
  23,500    Mellon Bank Corporation..................       1,654
  13,700    Mercantile Bancorporation................         651
  29,700    National City Corporation................       1,971

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            BANKING -- (CONTINUED)
  10,100    Northern Trust Corporation...............    $    897
  27,300    PNC Bank Corporation.....................       1,517
  20,100    Regions Financial Corporation............         696
   9,700    Republic New York Corporation............         447
  14,600    SouthTrust Corporation...................         545
  14,600    State Street Corporation.................       1,200
  15,900    Summit Bancorp...........................         620
  28,100    SunTrust Banks, Inc. ....................       1,749
  67,100    U.S. Bancorp.............................       2,286
  11,600    Union Planters Corporation...............         510
  18,700    Wachovia Corporation.....................       1,518
 146,900    Wells Fargo Company......................       5,151
                                                         --------
                                                           78,733
                                                         --------
            BEVERAGES -- 2.7%
   2,900    Adolph Coors Company, Class B............         157
  43,900    Anheuser-Busch Companies, Inc. ..........       3,345
   6,400    Brown-Forman Corporation, Class B........         369
 222,800    Coca-Cola Company++......................      13,673
  37,000    Coca-Cola Enterprises Inc. ..............       1,119
 134,600    PepsiCo, Inc. ...........................       5,275
  35,600    Seagram Company Ltd. ....................       1,780
                                                         --------
                                                           25,718
                                                         --------
            BUSINESS SERVICES -- 0.1%
     388    Momentum Business Applications Inc. .....           3
  14,900    Paychex, Inc. ...........................         707
                                                         --------
                                                              710
                                                         --------
            CHEMICALS -- BASIC -- 1.3%
  21,200    Air Products & Chemicals Inc. ...........         726
   6,800    B.F. Goodrich Company....................         233
  20,500    Dow Chemical Company.....................       1,911
 102,200    E.I. duPont de Nemours and Company.......       5,935
   7,400    Eastman Chemical Company.................         311
  11,700    Ecolab, Inc. ............................         415
   2,800    FMC Corporation@.........................         138
   8,700    Hercules, Inc. ..........................         220
   7,000    Mallinckrodt Group Inc. .................         186
   6,100    Nalco Chemical Company...................         162
  15,900    PPG Industries, Inc. ....................         815
  14,200    Praxair Inc. ............................         512
  16,400    Rohm & Haas Company......................         550
  12,300    Union Carbide Corporation................         556
                                                         --------
                                                           12,670
                                                         --------
            CHEMICALS -- DIVERSIFIED -- 0.3%
  54,200    Monsanto Company.........................       2,490
                                                         --------
            CHEMICALS -- SPECIALTY -- 0.1%
  13,000    Engelhard Corporation....................         220
   5,300    Great Lakes Chemical Corporation.........         195
  11,800    Morton International Inc. ...............         434
   9,200    Sigma-Aldrich Corporation................         269
   7,200    W.R. Grace & Company.....................          87
                                                         --------
                                                            1,205
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            COMPUTER RELATED -- 5.4%
  32,200    3Com Corporation@........................    $    751
  12,100    Apple Computer Inc.@.....................         435
  13,500    Ceridian Corporation@....................         494
 154,100    Compaq Computer Corporation..............       4,883
   4,300    Data General Corporation.................          44
 228,400    Dell Computer Corporation@...............       9,336
  45,200    EMC Corporation@.........................       5,774
  14,000    Gateway 2000 Inc.@.......................         960
  93,900    Hewlett-Packard Company..................       6,368
  11,500    Honeywell Inc. ..........................         872
  29,400    IMS Health Inc. .........................         974
  83,500    International Business Machines
             Corporation.............................      14,799
  22,100    Seagate Technology Inc.@.................         653
  16,900    Silicon Graphics, Inc.@..................         282
  34,400    Sun Microsystems, Inc.@..................       4,298
  22,800    Unisys Corporation@......................         631
                                                         --------
                                                           51,554
                                                         --------
            COMPUTER SERVICES -- 0.6%
  54,700    Automatic Data Processing Inc. ..........       2,263
  14,200    Computer Sciences Corporation@...........         784
  44,200    Electronic Data Systems..................       2,152
  13,300    Equifax Inc. ............................         457
                                                         --------
                                                            5,656
                                                         --------
            COMPUTER SOFTWARE -- 5.5%
   6,200    Adobe Systems Inc. ......................         352
   4,000    Autodesk, Inc. ..........................         162
  18,700    BMC Software, Inc.@......................         693
  14,300    Cabletron Systems Inc.@..................         117
  49,400    Computer Associates International
             Inc. ...................................       1,757
  32,900    Compuware Corporation@...................         785
  40,300    First Data Corporation...................       1,723
 458,200    Microsoft Corporation@...................      41,065
  31,800    Novell Inc.@.............................         801
 132,050    Oracle Systems Corporation@..............       3,483
  24,500    Parametric Technology Corporation@.......         484
  20,000    Peoplesoft, Inc.@........................         293
   2,100    Shared Medical Systems Corporation.......         117
                                                         --------
                                                           51,832
                                                         --------
            CONGLOMERATE -- 1.1%
  58,215    Tyco International Ltd. .................       4,177
  57,900    Unilever NV, ADR.........................       3,847
  20,800    United Technologies Corporation..........       2,817
                                                         --------
                                                           10,841
                                                         --------
            CONSTRUCTION -- 0.3%
   3,300    Armstrong World Industries, Inc. ........         149
   7,100    Case Corporation.........................         180
   5,300    Centex Corporation.......................         177
   6,250    Crane Company............................         151
   7,600    Fluor Corporation........................         205
   3,200    Kaufman & Broad Home Corporation.........          72
  30,800    Masco Corporation........................         870
   4,800    Owens-Corning Fiberglass Corporation.....         153

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            CONSTRUCTION -- (CONTINUED)
   3,600    Pulte Corporation........................    $     75
  15,600    Sherwin-Williams Company.................         439
                                                         --------
                                                            2,471
                                                         --------
            CONTAINERS -- 0.2%
  10,700    Avery-Dennison Corporation...............         614
   2,400    Ball Corporation.........................         113
   4,600    Bemis Company, Inc. .....................         143
  11,300    Crown Cork & Seal Company, Inc. .........         323
  13,900    Owens-Illinois, Inc. ....................         348
   7,800    Sealed Air Corporation...................         384
   5,600    Tupperware Corporation...................         101
                                                         --------
                                                            2,026
                                                         --------
            COSMETICS AND TOILETRIES -- 2.6%
   5,000    Alberto-Culver Company, Class B..........         117
  23,800    Avon Products, Inc. .....................       1,120
  26,800    Colgate-Palmolive Company................       2,466
 101,800    Gillette Company.........................       6,051
   9,700    International Flavors & Fragrances,
             Inc. ...................................         364
  50,400    Kimberly-Clark Corporation...............       2,416
 121,700    Procter & Gamble Company.................      11,919
                                                         --------
                                                           24,453
                                                         --------
            DIVERSIFIED -- 1.0%
   2,300    Aeroquip-Vickers Inc. ...................         132
  51,000    AlliedSignal Inc. .......................       2,509
  21,000    Corning, Inc. ...........................       1,260
   1,700    Eastern Enterprises......................          62
  15,600    Fortune Brands Inc. .....................         604
  15,300    Frontier Corporation.....................         794
  36,600    Minnesota Mining & Manufacturing
             Company.................................       2,588
  15,200    Tenneco Inc. ............................         425
  14,700    Textron Inc. ............................       1,137
                                                         --------
                                                            9,511
                                                         --------
            DRUGS -- 8.6%
   8,100    ALZA Corporation@........................         310
 118,700    American Home Products Corporation.......       7,745
  46,100    Amgen Inc.@..............................       3,452
 180,300    Bristol-Myers Squibb Company.............      11,596
 100,100    Eli Lilly and Company....................       8,496
 216,400    Merck & Company, Inc.++..................      17,352
 118,000    Pfizer Inc. .............................      16,373
  46,000    Pharmacia & Upjohn, Inc. ................       2,869
 132,700    Schering-Plough Corporation..............       7,340
  74,100    Warner-Lambert Company...................       4,904
                                                         --------
                                                           80,437
                                                         --------
            ELECTRIC POWER -- 1.9%
  15,800    AES Corporation@.........................         589
  12,400    Ameren Corporation.......................         449
  17,200    American Electric Power Inc. ............         683
  13,600    Carolina Power & Light Company...........         514
  19,200    Central & South West Corporation.........         450
  14,300    CINergy Corporation......................         393
  21,300    Consolidated Edison, Inc. ...............         965
  17,700    Dominion Resources, Inc. ................         654
  13,000    DTE Energy Company.......................         500
  32,600    Duke Energy Corporation..................       1,780

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            ELECTRIC POWER -- (CONTINUED)
  32,600    Edison International.....................    $    725
  22,300    Entergy Corporation......................         613
  20,900    FirstEnergy Corporation..................         584
  16,300    FPL Group Inc. ..........................         868
  11,600    GPU, Inc. ...............................         433
  10,400    New Century Energies, Inc. ..............         354
  13,700    Northern States Power Corporation........         318
  34,600    P G & E Corporation......................       1,075
  26,900    PacifiCorp...............................         464
  20,300    PECO Energy Company......................         939
  14,900    PP&L Resources Inc. .....................         369
  21,000    Public Service Enterprise Group..........         802
  26,800    Reliant Energy Inc. .....................         698
  63,100    Southern Company.........................       1,471
  25,300    Texas Utilities Company..................       1,055
  19,700    Unicom Corporation.......................         720
                                                         --------
                                                           18,465
                                                         --------
            ELECTRICAL EQUIPMENT -- 3.8%
  40,000    Emerson Electric Company.................       2,118
 296,916    General Electric Company++...............      32,845
   7,800    Raychem Corporation......................         176
   7,400    Scientific-Atlanta Inc. .................         202
   4,900    Thomas & Betts Corporation...............         184
   9,000    W.W. Grainger Inc. ......................         388
                                                         --------
                                                           35,913
                                                         --------
            ELECTRONICS -- 1.1%
  20,000    AMP Inc. ................................       1,074
  33,200    Applied Materials Inc.@..................       2,048
   7,500    Harris Corporation.......................         215
   8,100    KLA-Tencor Corporation@..................         393
  12,700    LSI Logic Corporation@...................         396
  54,100    Motorola, Inc. ..........................       3,963
  14,800    National Semiconductor Corporation@......         138
   4,300    Perkin-Elmer Corporation.................         417
  17,600    Rockwell International Corporation.......         747
  21,600    Solectron Corporation@...................       1,049
   4,400    Tektronix, Inc. .........................         111
                                                         --------
                                                           10,551
                                                         --------
            ENVIRONMENTAL -- 0.1%
  16,500    Browning-Ferris Industries Inc. .........         636
   7,900    Johnson Controls Inc. ...................         493
  29,700    Laidlaw Inc. ............................         173
   3,700    Millipore Corporation....................          89
                                                         --------
                                                            1,391
                                                         --------
            EXPLORATION AND DRILLING -- 0.1%
  15,900    Burlington Resources Inc. ...............         635
   4,400    Helmerich & Payne, Inc. .................         100
   5,500    McDermott International Inc. ............         139
                                                         --------
                                                              874
                                                         --------
            FINANCIAL SERVICES -- 4.7%
  41,600    American Express Company.................       4,888
  23,000    American General Corporation.............       1,622
  62,900    Associates First Capital Corporation.....       2,831
  10,800    Bear Stearns Companies Inc. .............         483
   6,100    Capital One Financial Corporation........         921

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            FINANCIAL SERVICES -- (CONTINUED)
  36,150    Charles Schwab Corporation...............    $  3,475
   9,900    Countrywide Credit Industries, Inc. .....         371
  93,900    Fannie Mae...............................       6,502
  61,500    Freddie Mac..............................       3,513
  44,300    Household International Inc. ............       2,021
  10,800    Lehman Brothers Holdings Inc. ...........         645
  23,200    Marsh & McLennan Companies Inc. .........       1,721
  68,000    MBNA Corporation.........................       1,624
  31,300    Merrill Lynch & Company Inc. ............       2,768
  52,840    Morgan Stanley Dean Witter & Company.....       5,280
  12,900    Providian Financial Corporation..........       1,419
  15,200    SLM Holding Corporation..................         635
  23,900    Synovus Financial Corporation............         488
  11,500    Transamerica Corporation.................         817
  52,252    Washington Mutual, Inc. .................       2,136
                                                         --------
                                                           44,160
                                                         --------
            FOOD PRODUCERS -- 1.6%
  54,250    Archer-Daniels-Midland Company...........         797
  26,200    Bestfoods................................       1,231
  41,100    Campbell Soup Company....................       1,672
  43,400    ConAgra Inc. ............................       1,109
  14,200    General Mills Inc. ......................       1,073
  33,000    H.J. Heinz Company.......................       1,563
  12,900    Hershey Foods Corporation................         722
  36,900    Kellogg Company..........................       1,248
  22,100    Pioneer Hi-Bred Internationl.............         832
  12,500    Quaker Oats Company......................         782
  28,700    Ralston Purina Group.....................         766
  84,400    Sara Lee Corporation.....................       2,089
  10,600    Wm. Wrigley Jr. Company..................         959
                                                         --------
                                                           14,843
                                                         --------
            FOREST AND PAPER PRODUCTS -- 0.6%
   5,000    Boise Cascade Corporation................         161
   8,800    Champion International Corporation.......         361
  20,000    Fort James Corporation...................         634
   8,500    Georgia-Pacific Corporation..............         631
  27,801    International Paper Company..............       1,174
  10,000    Louisiana Pacific Corporation............         186
   9,400    Mead Corporation.........................         289
   2,300    Potlatch Corporation.....................          78
   4,900    Temple-Inland Inc. ......................         307
   6,500    Union Camp Corporation...................         436
   9,200    Westvaco Corporation.....................         193
  18,000    Weyerhaeuser Company.....................       1,000
  10,100    Willamette Industries Inc. ..............         381
                                                         --------
                                                            5,831
                                                         --------
            FURNITURE AND APPLIANCES -- 0.2%
   8,700    Black & Decker Corporation...............         482
   8,700    Maytag Corporation.......................         525
   8,300    Stanley Works............................         213
   7,100    Whirlpool Corporation....................         386
                                                         --------
                                                            1,606
                                                         --------
            HOUSEHOLD PRODUCTS -- 0.3%
  10,600    Clorox Company...........................       1,243
  25,042    Newell Rubbermaid Inc. ..................       1,189
                                                         --------
                                                            2,432
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       77

NATIONS FUNDS
Nations Equity Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            INSURANCE -- 3.2%
  13,000    Aetna Life and Casualty Company..........    $  1,079
  75,800    Allstate Corporation.....................       2,809
 110,335    American International Group, Inc. ......      13,309
  15,100    AON Corporation..........................         955
  15,100    Chubb Corporation........................         884
  19,400    CIGNA Corporation........................       1,626
  15,000    Cincinnati Financial Corporation.........         547
  28,000    Conseco Inc. ............................         865
  21,300    Hartford Financial Services Group,
             Inc. ...................................       1,210
   9,600    Jefferson-Pilot Corporation..............         650
   9,200    Lincoln National Corporation Ltd. .......         910
  10,400    Loews Corporation........................         776
   8,900    MBIA Inc. ...............................         516
  10,300    MGIC Investment Corporation..............         361
   6,800    Progressive Corporation..................         976
  11,500    Provident Companies Inc. ................         397
  12,700    SAFECO Corporation.......................         514
  21,200    St. Paul Companies Inc. .................         659
  12,600    Torchmark Corporation....................         398
  12,500    Unum Corporation.........................         595
                                                         --------
                                                           30,036
                                                         --------
            MACHINERY AND EQUIPMENT -- 0.7%
   2,000    Briggs & Stratton Corporation............          99
  33,000    Caterpillar Inc. ........................       1,517
  10,700    Cooper Industries Inc. ..................         456
   3,200    Cummins Engine Company, Inc. ............         114
  22,500    Deere & Company..........................         869
  20,300    Dover Corporation........................         667
   3,400    Foster Wheeler Corporation...............          41
   4,100    Harnischfeger Industries Inc. ...........          23
  22,600    Illinois Tool Works, Inc. ...............       1,399
  14,900    Ingersoll-Rand Company...................         739
   3,300    Milacron Inc. ...........................          52
     600    NACCO Industries Inc., Class A...........          44
  11,300    Pall Corporation.........................         187
  10,000    Parker Hannifin Corporation..............         343
  14,400    Thermo Electron Corporation++............         195
   5,600    Timken Company...........................          91
                                                         --------
                                                            6,836
                                                         --------
            MANUFACTURING -- 0.1%
  13,300    Danaher Corporation......................         695
                                                         --------
            MEDIA -- 2.0%
  64,800    CBS Corporation@.........................       2,653
  22,400    Clear Channel Communications, Inc.@......       1,502
  33,500    Comcast Corporation, Class A.............       2,108
  55,100    MediaOne Group, Inc. ....................       3,499
  15,300    Omnicom Group............................       1,223
 112,200    Time Warner Inc. ........................       7,973
                                                         --------
                                                           18,958
                                                         --------
            MEDICAL PRODUCTS AND SUPPLIES -- 3.3%
 139,500    Abbott Laboratories......................       6,530
   6,100    Allergan, Inc. ..........................         536
   4,900    Bausch & Lomb Inc. ......................         319
  25,500    Baxter International Inc. ...............       1,683
  22,300    Becton Dickinson & Company...............         854
  10,200    Biomet, Inc. ............................         428

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            MEDICAL PRODUCTS AND SUPPLIES -- (CONTINUED)
  35,000    Boston Scientific Corporation@...........    $  1,420
   5,000    C.R. Bard Inc. ..........................         252
  24,600    Cardinal Health, Inc. ...................       1,624
  27,300    Guidant Corporation......................       1,652
 122,300    Johnson & Johnson........................      11,457
  53,700    Medtronic, Inc. .........................       3,853
   7,900    St. Jude Medical Inc.@...................         193
                                                         --------
                                                           30,801
                                                         --------
            MEDICAL SERVICES -- 0.5%
  58,200    Columbia/HCA Healthcare Corporation......       1,102
  24,900    HBO & Company, Inc. .....................       1,643
   6,300    HCR Manor Care, Inc.@....................         144
  36,600    HEALTHSOUTH Corporation@.................         380
  15,000    Humana Inc.@.............................         259
  27,800    Tenet Healthcare Corporation@............         526
  17,200    United Healthcare Corporation............         905
                                                         --------
                                                            4,959
                                                         --------
            METALS AND MINING -- 0.5%
  20,700    Alcan Aluminium Ltd. ....................         534
  30,400    Alcoa Inc. ..............................       1,253
   3,300    ASARCO Inc. .............................          45
  33,900    Barrick Gold Corporation.................         579
  20,900    Battle Mountain Gold Company.............          57
   8,600    Cyprus Amax Minerals Company.............         104
  16,300    Freeport-McMoran Copper & Gold, Inc. ....         177
  19,300    Homestake Mining Company.................         166
  14,900    Inco Ltd. ...............................         198
  14,200    Newmont Mining Corporation...............         249
  16,800    Niagara Mohawk Holdings Inc. ............         226
   5,200    Phelps Dodge Corporation.................         256
  22,600    Placer Dome Inc. ........................         253
   6,600    Reynolds Metals Company..................         319
                                                         --------
                                                            4,416
                                                         --------
            NETWORKING EQUIPMENT AND PRODUCTS -- 1.8%
  19,900    Ascend Communications, Inc.@.............       1,665
 143,300    Cisco Systems, Inc.@.....................      15,701
                                                         --------
                                                           17,366
                                                         --------
            OFFICE EQUIPMENT -- 0.5%
  12,300    Ikon Office Solutions Inc. ..............         158
   8,200    Moore Corporation Ltd. ..................          81
  24,700    Pitney Bowes, Inc. ......................       1,575
  59,300    Xerox Corporation........................       3,164
                                                         --------
                                                            4,978
                                                         --------
            OIL -- DOMESTIC -- 0.8%
   8,500    Amerada Hess Corporation.................         428
   7,200    Ashland Inc. ............................         295
  29,000    Atlantic Richfield Company...............       2,116
  19,200    Coastal Corporation......................         634
   7,700    Columbia Energy Group....................         402
   7,704    Kerr-McGee Corporation...................         253
  33,100    Occidental Petroleum Corporation.........         596
  23,600    Phillips Petroleum Company...............       1,115
   8,700    Sunoco, Inc. ............................         314

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            OIL -- DOMESTIC -- (CONTINUED)
  21,900    Unocal Corporation.......................    $    806
  26,300    USX-Marathon Group Inc. .................         723
                                                         --------
                                                            7,682
                                                         --------
            OIL -- INTERNATIONAL -- 4.3%
  10,900    Anadarko Petroleum Corporation...........         411
   9,000    Apache Corporation.......................         235
  59,200    Chevron Corporation......................       5,236
 221,928    Exxon Corporation++......................      15,659
  70,600    Mobil Corporation........................       6,213
 194,000    Royal Dutch Petroleum Company++..........      10,087
  49,000    Texaco Inc. .............................       2,781
  22,700    Union Pacific Resources Group Inc. ......         270
                                                         --------
                                                           40,892
                                                         --------
            OIL AND GAS -- 0.2%
  29,700    Enron Corporation........................       1,908
                                                         --------
            OIL FIELD SERVICES & EQUIPMENT -- 0.6%
  28,640    Baker Hughes Inc. .......................         696
  39,600    Halliburton Company......................       1,525
   8,100    Rowan Companies Inc.@....................         103
  49,700    Schlumberger Ltd. .......................       2,991
  21,700    Sempra Energy............................         416
                                                         --------
                                                            5,731
                                                         --------
            PHOTO AND OPTICAL -- 0.2%
  29,100    Eastman Kodak Company....................       1,859
   3,700    Polaroid Corporation.....................          74
                                                         --------
                                                            1,933
                                                         --------
            PRINTING AND PUBLISHING -- 0.7%
   6,700    American Greetings Corporation, Class
             A.......................................         170
   7,500    Deluxe Corporation.......................         218
   8,600    Dow Jones & Company Inc. ................         406
  15,400    Dun & Bradstreet Corporation.............         549
  25,800    Gannett Company, Inc. ...................       1,625
   6,600    Harcourt General Inc. ...................         292
   3,000    Jostens Inc. ............................          64
   7,400    Knight-Ridder Inc. ......................         370
  18,200    McGraw-Hill Companies, Inc. .............         992
   4,600    Meredith Corporation.....................         145
  17,100    New York Times Company, Class A..........         487
  12,800    R.R. Donnelley & Sons Company............         412
   8,300    Times Mirror Company, Class A............         449
  11,000    Tribune Company..........................         720
                                                         --------
                                                            6,899
                                                         --------
            PROFESSIONAL SERVICES -- 0.3%
  23,000    Franklin Resources, Inc. ................         647
   9,500    H & R Block, Inc. .......................         450
  12,300    Interpublic Group Companies, Inc. .......         958
  23,300    Service Corporation International........         332
                                                         --------
                                                            2,387
                                                         --------
            RECREATION -- 1.4%
   9,100    Brunswick Corporation....................         173
  54,700    Carnival Corporation.....................       2,656

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            RECREATION -- (CONTINUED)
   2,900    Fleetwood Enterprises Inc. ..............    $     83
   9,300    Harrah's Entertainment Inc.@.............         177
  18,000    Hasbro, Inc. ............................         521
   7,000    King World Productions Inc.@.............         214
  26,600    Mattel, Inc. ............................         662
  16,100    Mirage Resorts, Inc.@....................         342
  32,200    Viacom Inc., Class B.....................       2,703
 184,900    Walt Disney Company......................       5,756
                                                         --------
                                                           13,287
                                                         --------
            RESTAURANTS AND LODGING -- 1.0%
  77,100    Cendant Corporation@.....................       1,214
  12,800    Darden Restaurants Inc. .................         264
  22,500    Hilton Hotels Corporation................         316
  23,000    Marriott International Inc., Class A.....         773
 124,300    McDonald's Corporation...................       5,633
  13,800    Tricon Global Restaurants Inc. ..........         969
  11,800    Wendy's International Inc. ..............         336
                                                         --------
                                                            9,505
                                                         --------
            RETAIL -- FOOD -- 0.8%
  22,300    Albertson's Inc. ........................       1,211
  24,700    American Stores Company..................         815
   3,200    Great Atlantic & Pacific Tea Company,
             Inc. ...................................          96
  23,200    Kroger Company@..........................       1,389
  44,900    Safeway, Inc.@...........................       2,303
  10,600    Supervalu Inc. ..........................         219
  30,500    SYSCO Corporation........................         803
  13,400    Winn-Dixie Stores Inc. ..................         501
                                                         --------
                                                            7,337
                                                         --------
            RETAIL -- GENERAL -- 3.2%
   9,800    Consolidated Stores Corporation@.........         297
  19,600    Costco Companies Inc.@...................       1,795
  39,600    Dayton Hudson Corporation................       2,639
   9,700    Dillards, Inc., Class A..................         246
  16,175    Dollar General Corporation...............         550
  19,100    Federated Department Stores, Inc. .......         766
  22,800    J.C. Penny Company, Inc. ................         923
  44,100    K Mart Corporation@......................         741
  31,350    May Department Stores Company............       1,227
  35,300    Sears, Roebuck and Company...............       1,595
  25,000    Toys R US Inc.@..........................         470
 201,700    Wal-Mart Stores, Inc. ...................      18,595
                                                         --------
                                                           29,844
                                                         --------
            RETAIL -- SPECIALTY -- 2.7%
   9,000    Circuit City Stores - Circuit City
             Group...................................         690
  34,800    CVS Corporation..........................       1,653
  13,800    Fred Meyer, Inc.@........................         812
  53,150    Gap Inc. ................................       3,578
 133,300    Home Depot Inc. .........................       8,297
  14,400    Kohls Corporation@.......................       1,021
  20,600    Limited Inc. ............................         816
   3,200    Longs Drug Stores Corporation............          97
  31,600    Lowe's Companies Inc. ...................       1,912
  13,700    Nordstrom Inc. ..........................         560
   5,600    PEP Boys - Manny, Moe & Jack.............          85
  23,300    Rite Aid Corporation.....................         583
  39,200    Staples Inc.@............................       1,289
   9,200    Tandy Corporation........................         587

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            RETAIL -- SPECIALTY -- (CONTINUED)
  28,900    TJX Companies Inc. ......................    $    983
  89,900    Walgreen Company.........................       2,540
                                                         --------
                                                           25,503
                                                         --------
            SEMICONDUCTORS -- 2.4%
  12,900    Advanced Micro Devices@..................         200
 151,345    Intel Corporation++......................      17,990
  22,500    Micron Technology Inc.@..................       1,086
  35,300    Texas Instruments Inc. ..................       3,504
                                                         --------
                                                           22,780
                                                         --------
            STEEL -- 0.1%
  17,800    Allegheny Teledyne Inc. .................         337
  11,600    Bethlehem Steel Corporation..............          96
   8,200    Nucor Corporation........................         361
   8,100    USX - U.S. Steel Group Inc. .............         190
   8,900    Worthington Industries...................         105
                                                         --------
                                                            1,089
                                                         --------
            TELECOMMUNICATIONS -- 3.5%
  93,200    America Online Inc. .....................      13,606
   8,200    Andrew Corporation@......................         101
  13,700    General Instruments Corporation..........         415
 119,700    Lucent Technologies, Inc. ...............      12,898
  24,900    Nextel Communications Inc. ..............         912
  59,260    Northern Telecommunications Ltd. ........       3,682
  16,600    Tellabs, Inc.@...........................       1,623
                                                         --------
                                                           33,237
                                                         --------
            TOBACCO -- 0.9%
 220,700    Philip Morris Companies Inc. ............       7,765
  28,300    RJR Nabisco Holdings Corporation.........         708
  16,600    UST Inc. ................................         434
                                                         --------
                                                            8,907
                                                         --------
            TRANSPORTATION -- 0.9%
  16,400    AMR Corporation@.........................         960
  42,700    Burlington Northern Santa Fe Inc. .......       1,405
  19,800    CSX Corporation..........................         771
  13,800    Delta Air Lines, Inc. ...................         959
  13,300    FDX Corporation@.........................       1,234
  34,400    Norfolk Southern Corporation.............         907
  30,300    Southwest Airlines Company...............         917
  22,400    Union Pacific Corporation................       1,197
   9,200    US Airways Group Inc. ...................         449
                                                         --------
                                                            8,799
                                                         --------
            TRUCKING AND SHIPPING -- 0.0%+
   7,000    Ryder System Inc. .......................         193
                                                         --------
            UTILITIES -- NATURAL GAS -- 0.3%
  13,300    Baltimore Gas and Electric...............         337
   8,800    Consolidated Natural Gas Company.........         428
   4,100    NICOR Inc. ..............................         147
   2,500    Oneok Inc. ..............................          62
   2,800    Peoples Energy Corporation...............          90

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            UTILITIES -- NATURAL GAS -- (CONTINUED)
  10,000    Sonat Inc. ..............................    $    300
  38,500    Williams Companies, Inc. ................       1,522
                                                         --------
                                                            2,886
                                                         --------
            UTILITIES -- TELEPHONE -- 8.3%
  51,500    AirTouch Communications, Inc. ...........       4,976
  24,800    ALLTEL Corporation.......................       1,547
  99,500    Ameritech Corporation....................       5,759
 190,000    AT&T Corporation.........................      15,164
 140,500    Bell Atlantic Corporation................       7,262
 179,000    BellSouth Corporation....................       7,171
  87,200    GTE Corporation..........................       5,276
 166,400    MCI Worldcom, Inc.@......................      14,737
 177,800    SBC Communications Inc. .................       8,379
  40,600    Sprint Corporation (FON Group)...........       3,984
  41,500    Sprint Corporation (PCS Group)...........       1,839
  45,500    U.S. West Inc. ..........................       2,505
                                                         --------
                                                           78,599
                                                         --------
            WASTE MANAGEMENT -- 0.2%
  51,200    Waste Management Inc. ...................       2,272
                                                         --------
            TOTAL COMMON STOCKS (Cost $524,919)......     952,801
                                                         --------

PRINCIPAL
 AMOUNT
  (000)
--------
            U.S. TREASURY OBLIGATIONS -- 0.2%
            U.S. TREASURY BILLS -- 0.2%
$  1,400    3.990%** 06/03/99++......................       1,390
     750    4.110%** 06/24/99++......................         742
                                                         --------
            TOTAL U.S. TREASURY OBLIGATIONS (Cost
             $2,132).................................       2,132
                                                         --------
 SHARES
  (000)
--------
            INVESTMENT COMPANIES -- 4.6%
            (Cost $43,571)
  43,571    Nations Cash Reserves#...................      43,571
                                                         --------

            TOTAL INVESTMENTS
            (Cost $570,622*)..................  105.4%    998,504
                                                         --------
            OTHER ASSETS AND
             LIABILITIES (NET)................   (5.4)%
            Receivable for Fund shares sold..........    $    538
            Dividends receivable.....................         996
            Interest receivable......................          72
            Prepaid expenses.........................          11
            Collateral on securities loaned..........     (27,228)
            Variation margin.........................        (297)
            Payable for Fund shares redeemed.........     (25,066)
            Investment advisory fee payable..........         (64)
            Administration fee payable...............        (152)
            Shareholder servicing and distribution
             fees payable............................          (3)
            Accrued Trustees'/Directors' fees and ex-
             penses..................................         (34)
            Accrued expenses and other liabilities...        (137)
                                                         --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).......................     (51,364)
                                                         --------
            NET ASSETS........................  100.0%   $947,140
                                                         ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
                                                          (000)
-----------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income......    $     44
            Accumulated net realized gain on invest-
             ments sold and futures contracts........       1,774
            Net unrealized appreciation of
             investments and futures contracts.......     427,610
            Paid-in capital..........................     517,712
                                                         --------
            NET ASSETS...............................    $947,140
                                                         ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($933,312,659/37,243,990
             shares outstanding).....................      $25.06
                                                         ========
            INVESTOR A SHARES:
            Net asset value, offering and redemption
             price per share ($13,827,354/554,428
             shares
             outstanding)............................      $24.94
                                                         ========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $435,745 and gross depreciation of $12,635 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $575,394.

** Rate represents annualized yield at date of purchase.

 @ Non-income producing security.

++ Security segregated as collateral for futures contracts.

+ Amount represents less than 0.1%.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $27,228.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Growth & Income Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- 92.9%
            ADVERTISING AND MARKETING SERVICES -- 0.5%
  23,511    Young & Rubicam Inc. ....................    $    958
                                                         --------
            AUTOMOBILE PARTS MANUFACTURERS -- 0.5%
  51,282    Delphi Automotive Systems Corporation....         910
                                                         --------
            AUTOMOBILES AND TRUCKS -- 6.0%
  24,439    Daimler Chrysler AG......................       2,097
  62,921    Ford Motor Company.......................       3,571
  72,249    General Motors Corporation...............       6,277
                                                         --------
                                                           11,945
                                                         --------
            BANKING -- 8.7%
  90,880    Chase Manhattan Corporation..............       7,389
 115,256    Citigroup Inc. ..........................       7,361
  21,118    Northern Trust Corporation...............       1,876
  11,325    U.S. Bancorp.............................         386
                                                         --------
                                                           17,012
                                                         --------
            BEVERAGES -- 7.3%
 101,450    Anheuser-Busch Companies, Inc. ..........       7,728
  55,000    Beringer Wine Estates Holdings, Inc. ....       2,001
  78,908    Coca-Cola Enterprises Inc. ..............       2,387
 112,392    Pepsi Bottling Group, Inc. ..............       2,438
                                                         --------
                                                           14,554
                                                         --------
            CHEMICALS -- DIVERSIFIED -- 2.5%
 109,397    Monsanto Company.........................       5,025
                                                         --------
            COMPUTER RELATED -- 5.1%
  65,029    EMC Corporation++........................       8,308
  51,628    IMS Health Inc. .........................       1,710
                                                         --------
                                                           10,018
                                                         --------
            COMPUTER SOFTWARE -- 3.5%
  76,604    Microsoft Corporation++..................       6,866
                                                         --------
            CONSTRUCTION -- 0.5%
  67,191    M.D.C. Holdings, Inc. ...................         966
                                                         --------
            COSMETICS AND TOILETRIES -- 3.0%
  98,939    Gillette Company.........................       5,881
                                                         --------
            DRUGS -- 3.5%
  36,936    Pfizer Inc. .............................       5,125
  34,228    Schering-Plough Corporation..............       1,893
                                                         --------
                                                            7,018
                                                         --------
            ELECTRICAL EQUIPMENT -- 2.2%
  39,991    General Electric Company.................       4,424
                                                         --------

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
            FINANCIAL SERVICES -- 7.8%
 126,982    Associates First Capital Corporation.....    $  5,713
  72,053    Fannie Mae...............................       4,990
  81,222    Freddie Mac..............................       4,640
                                                         --------
                                                           15,343
                                                         --------
            MEDIA -- 7.4%
  24,979    Comcast Corporation, Class A.............       1,572
  89,466    MediaOne Group, Inc. ....................       5,681
 105,393    Time Warner Inc. ........................       7,490
                                                         --------
                                                           14,743
                                                         --------
            NETWORKING EQUIPMENT AND PRODUCTS -- 1.9%
  35,144    Cisco Systems, Inc.++....................       3,850
                                                         --------
            OFFICE EQUIPMENT -- 1.2%
  45,056    Xerox Corporation........................       2,405
                                                         --------
            OIL -- INTERNATIONAL -- 1.9%
  70,915    Royal Dutch Petroleum Company............       3,688
                                                         --------
            PRINTING AND PUBLISHING -- 1.0%
  41,441    Houghton Mifflin Company.................       1,943
                                                         --------
            RENTAL AUTO AND EQUIPMENT -- 1.9%
  72,149    Hertz Corporation, Class A...............       3,860
                                                         --------
            RESTAURANTS AND LODGING -- 5.3%
  88,818    Four Seasons Hotels Inc. ................       3,708
  92,888    McDonald's Corporation...................       4,209
  92,030    Starbucks Corporation++..................       2,583
                                                         --------
                                                           10,500
                                                         --------
            RETAIL -- GENERAL -- 0.8%
  25,096    Dayton Hudson Corporation................       1,672
                                                         --------
            RETAIL -- SPECIALTY -- 1.9%
  21,064    CVS Corporation..........................       1,001
  42,583    Home Depot Inc. .........................       2,650
   2,565    Tiffany & Company........................         192
                                                         --------
                                                            3,843
                                                         --------
            TECHNOLOGY -- 0.8%
  13,833    Uniphase Corporation++...................       1,593
                                                         --------
            TELECOMMUNICATIONS -- 6.7%
  37,007    Lucent Technologies, Inc. ...............       3,988
  28,965    QUALCOMM Inc. ...........................       3,603
  79,737    Qwest Communications International
             Inc.++..................................       5,748
                                                         --------
                                                           13,339
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Growth & Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 8.4%
  86,007    Delta Air Lines, Inc. ...................    $  5,976
 170,282    Southwest Airlines Company...............       5,151
  69,104    UAL Corporation.++.......................       5,373
                                                         --------
                                                           16,500
                                                         --------
            UTILITIES -- TELEPHONE -- 2.6%
  32,287    AT&T Corporation.........................       2,577
  56,210    Sprint Corporation (PCS Group)...........       2,491
                                                         --------
                                                            5,068
                                                         --------
            TOTAL COMMON STOCKS
             (Cost $158,637).........................     183,924
                                                         --------

PRINCIPAL
 AMOUNT
  (000)
--------
            CONVERTIBLE BONDS AND NOTES -- 1.0%
             (Cost $1,237)
 $ 1,237    Exodus Communications Inc.
             5.000% 03/15/06**.......................       1,981
                                                         --------
            CORPORATE BONDS AND NOTES -- 0.5%
            CONSTRUCTION -- 0.2%
     550    M.D.C. Holdings, Inc.
             8.375% 02/01/08.........................         543
                                                         --------
            ENTERTAINMENT -- 0.3%
     500    Premier Parks
             12.000% 08/15/03........................         539
                                                         --------
            TOTAL CORPORATE BONDS AND NOTES (Cost
             $1,078).................................       1,082
                                                         --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 12.9%
             (Cost $25,500)
            FEDERAL HOME LOAN BANK (FHLB) -- 12.9%
  25,500    Discount note 04/01/99...................      25,497
                                                         --------

 SHARES                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            INVESTMENT COMPANIES -- 0.0%+
             (Cost $18)
      18    Nations Cash Reserves#.....................    $     18
                                                            --------
            TOTAL INVESTMENTS
             (Cost $186,467*)...................  107.3%    212,502
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................  (7.3)%
            Receivable for Fund shares sold............    $  3,455
            Dividends receivable.......................          51
            Interest receivable........................          20
            Other assets...............................          34
            Payable for Fund shares redeemed...........        (623)
            Investment advisory fee payable............        (143)
            Administration fee payable.................         (28)
            Shareholder servicing and distribution fees
             payable...................................        (309)
            Payable for investment securities
             purchased.................................     (16,824)
            Accrued Trustees'/Directors' fees and ex-
             penses....................................          (8)
            Accrued expenses and other liabilities.....         (16)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................     (14,391)
                                                           --------
            NET ASSETS..........................  100.0%   $198,111
                                                           ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on invest-
             ments sold and written options............    $   (343)
            Net unrealized appreciation of
             investments...............................      26,035
            Paid-in capital............................     172,419
                                                           --------
            NET ASSETS.................................    $198,111
                                                           ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Growth & Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($52,229,362/3,502,961
             shares outstanding).......................      $14.91
                                                           ========

            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($43,392,293/2,902,818 shares out-
             standing).................................      $14.95
                                                           ========

            Maximum sales charge.......................       5.75%
            Maximum offering price per share...........      $15.86
            INVESTOR B SHARES:
            Net asset value and offering price per
             share@ ($99,256,493/6,685,351 shares
             outstanding)..............................      $14.85
                                                           ========

            INVESTOR C SHARES:
            Net asset value and offering price per
             share@ ($3,232,937/217,486 shares
             outstanding)..............................      $14.86
                                                           ========


---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $27,614 and gross depreciation of $2,626 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $187,514.

 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 @ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Equity Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                           VALUE
 SHARES                                                    (000)
------------------------------------------------------------------
            COMMON STOCKS -- 97.8%
            BANKING -- 3.3%
   66,000   Citigroup Inc. ...........................    $  4,216
   20,000   Northern Trust Corporation................       1,776
   83,000   Wells Fargo Company.......................       2,910
                                                          --------
                                                             8,902
                                                          --------
            BEVERAGES -- 1.4%
   60,000   Coca-Cola Company.........................       3,683
                                                          --------
            CHEMICALS -- BASIC -- 1.5%
   69,000   Air Products & Chemicals Inc. ............       2,363
   27,000   E.I. duPont de Nemours and Company........       1,568
                                                          --------
                                                             3,931
                                                          --------
            COMPUTER RELATED -- 6.9%
  116,000   Dell Computer Corporation++...............       4,742
   32,000   EMC Corporation++.........................       4,088
   32,000   International Business Machines
             Corporation..............................       5,672
   32,000   Sun Microsystems, Inc.++..................       3,998
                                                          --------
                                                            18,500
                                                          --------
            COMPUTER SOFTWARE -- 4.1%
  122,000   Microsoft Corporation++...................      10,934
                                                          --------
            CONGLOMERATE -- 1.8%
   41,000   Tyco International Ltd. ..................       2,942
   30,000   Unilever NV, ADR..........................       1,993
                                                          --------
                                                             4,935
                                                          --------
            CONSTRUCTION -- 0.9%
   89,000   Masco Corporation.........................       2,514
                                                          --------
            CONTAINERS -- 0.9%
   43,000   Avery-Dennison Corporation................       2,473
                                                          --------
            COSMETICS AND TOILETRIES -- 2.5%
   60,000   Gillette Company..........................       3,566
   32,000   Procter & Gamble Company..................       3,134
                                                          --------
                                                             6,700
                                                          --------
            DIVERSIFIED -- 0.9%
   51,000   AlliedSignal Inc. ........................       2,509
                                                          --------
            DRUGS -- 10.2%
   40,000   Bristol-Myers Squibb Company..............       2,573
   49,000   Eli Lilly and Company.....................       4,159
   82,000   Merck & Company, Inc. ....................       6,574
   47,000   Pfizer Inc. ..............................       6,521
   68,000   Schering-Plough Corporation...............       3,761
   49,000   Warner-Lambert Company....................       3,243
                                                          --------
                                                            26,831
                                                          --------

------------------------------------------------------------------
                                                           VALUE
 SHARES                                                    (000)
            ELECTRIC POWER -- 0.9%
   68,000   AES Corporation++.........................    $  2,533
                                                          --------
            ELECTRICAL EQUIPMENT -- 3.3%
   79,000   General Electric Company..................       8,739
                                                          --------
            FINANCIAL SERVICES -- 8.0%
   23,000   Capital One Financial Corporation.........       3,473
   31,000   Charles Schwab Corporation................       2,980
   55,000   Fannie Mae................................       3,809
   34,000   Merrill Lynch & Company Inc. .............       3,007
   37,000   Morgan Stanley Dean Witter & Company......       3,698
   38,836   Providian Financial Corporation...........       4,271
                                                          --------
                                                            21,238
                                                          --------
            INSURANCE -- 2.9%
   43,500   American International Group, Inc. .......       5,248
   46,000   Hartford Financial Services Group,
             Inc. ....................................       2,613
                                                          --------
                                                             7,861
                                                          --------
            MACHINERY AND EQUIPMENT -- 1.8%
   32,000   Illinois Tool Works, Inc. ................       1,980
   56,000   Ingersoll-Rand Company....................       2,779
                                                          --------
                                                             4,759
                                                          --------
            MEDIA -- 1.3%
   48,000   Time Warner Inc. .........................       3,411
                                                          --------
            MEDICAL PRODUCTS AND SUPPLIES -- 5.5%
   86,000   Abbott Laboratories.......................       4,026
   76,000   Guidant Corporation.......................       4,598
   33,000   Johnson & Johnson.........................       3,092
   40,000   Medtronic, Inc. ..........................       2,870
                                                          --------
                                                            14,586
                                                          --------
            NETWORKING EQUIPMENT AND PRODUCTS -- 3.3%
   34,000   Ascend Communications, Inc.++.............       2,845
   55,000   Cisco Systems, Inc.++.....................       6,026
                                                          --------
                                                             8,871
                                                          --------
            OIL -- DOMESTIC -- 0.9%
   70,000   Coastal Corporation.......................       2,310
                                                          --------
            OIL -- INTERNATIONAL -- 2.6%
   28,000   BP Amoco plc, ADR.........................       2,826
   59,000   Exxon Corporation.........................       4,163
                                                          --------
                                                             6,989
                                                          --------
            PRINTING AND PUBLISHING -- 1.1%
   54,000   McGraw-Hill Companies, Inc. ..............       2,943
                                                          --------
            PROFESSIONAL SERVICES -- 0.9%
   31,000   Interpublic Group Companies, Inc. ........       2,414
                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Equity Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                           VALUE
 SHARES                                                    (000)
------------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            RECREATION -- 1.5%
   50,000   Carnival Corporation......................    $  2,429
   51,000   Walt Disney Company.......................       1,587
                                                          --------
                                                             4,016
                                                          --------
            RESTAURANTS AND LODGING -- 0.6%
   50,000   Marriott International Inc., Class A......       1,681
                                                          --------
            RETAIL -- FOOD -- 1.6%
   82,000   Safeway, Inc.++...........................       4,208
                                                          --------
            RETAIL -- GENERAL -- 3.1%
   91,000   Wal-Mart Stores, Inc. ....................       8,389
                                                          --------
            RETAIL -- SPECIALTY -- 5.4%
   61,000   Gap Inc. .................................       4,105
   65,000   Home Depot Inc. ..........................       4,046
   41,000   Lowe's Companies Inc. ....................       2,481
   45,000   Office Depot, Inc.++......................       1,657
   65,000   Staples Inc.++............................       2,137
                                                          --------
                                                            14,426
                                                          --------
            SEMICONDUCTORS -- 3.1%
   54,000   Intel Corporation.........................       6,420
   37,000   Linear Technology Corporation.............       1,896
                                                          --------
                                                             8,316
                                                          --------
            TELECOMMUNICATIONS -- 3.5%
   23,000   America Online Inc. ......................       3,358
   55,000   Lucent Technologies, Inc. ................       5,926
                                                          --------
                                                             9,284
                                                          --------
            TOBACCO -- 1.3%
   98,000   Philip Morris Companies Inc. .............       3,448
                                                          --------
            TRANSPORTATION -- 1.0%
   28,000   FDX Corporation++.........................       2,599
                                                          --------
            UTILITIES -- NATURAL GAS -- 0.8%
   51,000   Williams Companies, Inc. .................       2,015
                                                          --------
            UTILITIES -- TELEPHONE -- 9.0%
   40,000   AirTouch Communications, Inc. ............       3,865
   64,000   AT&T Corporation..........................       5,108
   86,000   BellSouth Corporation.....................       3,445
   71,000   MCI Worldcom, Inc.++......................       6,289
   40,000   SBC Communications Inc. ..................    $  1,885
   35,000   Sprint Corporation (FON Group)............       3,434
                                                          --------
                                                            24,026
                                                          --------
            TOTAL COMMON STOCKS
             (Cost $188,803)..........................     260,974
                                                          --------

 SHARES                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            INVESTMENT COMPANIES -- 1.6%
             (Cost $4,377)
    4,377   Nations Cash Reserves#...............           $  4,377
                                                            --------
            TOTAL INVESTMENTS
            (Cost $193,180*).....................  99.4%     265,351
                                                            --------
            OTHER ASSETS AND LIABILITIES (NET)...   0.6%
            Cash........................................    $      1
            Receivable for Fund shares sold.............       1,552
            Dividends receivable........................         199
            Interest receivable.........................          39
            Prepaid expenses............................           2
            Payable for Fund shares redeemed............          (7)
            Investment advisory fee payable.............        (162)
            Administration fee payable..................         (39)
            Accrued Trustees'/Directors' fees and
             expenses...................................          (8)
            Accrued expenses and other liabilities......        (105)
                                                            --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....       1,472
                                                            --------
            NET ASSETS...........................  100.0%   $266,823
                                                            ========
            NET ASSETS CONSIST OF:
            Accumulated net realized gain on investments
             sold.......................................    $  4,269
            Net unrealized appreciation of
             investments................................      72,171
            Paid-in capital.............................     190,383
                                                            --------
            NET ASSETS..................................    $266,823
                                                            ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($266,823,318/19,255,163
             shares outstanding)........................
                                                              $13.86
                                                            ========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $74,484 and gross depreciation of $2,313 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $193,180.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Capital Growth Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                           VALUE
SHARES                                                     (000)
------------------------------------------------------------------
          COMMON STOCKS -- 98.0%
          AUTOMOBILE PARTS MANUFACTURERS -- 0.8%
167,040   Federal-Mogul Corporation...................    $  7,183
                                                          --------
          BANKING -- 4.0%
267,525   Banc One Corporation........................      14,730
155,050   Chase Manhattan Corporation.................      12,608
102,080   Mellon Bank Corporation.....................       7,184
                                                          --------
                                                            34,522
                                                          --------
          BEVERAGES -- 1.4%
313,310   PepsiCo, Inc. ..............................      12,278
                                                          --------
          COMPUTER RELATED -- 10.0%
348,990   Compaq Computer Corporation.................      11,059
228,600   Dell Computer Corporation++.................       9,344
150,875   EMC Corporation++...........................      19,274
133,150   Hewlett-Packard Company.....................       9,029
 93,300   International Business Machines
           Corporation................................      16,537
169,255   Sun Microsystems, Inc.++....................      21,146
                                                          --------
                                                            86,389
                                                          --------
          COMPUTER SERVICES -- 0.8%
204,255   Equifax Inc. ...............................       7,021
                                                          --------
          COMPUTER SOFTWARE -- 7.9%
250,210   BMC Software, Inc.++........................       9,273
150,170   Computer Associates International Inc. .....       5,340
565,610   Compuware Corporation++.....................      13,504
335,230   Microsoft Corporation++.....................      30,046
323,945   Sterling Commerce, Inc.++...................       9,961
                                                          --------
                                                            68,124
                                                          --------
          CONGLOMERATE -- 3.8%
243,790   Tyco International Ltd. ....................      17,492
109,600   United Technologies Corporation.............      14,844
                                                          --------
                                                            32,336
                                                          --------
          DRUGS -- 9.5%
165,800   American Home Products Corporation..........      10,818
241,710   Bristol-Myers Squibb Company................      15,545
198,850   Merck & Company, Inc. ......................      15,945
102,175   Pfizer Inc. ................................      14,177
273,180   Schering-Plough Corporation.................      15,110
149,470   Warner-Lambert Company......................       9,893
                                                          --------
                                                            81,488
                                                          --------
          ELECTRICAL EQUIPMENT -- 4.3%
120,485   Emerson Electric Company....................       6,378
273,380   General Electric Company....................      30,243
                                                          --------
                                                            36,621
                                                          --------
          FINANCIAL SERVICES -- 5.6%
177,380   Fannie Mae..................................      12,284
237,290   Household International Inc. ...............      10,826
449,930   MBNA Corporation............................      10,742

------------------------------------------------------------------
                                                           VALUE
SHARES                                                     (000)
          FINANCIAL SERVICES -- (CONTINUED)
 92,560   Morgan Stanley Dean Witter & Company........    $  9,250
135,192   Washington Mutual, Inc. ....................       5,526
                                                          --------
                                                            48,628
                                                          --------
          FOOD PRODUCERS -- 1.0%
147,665   Campbell Soup Company.......................       6,008
 53,460   Hershey Foods Corporation...................       2,994
                                                          --------
                                                             9,002
                                                          --------
          HOUSEHOLD PRODUCTS -- 0.7%
 52,340   Clorox Company..............................       6,134
                                                          --------
          INSURANCE -- 3.5%
119,722   American International Group, Inc. .........      14,441
324,290   Unum Corporation............................      15,425
                                                          --------
                                                            29,866
                                                          --------
          MEDIA -- 4.3%
415,285   CBS Corporation++...........................      17,000
232,290   Fox Entertainment Group Inc. ...............       6,301
190,730   Time Warner Inc. ...........................      13,554
                                                          --------
                                                            36,855
                                                          --------
          MEDICAL PRODUCTS AND SUPPLIES -- 5.4%
142,925   Abbott Laboratories.........................       6,691
156,525   Baxter International Inc. ..................      10,331
243,650   Guidant Corporation.........................      14,740
201,000   Medtronic, Inc. ............................      14,422
                                                          --------
                                                            46,184
                                                          --------
          MEDICAL SERVICES -- 0.7%
310,195   Tenet Healthcare Corporation++..............       5,874
                                                          --------
          NETWORKING EQUIPMENT AND PRODUCTS -- 5.3%
208,865   Ascend Communications, Inc.++...............      17,479
255,790   Cisco Systems, Inc.++.......................      28,025
                                                          --------
                                                            45,504
                                                          --------
          OFFICE EQUIPMENT -- 0.9%
150,220   Xerox Corporation...........................       8,018
                                                          --------
          OIL -- INTERNATIONAL -- 0.6%
 60,280   Mobil Corporation...........................       5,305
                                                          --------
          OIL FIELD SERVICES & EQUIPMENT -- 1.6%
213,120   Halliburton Company.........................       8,205
 96,630   Schlumberger Ltd. ..........................       5,816
                                                          --------
                                                            14,021
                                                          --------
          PRINTING AND PUBLISHING -- 0.9%
121,645   Gannett Company, Inc. ......................       7,664
                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Capital Growth Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                           VALUE
SHARES                                                     (000)
------------------------------------------------------------------
          COMMON STOCKS -- (CONTINUED)
          RECREATION -- 1.2%
208,640   Carnival Corporation........................    $ 10,132
                                                          --------
          RETAIL -- FOOD -- 1.5%
187,810   Safeway, Inc.++.............................       9,637
121,635   SYSCO Corporation...........................       3,201
                                                          --------
                                                            12,838
                                                          --------
          RETAIL -- GENERAL -- 3.1%
250,270   Dayton Hudson Corporation...................      16,674
253,100   Federated Department Stores, Inc. ..........      10,156
                                                          --------
                                                            26,830
                                                          --------
          RETAIL -- SPECIALTY -- 9.1%
265,510   Best Buy Company, Inc.++....................      13,807
222,040   CVS Corporation.............................      10,547
134,650   Home Depot Inc. ............................       8,382
246,240   Lowe's Companies Inc. ......................      14,898
360,060   Office Depot, Inc.++........................      13,255
511,510   TJX Companies Inc. .........................      17,390
                                                          --------
                                                            78,279
                                                          --------
          SEMICONDUCTORS -- 2.5%
179,985   Intel Corporation...........................      21,396
                                                          --------
          TELECOMMUNICATIONS -- 4.6%
 58,740   Lucent Technologies, Inc. ..................       6,329
 74,500   Nokia Corporation, Class A, ADR.............      11,603
151,395   Northern Telecommunications Ltd. ...........       9,405
125,350   Tellabs, Inc.++.............................      12,254
                                                          --------
                                                            39,591
                                                          --------
          UTILITIES -- TELEPHONE -- 3.0%
 92,825   AirTouch Communications, Inc. ..............       8,969
186,400   MCI Worldcom, Inc.++........................      16,508
                                                          --------
                                                            25,477
                                                          --------
          TOTAL COMMON STOCKS
          (Cost $478,955).............................     843,560
                                                          --------


SHARES
 (000)
 ------
          INVESTMENT COMPANIES -- 7.0%
          (Cost $60,618)
 60,618   Nations Cash Reserves#........................      60,618
                                                            --------
          TOTAL INVESTMENTS
           (Cost $539,573*)......................  105.0%    904,178
                                                            --------

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------
          OTHER ASSETS AND LIABILITIES (NET).....  (5.0)%
          Receivable for Fund shares sold...............    $  1,761
          Dividends receivable..........................         612
          Interest receivable...........................          39
          Prepaid expenses..............................          10
          Collateral on securities loaned...............     (42,390)
          Payable for Fund shares redeemed..............      (2,267)
          Investment advisory fee payable...............        (543)
          Administration fee payable....................        (136)
          Shareholder servicing and distribution fees
           payable......................................        (167)
          Distributions payable.........................        (119)
          Accrued Trustees'/Directors' fees and
           expenses.....................................         (44)
          Accrued expenses and other liabilities........        (127)
                                                            --------
          TOTAL OTHER ASSETS AND
           LIABILITIES (NET)............................     (43,371)
                                                            --------
          NET ASSETS.............................  100.0%   $860,807
                                                            ========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on investments
           sold.........................................    $  7,731
          Net unrealized appreciation of investments....     364,605
          Paid-in capital...............................     488,471
                                                            --------
          NET ASSETS.............................           $860,807
                                                            ========
          PRIMARY A SHARES:
          Net asset value, offering and redemption price
           per share ($737,619,362/61,211,973 shares
           outstanding).................................      $12.05
                                                            ========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
           ($52,987,290/4,427,985 shares outstanding)...      $11.97
                                                            ========
          Maximum sales charge..........................       5.75%
          Maximum offering price per share..............      $12.70
          INVESTOR B SHARES:
          Net asset value and offering price per share+
           ($66,338,066/5,823,660 shares outstanding)...      $11.39
                                                            ========
          INVESTOR C SHARES:
          Net asset value and offering price per share+
           ($3,861,815/336,282 shares outstanding)......      $11.48
                                                            ========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $373,063 and gross depreciation of $9,652 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $540,767.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $42,390.

ABBREVIATIONS:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Disciplined Equity Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                          VALUE
SHARES                                                    (000)
-----------------------------------------------------------------
          COMMON STOCKS -- 100.4%
          AEROSPACE AND DEFENSE -- 2.2%
184,400   General Dynamics Corporation...............    $ 11,848
                                                         --------
          APPAREL AND TEXTILES -- 3.2%
447,000   Shaw Industries Inc.++.....................       8,270
186,900   V.F. Corporation...........................       8,819
                                                         --------
                                                           17,089
                                                         --------
          AUTOMOBILES AND TRUCKS -- 1.9%
182,400   Ford Motor Company.........................      10,351
                                                         --------
          BANKING -- 2.1%
137,500   Chase Manhattan Corporation................      11,180
                                                         --------
          COMPUTER RELATED -- 2.4%
313,800   Dell Computer Corporation++................      12,827
                                                         --------
          COMPUTER SERVICES -- 1.6%
152,700   Computer Sciences Corporation++............       8,427
                                                         --------
          COMPUTER SOFTWARE -- 6.3%
293,700   Compuware Corporation++....................       7,012
184,600   Microsoft Corporation++....................      16,545
375,100   Oracle Systems Corporation++...............       9,893
                                                         --------
                                                           33,450
                                                         --------
          CONGLOMERATE -- 2.1%
 81,800   United Technologies Corporation............      11,079
                                                         --------
          CONSTRUCTION -- 3.3%
345,300   Sherwin-Williams Company...................       9,712
155,700   USG Corporation............................       7,999
                                                         --------
                                                           17,711
                                                         --------
          DRUGS -- 3.4%
329,000   Mylan Laboratories Inc.....................       9,027
135,000   Warner-Lambert Company.....................       8,935
                                                         --------
                                                           17,962
                                                         --------
          ELECTRIC POWER -- 3.5%
198,650   DTE Energy Company.........................       7,636
237,900   PECO Energy Company........................      11,002
                                                         --------
                                                           18,638
                                                         --------
          ELECTRICAL EQUIPMENT -- 1.8%
 86,600   General Electric Company...................       9,580
                                                         --------
          FINANCIAL SERVICES -- 7.7%
 89,200   Capital One Financial Corporation..........      13,470
186,700   Greenpoint Financial Corporation...........       6,488
125,000   Morgan Stanley Dean Witter & Company.......      12,492
212,125   Paine Webber Group, Inc....................       8,458
                                                         --------
                                                           40,908
                                                         --------

-----------------------------------------------------------------
                                                          VALUE
SHARES                                                    (000)
          FURNITURE AND APPLIANCES -- 2.0%
172,800   Maytag Corporation.........................    $ 10,433
                                                         --------
          HOUSEHOLD CARE PRODUCERS -- 1.5%
235,900   Premark International, Inc.................       7,770
                                                         --------
          INSURANCE -- 6.3%
179,300   Allstate Corporation.......................       6,645
 99,040   American International Group, Inc..........      11,947
135,700   Equitable Companies, Inc...................       9,499
150,100   MGIC Investment Corporation................       5,263
                                                         --------
                                                           33,354
                                                         --------
          MACHINERY AND EQUIPMENT -- 3.4%
182,800   Ingersoll-Rand Company.....................       9,071
129,950   Sundstrand Corporation.....................       9,032
                                                         --------
                                                           18,103
                                                         --------
          MEDICAL PRODUCTS AND SUPPLIES -- 8.3%
166,000   Allergan, Inc..............................      14,587
132,300   Biogen, Inc.++.............................      15,123
236,800   Guidant Corporation........................      14,326
                                                         --------
                                                           44,036
                                                         --------
          NETWORKING EQUIPMENT AND PRODUCTS -- 0.7%
 34,400   Cisco Systems, Inc.++......................       3,769
                                                         --------
          OFFICE EQUIPMENT -- 2.6%
126,000   Lexmark International Group, Inc., Class
           A.........................................      14,081
                                                         --------
          OIL -- DOMESTIC -- 5.5%
143,400   Ashland Inc................................       5,870
280,800   Coastal Corporation........................       9,266
128,950   Columbia Energy Group......................       6,738
209,550   Sunoco, Inc................................       7,557
                                                         --------
                                                           29,431
                                                         --------
          PRINTING AND PUBLISHING -- 1.7%
180,100   Knight-Ridder Inc..........................       9,005
                                                         --------
          RETAIL -- FOOD -- 1.4%
362,200   Supervalu Inc..............................       7,470
                                                         --------
          RETAIL -- GENERAL -- 4.2%
217,800   Dayton Hudson Corporation..................      14,511
189,500   Federated Department Stores, Inc. .........       7,604
                                                         --------
                                                           22,115
                                                         --------
          RETAIL -- SPECIALTY -- 7.8%
290,900   Best Buy Company, Inc.++...................      15,127
223,200   Lowe's Companies Inc.......................      13,504
384,300   TJX Companies Inc. ........................      13,066
                                                         --------
                                                           41,697
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Disciplined Equity Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                          VALUE
SHARES                                                    (000)
-----------------------------------------------------------------
          COMMON STOCKS -- (CONTINUED)
          SEMICONDUCTORS -- 2.4%
160,900   Altera Corporation++.......................    $  9,574
 27,500   Intel Corporation..........................       3,269
                                                         --------
                                                           12,843
                                                         --------
          TELECOMMUNICATIONS -- 2.4%
118,800   Lucent Technologies, Inc...................      12,801
                                                         --------
          UTILITIES -- TELEPHONE -- 8.7%
150,000   AT&T Corporation...........................      11,972
251,400   BellSouth Corporation......................      10,072
197,600   Century Telephone Enterprise, Inc..........      13,880
181,700   U.S. West Inc..............................      10,005
                                                         --------
                                                           45,929
                                                         --------
          TOTAL COMMON STOCKS
          (Cost $390,296)............................     533,887
                                                         --------
SHARES
 (000)
------
          INVESTMENT COMPANIES -- 3.5%
          (Cost $18,798)
18,798    Nations Cash Reserves#.....................      18,798
                                                         --------

          TOTAL INVESTMENTS
          (Cost $409,094*)......................  103.9%    552,685
                                                           --------
          OTHER ASSETS AND
           LIABILITIES (NET)....................  (3.9)%
          Cash.........................................    $      1
          Receivable for Fund shares sold..............         107
          Dividends receivable.........................         289
          Interest receivable..........................           7
          Prepaid expenses.............................           6
          Collateral on securities loaned..............     (16,884)
          Payable for Fund shares redeemed.............      (3,448)
          Investment advisory fee payable..............        (344)
          Administration fee payable...................         (86)
          Shareholder servicing and distribution fees
           payable.....................................        (142)
          Distributions payable........................         (26)
          Accrued Trustees'/Directors' fees and ex-
           penses......................................         (15)
          Accrued expenses and other liabilities.......        (192)
                                                           --------
          TOTAL OTHER ASSETS AND
           LIABILITIES (NET)...........................     (20,727)
                                                           --------
          NET ASSETS............................  100.0%   $531,958
                                                           ========

-------------------------------------------------------------------
                                                            VALUE
                                                            (000)
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on investments
           sold........................................    $ 28,393
          Net unrealized appreciation of investments...     143,591
          Paid-in capital..............................     359,974
                                                           --------
          NET ASSETS...................................    $531,958
                                                           ========
          PRIMARY A SHARES:
          Net asset value, offering and redemption
           price per share ($412,176,257/17,643,529
           shares outstanding).........................      $23.36
                                                             ======

          INVESTOR A SHARES:
          Net asset value and redemption price per
           share ($67,356,219/2,899,324 shares
           outstanding)................................      $23.23
                                                             ======

          Maximum sales charge.........................       5.75%
          Maximum offering price per share.............      $24.65
          INVESTOR B SHARES:
          Net asset value and offering price per share+
           ($50,797,180/2,260,793 shares outstanding)..      $22.47
                                                             ======

          INVESTOR C SHARES:
          Net asset value and offering price per share+
           ($1,628,478/71,229 shares outstanding)......      $22.86
                                                             ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $160,332 and gross depreciation of $16,742 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $409,095.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $16,884.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Focused Equities Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                          VALUE
 SHARES                                                   (000)
-----------------------------------------------------------------
           COMMON STOCKS -- 91.0%
           AUTOMOBILES AND TRUCKS -- 7.9%
 215,169   Ford Motor Company........................    $ 12,211
 462,508   General Motors Corporation................      40,180
                                                         --------
                                                           52,391
                                                         --------
           BANKING -- 8.1%
 250,879   Chase Manhattan Corporation...............      20,400
 517,603   Citigroup Inc. ...........................      33,061
                                                         --------
                                                           53,461
                                                         --------
           BEVERAGES -- 7.3%
 357,074   Anheuser-Busch Companies, Inc. ...........      27,204
 435,198   Coca-Cola Enterprises Inc. ...............      13,165
 376,694   Pepsi Bottling Group, Inc. ...............       8,170
                                                         --------
                                                           48,539
                                                         --------
           CHEMICALS -- DIVERSIFIED -- 2.6%
 375,049   Monsanto Company..........................      17,229
                                                         --------
           COMPUTER RELATED -- 9.5%
 308,267   EMC Corporation++.........................      39,381
 144,720   Inktomi Corporation.......................      12,410
  91,863   Sun Microsystems, Inc.++..................      11,477
                                                         --------
                                                           63,268
                                                         --------
           COMPUTER SOFTWARE -- 3.9%
 285,794   Microsoft Corporation++...................      25,614
                                                         --------
           COSMETICS AND TOILETRIES -- 3.4%
 382,075   Gillette Company..........................      22,710
                                                         --------
           DRUGS -- 4.1%
 164,439   Merck & Company, Inc. ....................      13,186
  99,240   Pfizer Inc. ..............................      13,770
                                                         --------
                                                           26,956
                                                         --------
           ELECTRICAL EQUIPMENT -- 3.4%
 203,754   General Electric Company..................      22,540
                                                         --------
           FINANCIAL SERVICES -- 4.3%
 418,174   Associates First Capital Corporation......      18,818
 136,454   Fannie Mae................................       9,449
                                                         --------
                                                           28,267
                                                         --------
           MEDIA -- 7.5%
 150,000   Clear Channel Communications, Inc.++......      10,059
 158,050   Infinity Broadcasting Corporation.........       4,070
 298,760   MediaOne Group, Inc. .....................      18,972
 238,214   Time Warner Inc. .........................      16,928
                                                         --------
                                                           50,029
                                                         --------

-----------------------------------------------------------------
                                                          VALUE
 SHARES                                                   (000)
           NETWORKING EQUIPMENT AND PRODUCTS -- 1.6%
  98,155   Cisco Systems, Inc.++.....................    $ 10,754
                                                         --------
           OIL -- INTERNATIONAL -- 1.6%
 201,221   Royal Dutch Petroleum Company.............      10,463
                                                         --------
           RENTAL AUTO AND EQUIPMENT -- 2.7%
 333,816   Hertz Corporation, Class A................      17,859
                                                         --------
           RESTAURANTS AND LODGING -- 2.4%
 347,246   McDonald's Corporation....................      15,735
                                                         --------
           RETAIL -- SPECIALTY -- 2.7%
 288,932   Home Depot Inc. ..........................      17,986
                                                         --------
           TELECOMMUNICATIONS -- 9.1%
 146,103   Level 3 Communications, Inc. .............      10,638
 227,460   Lucent Technologies, Inc. ................      24,509
 351,100   Qwest Communications International
           Inc.++....................................      25,312
                                                         --------
                                                           60,459
                                                         --------
           TRANSPORTATION -- 8.1%
 280,767   Delta Air Lines, Inc. ....................      19,513
 532,584   Southwest Airlines Company................      16,111
 234,751   UAL Corporation++.........................      18,252
                                                         --------
                                                           53,876
                                                         --------
           UTILITIES -- TELEPHONE -- 0.8%
  70,108   AT&T Corporation..........................       5,595
                                                         --------
           TOTAL COMMON STOCKS
            (Cost $509,549)..........................     603,731
                                                         --------

PRINCIPAL
 AMOUNT
  (000)
 --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 9.2%
             (Cost $61,000)
            FEDERAL HOME LOAN BANK (FHLB) -- 9.2%
$ 61,000    Discount note 04/01/99....................      60,992
                                                          --------

 SHARES
 (000)
 -------
           INVESTMENT COMPANIES -- 0.0%+
            (Cost $105)
     105   Nations Cash Reserves#......................         105
                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Focused Equities Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
           TOTAL INVESTMENTS
           (Cost $570,654*).....................  100.2%   $664,828
                                                           --------
           OTHER ASSETS AND
            LIABILITIES (NET)...................  (0.2)%
           Receivable for Fund shares sold.............    $ 12,104
           Dividends receivable........................         114
           Interest receivable.........................           2
           Prepaid expenses and other assets...........         167
           Payable for Fund shares redeemed............         (90)
           Investment advisory fee payable.............        (407)
           Administration fee payable..................         (84)
           Shareholder servicing and distribution fees
            payable....................................        (963)
           Payable for investment securities
            purchased..................................     (11,984)
           Accrued Trustees'/Directors' fees and
            expenses...................................          (6)
           Accrued expenses and other liabilities......         (39)
                                                           --------
           TOTAL OTHER ASSETS AND
            LIABILITIES (NET)..........................      (1,186)
                                                           --------
           NET ASSETS...........................  100.0%   $663,642
                                                           ========
           NET ASSETS CONSIST OF:
           Accumulated net realized gain on investments
            sold and written options...................    $  2,235
           Net unrealized appreciation of
            investments................................      94,174
           Paid-in capital.............................     567,233
                                                           --------
           NET ASSETS..................................    $663,642
                                                           ========
           PRIMARY A SHARES:
           Net asset value, offering and redemption
            price per share ($105,457,395/6,318,772
            shares outstanding)........................      $16.69
                                                             ======

           INVESTOR A SHARES:
           Net asset value and redemption price per
            share ($238,137,088/14,235,298 shares
            outstanding)...............................      $16.73
                                                             ======

           Maximum sales charge........................       5.75%
           Maximum offering price per share............      $17.75
           INVESTOR B SHARES:
           Net asset value and offering price per
            share~ ($306,365,382/18,438,122 shares
            outstanding)...............................      $16.62
                                                             ======
           INVESTOR C SHARES:
           Net asset value and offering price per
            share~ ($13,681,995/820,558 shares
            outstanding)...............................      $16.67
                                                             ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $89,444 and gross depreciation of $4,182 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $579,566.

 ++ Non-income producing security.

 + Amount represents less than 0.1%.

 ~ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Growth Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                          VALUE
SHARES                                                    (000)
-----------------------------------------------------------------
          COMMON STOCKS -- 97.1%
          ADVERTISING AND MARKETING SERVICES -- 1.2%
 80,000   Lamar Advertising Company@.................    $  2,715
                                                         --------
          APPAREL AND TEXTILES -- 7.9%
125,000   Jones Apparel Group, Inc.@.................       3,492
126,400   Land's End, Inc.@..........................       4,376
 90,000   The Men's Wearhouse Inc.@..................       2,599
115,000   Tommy Hilfiger Corporation@................       7,920
                                                         --------
                                                           18,387
                                                         --------
          AUTOMOBILE PARTS MANUFACTURERS -- 1.5%
150,000   Superior Industries International..........       3,488
                                                         --------
          BANKING -- 4.3%
110,000   City National Corporation..................       3,396
 40,000   Northern Trust Corporation.................       3,553
 80,000   SouthTrust Corporation.....................       2,985
                                                         --------
                                                            9,934
                                                         --------
          BROADCASTING -- 2.2%
100,000   Univision Communications Inc.@.............       5,000
                                                         --------
          COMMERCIAL SERVICES -- 1.2%
300,000   Modis Professional Services, Inc.@.........       2,719
                                                         --------
          COMPUTER RELATED -- 2.0%
 50,000   Comverse Technology Inc.@..................       4,250
  3,200   Village Inc. ..............................         322
                                                         --------
                                                            4,572
                                                         --------
          COMPUTER SOFTWARE -- 5.6%
 75,000   BMC Software, Inc.@........................       2,780
100,100   Check Point Software Technologies@.........       4,304
 40,000   Compuware Corporation@.....................         955
 81,000   Sterling Commerce, Inc.@...................       2,491
 60,000   Sungard Data Systems Inc.@.................       2,400
                                                         --------
                                                           12,930
                                                         --------
          DRUGS -- 2.4%
125,000   Mylan Laboratories Inc. ...................       3,430
 47,600   Watson Pharmaceutical, Inc.@...............       2,100
                                                         --------
                                                            5,530
                                                         --------
          EDUCATION -- 0.8%
 48,300   ITT Educational Services, Inc.@............       1,814
                                                         --------
          ELECTRIC COMPONENTS -- 4.5%
 90,000   Maxim Integrated Products@.................       4,871
135,000   Xilinx Inc.@...............................       5,476
                                                         --------
                                                           10,347
                                                         --------

-----------------------------------------------------------------
                                                          VALUE
SHARES                                                    (000)
          ELECTRIC POWER -- 3.4%
115,000   AES Corporation@...........................    $  4,283
 90,000   CMS Energy Corporation.....................       3,606
                                                         --------
                                                            7,889
                                                         --------
          ELECTRONICS -- 1.1%
 50,000   Solectron Corporation@.....................       2,428
                                                         --------
          ENVIRONMENTAL -- 2.0%
150,000   U.S. Filter Corporation@...................       4,594
                                                         --------
          FINANCIAL SERVICES -- 5.8%
 80,000   Finova Group Inc. .........................       4,150
119,998   Legg Mason Inc. ...........................       4,042
251,500   Waddell & Reed Financial, Inc. ............       5,156
                                                         --------
                                                           13,348
                                                         --------
          FOREST AND PAPER PRODUCTS -- 1.3%
130,000   Caraustar Industries Inc. .................       2,990
                                                         --------
          INDUSTRIAL -- 1.3%
185,000   Stewart Enterprises, Inc. .................       2,972
                                                         --------
          INSURANCE -- 4.5%
 96,000   Aflac Inc. ................................       5,226
150,000   Reinsurance Group of America, Inc. ........       5,081
                                                         --------
                                                           10,307
                                                         --------
          MACHINERY AND EQUIPMENT -- 2.0%
 65,000   Sundstrand Corporation.....................       4,518
                                                         --------
          MEDIA -- 2.3%
275,000   Metro-Goldwyn-Mayer, Inc.@.................       3,609
  3,100   Washington Post Company....................       1,617
                                                         --------
                                                            5,226
                                                         --------
          MEDICAL PRODUCTS AND SUPPLIES -- 2.1%
 63,000   Centocor Inc.@.............................       2,327
 49,600   Stryker Corporation........................       2,502
                                                         --------
                                                            4,829
                                                         --------
          MEDICAL SERVICES -- 2.6%
 65,000   HCR Manor Care, Inc.@......................       1,483
372,500   Health Management Associates Inc.,
           Class++...................................       4,540
                                                         --------
                                                            6,023
                                                         --------
          MISCELLANEOUS -- 0.6%
 78,200   Convergys Corporation@.....................       1,339
                                                         --------
          OIL FIELD SERVICES & EQUIPMENT -- 2.2%
130,000   BJ Services Company@.......................       3,047
 50,000   Smith International, Inc.@.................       2,000
                                                         --------
                                                            5,047
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Growth Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                          VALUE
SHARES                                                    (000)
-----------------------------------------------------------------
          COMMON STOCKS -- (CONTINUED)
          PRINTING AND PUBLISHING -- 0.8%
100,000   A.H. Belo Corporation......................    $  1,825
                                                         --------
          PROFESSIONAL SERVICES -- 0.4%
 32,900   Franklin Resources, Inc. ..................         925
                                                         --------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.0%
131,250   Prison Realty Corporation..................       2,289
                                                         --------
          RECREATION -- 1.6%
 70,000   International Speedway Corporation.........       3,693
                                                         --------
          RESTAURANTS AND LODGING -- 1.7%
107,855   Promus Hotel Corporation@..................       3,923
                                                         --------
          RETAIL -- SPECIALTY -- 5.6%
148,000   Bed Bath & Beyond Inc.@....................       5,402
 20,000   Priceline.com Inc. ........................       1,658
180,000   Staples Inc.@..............................       5,917
                                                         --------
                                                           12,977
                                                         --------
          SEMICONDUCTORS -- 6.2%
 72,500   Altera Corporation@........................       4,314
 90,000   Linear Technology Corporation..............       4,612
105,000   Vitesse Semiconductor Corporation@.........       5,315
                                                         --------
                                                           14,241
                                                         --------
          TECHNOLOGY -- 3.9%
 77,500   Uniphase Corporation@......................       8,922
                                                         --------
          TELECOMMUNICATIONS -- 7.5%
129,500   ADC Telecommunications Inc.@...............       6,175
 20,000   EchoStar Communications Corporation........       1,633
170,000   ECI Telecom Limited........................       5,949
130,000   Reltec Corporation@........................       3,827
                                                         --------
                                                           17,584
                                                         --------
          TRANSPORTATION -- 1.9%
187,500   Comair Holdings, Inc. .....................       4,430
                                                         --------

-----------------------------------------------------------------
                                                          VALUE
SHARES                                                    (000)
          UTILITIES -- TELEPHONE -- 1.7%
 31,600   Century Telephone Enterprise, Inc. ........    $  2,220
 78,200   Cincinnati Bell Inc. ......................       1,755
                                                         --------
                                                            3,975
                                                         --------
          TOTAL COMMON STOCKS
           (Cost $156,887)...........................     223,730
                                                         --------
          WARRANTS -- 0.0%+ (Cost $0)
  4,069   Coram Healthcare Corporation@..............         0++
                                                         --------

SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 18.3% (Cost $42,284)
 42,284   Nations Cash Reserves#.......................      42,284
                                                           --------
          TOTAL INVESTMENTS
          (Cost $199,171*)......................  115.4%    266,014
                                                           --------
          OTHER ASSETS AND                        (15.4)%
           LIABILITIES (NET)....................
          Receivable for Fund shares sold..............    $    160
          Dividends receivable.........................          70
          Interest receivable..........................          25
          Collateral on securities loaned..............     (30,385)
          Payable for Fund shares redeemed.............        (551)
          Investment advisory fee payable..............        (143)
          Administration fee payable...................         (36)
          Shareholder servicing and distribution fees
           payable.....................................         (75)
          Payable for investment securities
           purchased...................................      (4,437)
          Accrued Trustees'/Directors' fees and
           expenses....................................         (24)
          Accrued expenses and other liabilities.......         (87)
                                                           --------
          TOTAL OTHER ASSETS AND
           LIABILITIES (NET)...........................     (35,483)
                                                           --------
          NET ASSETS............................  100.0%   $230,531
                                                           ========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on investments
           sold........................................    $  3,105
          Net unrealized appreciation of investments...      66,843
          Paid-in capital..............................     160,583
                                                           --------
          NET ASSETS...................................    $230,531
                                                           ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Growth Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption
           price per share ($177,860,600/13,362,811
           shares outstanding).........................      $13.31
                                                             ======

          INVESTOR A SHARES:
          Net asset value and redemption price per
           share ($18,041,913/1,383,750 shares
           outstanding)................................      $13.04
                                                             ======
          Maximum sales charge.........................       5.75%
          Maximum offering price per share.............      $13.84
          INVESTOR B SHARES:
          Net asset value and offering price per share**
           ($33,245,214/2,707,417 shares
           outstanding)................................      $12.28
                                                             ======
          INVESTOR C SHARES:
          Net asset value and offering price per share**
           ($1,383,292/112,190 shares outstanding).....      $12.33
                                                             ======

---------------

   * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $73,333 and gross depreciation of $6,854 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $199,535.

   @ Non-income producing security.

  ** The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  + Amount represents less than 0.1%.

 ++ Amount represents less than $500.

  # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $30,385.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Growth Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                          VALUE
SHARES                                                    (000)
-----------------------------------------------------------------
          COMMON STOCKS -- 97.9%
          ADVERTISING AND MARKETING SERVICES -- 1.4%
398,623   HA-LO Industries, Inc.++...................    $  4,908
                                                         --------
          AEROSPACE AND DEFENSE -- 3.6%
116,000   BE Aerospace, Inc. ........................       1,711
358,300   REMEC, Inc.++..............................       7,480
387,000   Tristar Aerospace Company..................       3,531
                                                         --------
                                                           12,722
                                                         --------
          APPAREL AND TEXTILES -- 4.4%
130,700   Columbia Sportswear Company................       2,565
241,500   Quiksilver, Inc.++.........................      10,203
377,500   Tefron Ltd. ...............................       2,666
                                                         --------
                                                           15,434
                                                         --------
          BANKING -- 2.9%
210,600   First Republic Bank........................       5,081
216,200   National Commerce Bancorp..................       4,932
                                                         --------
                                                           10,013
                                                         --------
          BUILDING MATERIALS -- 2.7%
244,467   Advanced Lighting Technologies.............       1,895
438,700   Group Maintenance America Corporation......       4,990
181,700   Service Experts, Inc. .....................       2,453
                                                         --------
                                                            9,338
                                                         --------
          COMMERCIAL SERVICES -- 3.0%
 92,800   Lason Inc. ................................       5,220
201,415.. Nova Corporation...........................       5,287
                                                         --------
                                                           10,507
                                                         --------
          COMPUTER RELATED -- 1.7%
293,900   3DLabs Inc., Ltd. .........................         918
  3,000   autobytel.com inc. ........................         126
198,975   Cybex Computer Products Corporation++......       3,569
  4,200   MiningCo.com, Inc. ........................         376
 18,300   OneMain.com, Inc. .........................         663
  8,500   Ziff-Davis Inc. - ZDNet....................         306
                                                         --------
                                                            5,958
                                                         --------
          COMPUTER SOFTWARE -- 4.9%
152,400   Avid Technology, Inc. .....................       2,657
219,600   BARRA Inc.++...............................       5,409
173,065   Hyperion Solutions Corporation.............       2,509
 68,100   Peerless Systems Corporation...............         579
343,150   Rogue Wave Software........................       2,745
351,100   Segue Software, Inc. ......................       3,379
                                                         --------
                                                           17,278
                                                         --------
          CONSTRUCTION -- 0.7%
115,300   Kaufman & Broad Home Corporation...........       2,601
                                                         --------
          DRUGS -- 0.6%
205,579   Vical, Inc. ...............................       2,107
                                                         --------

-----------------------------------------------------------------
                                                          VALUE
SHARES                                                    (000)
          EDUCATION -- 1.3%
124,900   ITT Educational Services, Inc.++...........    $  4,692
                                                         --------
          ELECTRICAL EQUIPMENT -- 1.3%
259,000   C-COR Electronics++........................       4,468
                                                         --------
          ELECTRONICS -- 11.3%
384,100   Aeroflex Inc.++............................       5,473
220,700   Anaren Microwave, Inc. ....................       5,352
143,900   AstroPower, Inc. ..........................       1,691
 91,100   Dionex Corporation++.......................       3,439
104,500   E-Tek Dynamics, Inc. ......................       3,749
145,600   Esterline Technologies Corporation++.......       1,884
333,600   Ortel Corporation..........................       2,356
238,700   Sawtek Inc. ...............................       8,055
 70,400   SDL, Inc.++................................       6,389
 76,000   SIPEX Corporation++........................         993
                                                         --------
                                                           39,381
                                                         --------
          FURNITURE AND APPLIANCES -- 1.2%
105,475   Ethan Allen Interiors, Inc. ...............       4,384
                                                         --------
          HEALTHCARE -- 1.6%
359,600   Orthodontic Centers of America++...........       5,664
                                                         --------
          INSURANCE -- 2.0%
169,817   Delphi Financial Group Inc., Class A.......       5,752
 99,800   Triad Guaranty, Inc.++.....................       1,354
                                                         --------
                                                            7,106
                                                         --------
          MACHINERY AND EQUIPMENT -- 1.0%
129,600   Applied Power, Inc., Class A...............       3,532
                                                         --------
          MANUFACTURING -- 0.5%
286,547   Martek Biosciences Corporation.............       1,612
                                                         --------
          MARINE SERVICES -- 1.0%
319,100   Horizon Offshore Inc. .....................       2,154
208,000   Newpark Resources, Inc.++..................       1,508
                                                         --------
                                                            3,662
                                                         --------
          MEDICAL PRODUCTS AND SUPPLIES -- 2.6%
 23,764   Alfacell Corporation.......................          10
273,075   Dura Pharmaceuticals Inc.++................       3,857
149,700   Human Genome Sciences Inc. ................       5,193
                                                         --------
                                                            9,060
                                                         --------
          MEDICAL SERVICES -- 8.2%
165,400   Acuson Corporation++.......................       2,471
111,700   Centennial HealthCare Corporation..........         991
161,600   Cerner Corporation++.......................       2,596
180,800   Coherent Inc.++............................       2,486
124,650   Invacare Corporation.......................       3,031
321,800   OrthAlliance Inc. .........................       2,494
501,800   Physician Reliance Network++...............       4,265
281,200   Physicians Specialty Corporation...........       1,898

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Growth Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                          VALUE
SHARES                                                    (000)
-----------------------------------------------------------------
          COMMON STOCKS -- (CONTINUED)
          MEDICAL SERVICES -- (CONTINUED)
260,900   Province Healthcare Company................    $  4,827
168,700   Shire Pharmaceuticals plc..................       3,848
                                                         --------
                                                           28,907
                                                         --------
          OIL AND GAS -- 2.1%
214,100   Kinder Morgan Energy Partners, L.P. .......       7,413
                                                         --------
          OIL FIELD SERVICES & EQUIPMENT -- 0.7%
142,800   Core Laboratories NV++.....................       2,508
                                                         --------
          PROFESSIONAL SERVICES -- 9.5%
278,600   Affiliated Managers Group, Inc. ...........       7,244
155,500   AHL Services Inc. .........................       3,188
252,900   Career Education Corporation...............       8,757
240,350   Perceptron Inc.++..........................         879
383,500   Personnel Group of America, Inc.++.........       2,756
198,406   Romac International, Inc.++................       1,686
521,800   SCB Computer Technology, Inc.++............       2,381
 98,200   Select Appointments Holdings plc...........       2,621
201,700   Trammell Crow Company......................       3,731
                                                         --------
                                                           33,243
                                                         --------
          RESTAURANTS AND LODGING -- 0.6%
147,000   Garden Fresh Restaurant Corporation........       2,095
                                                         --------
          RETAIL -- GENERAL -- 0.9%
104,300   ShopKo Stores, Inc.++......................       3,116
                                                         --------
          RETAIL -- SPECIALTY -- 3.0%
254,400   Blue Rhino Corporation.....................       3,339
126,850   Fossil Inc.++..............................       3,782
133,716   Henry Schein, Inc. ........................       3,376
    672   Score Board, Inc.++........................           0
                                                         --------
                                                           10,497
                                                         --------
          SEMICONDUCTORS -- 1.2%
156,700   Plexus Corporation++.......................       4,368
                                                         --------
          TECHNOLOGY -- 1.3%
601,300   P-Com, Inc.++..............................       4,585
                                                         --------
          TELECOMMUNICATIONS -- 19.5%
305,400   Allen Telecom Inc.++.......................       1,851
492,700   Antec Corporation..........................      10,593
275,000   Cellstar Corporation++.....................       2,853
218,400   Com21 Inc. ................................       5,733
105,600   Entercom Communications Corporation........       3,736
178,900   Gilat Communications Ltd. .................       2,493

-----------------------------------------------------------------
                                                          VALUE
SHARES                                                    (000)
          TELECOMMUNICATIONS -- (CONTINUED)
174,400   Gilat Satellite Networks Ltd. .............    $ 10,464
275,500   Harmonic Lightwaves, Inc. .................       7,611
321,800   Proxim Inc. ...............................       9,252
 47,800   RF Micro Devices Inc. .....................       4,574
131,000   Spectrian Corporation......................       1,539
371,300   Stanford Telecommunications, Inc.++........       5,755
219,000   TTI Team Telecom International Ltd. .......       1,779
                                                         --------
                                                           68,233
                                                         --------
          TRANSPORTATION -- 1.2%
153,150   Air Express International Corporation......       2,316
176,400   Midway Airlines Corporation................       2,073
                                                         --------
                                                            4,389
                                                         --------
          TOTAL COMMON STOCKS (Cost $357,357)........     343,781
                                                         --------

SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 10.5%
           (Cost $37,027)
 37,027   Nations Cash Reserves#......................      37,027
                                                          --------
          TOTAL INVESTMENTS
           (Cost $394,384*)....................  108.4%    380,808
                                                          --------
          OTHER ASSETS AND
           LIABILITIES (NET)...................   (8.4)%
          Receivable for investment securities sold...    $  1,300
          Receivable for Fund shares sold.............          79
          Dividends receivable........................          33
          Interest receivable.........................          67
          Prepaid expenses............................          28
          Collateral on securities loaned.............     (22,652)
          Payable for Fund shares redeemed............      (1,396)
          Investment advisory fee payable.............        (166)
          Administration fee payable..................         (57)
          Shareholder servicing and distribution
           fees payable...............................         (26)
          Payable for investment securities
           purchased..................................      (6,740)
          Accrued Trustees'/Directors' fees and
           expenses...................................          (8)
          Accrued expenses and other liabilities......         (68)
                                                          --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)....     (29,606)
                                                          --------
          NET ASSETS...........................  100.0%   $351,202
                                                          ========
          NET ASSETS CONSIST OF:
          Net investment loss.........................    $ (1,069)
          Accumulated net realized loss on
           investments sold...........................     (31,460)
          Net unrealized depreciation of
           investments................................     (13,576)
          Paid-in capital.............................     397,307
                                                          --------
          NET ASSETS..................................    $351,202
                                                          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Growth Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                           VALUE
                                                           (000)
------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption
           price per share($327,980,904/28,512,656
           shares outstanding)........................      $11.50
                                                          ========
          INVESTOR A SHARES:
          Net asset value and redemption price per
           share($16,143,058/1,412,687 shares out-
           standing)..................................      $11.43
                                                          ========

          Maximum sales charge........................       5.75%

          Maximum offering price per share............      $12.13
          INVESTOR B SHARES:
          Net asset value and offering price per
           share+ ($5,126,751/456,414 shares
           outstanding)...............................      $11.23
                                                          ========
          INVESTOR C SHARES:
          Net asset value and offering price per
           share+ ($1,950,807/171,486 shares
           outstanding)...............................      $11.38
                                                          ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $57,751 and gross depreciation of $74,566 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $397,623.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $22,652.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

NATIONS FUNDS
   STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999


                                                              BALANCED                  EQUITY       EQUITY
                                                               ASSETS       VALUE       INCOME        INDEX
                                                              -----------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2, $62, $12,
  $3, $1, $0, $2, $0, $2, $2 and $0, respectively)..........  $ 1,980     $  37,998    $  23,602    $  10,686
Interest....................................................    3,484         1,803        1,508          905
Securities lending..........................................       66           364           32           25
                                                              -------     ---------    ---------    ---------
    Total investment income.................................    5,530        40,165       25,142       11,616
                                                              -------     ---------    ---------    ---------
EXPENSES:
Investment advisory fee.....................................    1,206        17,722        5,888        3,831
Administration fee..........................................      171         2,512          986          814
Transfer agent fees.........................................       73         1,095          353          343
Custodian fees..............................................       34           208           79          143
Legal and audit fees........................................       51           166           63           78
Registration and filing fees................................        4            31           --           72
Trustees'/Directors' fees and expenses......................       15            15           15           15
Amortization of organization costs..........................       --            --           --            1
Interest expense............................................        6             6           21           --
Other.......................................................       57           461           --          115
                                                              -------     ---------    ---------    ---------
    Subtotal................................................    1,617        22,216        7,405        5,412
Shareholder servicing and distribution fees:
  Primary B Shares..........................................        8            --           --            1
  Investor A Shares.........................................       60           353          144           21
  Investor B Shares.........................................      764         1,503        1,256           --
  Investor C Shares.........................................       17           126           75           --
                                                              -------     ---------    ---------    ---------
    Total expenses..........................................    2,466        24,198        8,880        5,434
Fees waived by investment advisor and/or distributor........       (6)          (30)         (12)      (2,737)
Fees reduced by credits allowed by the custodian............       (1)           (2)          (3)          (1)
                                                              -------     ---------    ---------    ---------
    Net expenses............................................    2,459        24,166        8,865        2,696
                                                              -------     ---------    ---------    ---------
NET INVESTMENT INCOME/(LOSS)................................    3,071        15,999       16,277        8,920
                                                              -------     ---------    ---------    ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................   (2,434)      191,411       15,476        3,663
  Written options...........................................       --            --           --           --
  Futures contracts.........................................       --         5,727        5,934        3,182
                                                              -------     ---------    ---------    ---------
Net realized gain/(loss) on investments.....................   (2,434)      197,138       21,410        6,845
                                                              -------     ---------    ---------    ---------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 8).......................................   (4,896)     (130,060)    (151,107)     127,468
  Futures contracts.........................................       --            --         (731)        (260)
                                                              -------     ---------    ---------    ---------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................   (4,896)     (130,060)    (151,838)     127,208
                                                              -------     ---------    ---------    ---------
Net realized and unrealized gain/(loss) on investments......   (7,330)       67,078     (130,428)     134,053
                                                              -------     ---------    ---------    ---------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $(4,259)    $  83,077    $(114,151)   $ 142,973
                                                              =======     =========    =========    =========

---------------

 *  Amount represents less than $500.

(a) Strategic Equity commenced operations on October 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

     GROWTH &    STRATEGIC   CAPITAL    DISCIPLINED     FOCUSED     EMERGING   SMALL COMPANY
      INCOME     EQUITY(a)    GROWTH      EQUITY       EQUITIES      GROWTH        GROWTH
---------------------------------------------------------------------------------------------
     $    496     $   799    $  6,714    $  5,094       $ 1,394     $   607      $     849
          556         175         925          56         1,151       1,212            920
            2          --          40          31            --*         79            216
     ---------    -------    --------    --------       -------     --------     ---------
        1,054         974       7,679       5,181         2,545       1,898          1,985
     ---------    -------    --------    --------       -------     --------     ---------
          687         702       6,256       3,580         1,952       2,082          3,767
           87         101         887         508           246         296            401
           35          43         437         218            60         133            197
           15          10          86          35            32          18             52
           41          44          94          65            48          53             57
          109          72          95         115            75          20             61
           15           7          15          15            15          15             15
           --          --          --          --            --          --             --
           --*         --          26           7            --*         29              5
           21          26          86          83            --          70             49
     ---------    -------    --------    --------       -------     --------     ---------
        1,010       1,005       7,982       4,626         2,428       2,716          4,604
           --          --           1          --            --          --             --
           43          --         112         151           141          48             40
          453          --         603         442         1,262         367             48
           11          --          40          14            26          17             24
     ---------    -------    --------    --------       -------     --------     ---------
        1,517       1,005       8,738       5,233         3,857       3,148          4,716
           --          --          --*         --            --          --*        (1,049)
           (1)         (1)         (1)         (2)           (4)         (4)            (3)
     ---------    -------    --------    --------       -------     --------     ---------
        1,516       1,004       8,737       5,231         3,853       3,144          3,664
     ---------    -------    --------    --------       -------     --------     ---------
         (462)        (30)     (1,058)        (50)       (1,308)     (1,246)        (1,679)
     ---------    -------    --------    --------       -------     --------     ---------
          114       4,357      70,219      46,327         3,536       3,479        (18,201)
           14          --          --          --            30          --             --
           --          --          --          --            --          --
     ---------    -------    --------    --------       -------     --------     ---------
          128       4,357      70,219      46,327         3,566       3,479        (18,201)
     ---------    -------    --------    --------       -------     --------     ---------
       24,906      72,170      39,437      22,472        90,876     (35,342)       (83,458)
           --          --          --          --            --          --             --
     ---------    -------    --------    --------       -------     --------     ---------
       24,906      72,170      39,437      22,472        90,876     (35,342)       (83,458)
     ---------    -------    --------    --------       -------     --------     ---------
       25,034      76,527     109,656      68,799        94,442     (31,863)      (101,659)
     ---------    -------    --------    --------       -------     --------     ---------
     $ 24,572     $76,497    $108,598    $ 68,749       $93,134     $(33,109)    $(103,338)
     =========    =======    ========    ========       =======     ========     =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                  BALANCED ASSETS                  VALUE
                                                              ------------------------    ------------------------
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                               3/31/99       3/31/98       3/31/99       3/31/98
                                                              ----------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................   $  3,071      $  4,644     $  15,999     $   20,138
Net realized gain/(loss) on investments.....................     (2,434)       36,271       197,138        514,208
Net change in unrealized appreciation/(depreciation) of
  investments...............................................     (4,896)        9,456      (130,060)       170,187
                                                               --------      --------     ----------    ----------
Net increase/(decrease) in net assets resulting from
  operations................................................     (4,259)       50,371        83,077        704,533
Distributions to shareholders from net investment income:
  Primary A Shares..........................................     (1,396)       (2,911)      (15,869)       (18,994)
  Primary B Shares..........................................        (25)         (139)           --            (97)
  Investor A Shares.........................................       (490)         (304)         (741)          (849)
  Investor B Shares.........................................       (902)       (1,224)           --           (231)
  Investor C Shares.........................................        (19)          (41)           (7)           (23)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................     (1,225)      (26,569)     (267,249)      (287,309)
  Primary B Shares..........................................       (120)       (1,423)           --         (3,678)
  Investor A Shares.........................................     (1,032)       (2,364)      (17,975)       (19,885)
  Investor B Shares.........................................     (5,096)      (13,747)      (18,826)       (22,962)
  Investor C Shares.........................................       (123)         (445)       (1,658)        (2,516)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................     40,450       (98,063)      (79,457)       807,980
                                                               --------      --------     ----------    ----------
Net increase/(decrease) in net assets.......................     25,763       (96,859)     (318,705)     1,155,969
NET ASSETS:
Beginning of period.........................................    118,938       215,797     2,561,231      1,405,262
                                                               --------      --------     ----------    ----------
End of period...............................................   $144,701      $118,938     $2,242,526    $2,561,231
                                                               ========      ========     ==========    ==========
Undistributed net investment income/(distributions in excess
  of net investment income) at end of period................   $    258      $     41     $      --     $      215
                                                               ========      ========     ==========    ==========

---------------

(a) Growth and Income commenced operations on December 31, 1997.

(b) Strategic Equity commenced operations on October 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

         EQUITY INCOME             EQUITY INDEX              GROWTH & INCOME        STRATEGIC EQUITY
    -----------------------   -----------------------   -------------------------   ----------------
    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED     PERIOD ENDED
     3/31/99      3/31/98      3/31/99      3/31/98      3/31/99     3/31/1998(a)     3/31/1999(b)
----------------------------------------------------------------------------------------------------
    $16,277...   $  15,036     $  8,920    $   9,369     $   (462)     $    (2)         $    (30)
    21,410...      122,323        6,845       48,053          128            8             4,357
     (151,838)     109,181      127,208      194,840       24,906        1,128            72,170
    ----------   ----------    --------    ---------     --------      -------          --------
     (114,151)     246,540      142,973      252,262       24,572        1,134            76,497
      (14,121)     (11,909)      (8,807)      (9,283)          --           --                --
           --          (84)          (2)         (32)          --           --                --
         (986)      (1,138)         (84)         (35)          --           --                --
       (1,024)      (1,603)          --           --           --           --                --
          (68)        (114)          --           --           --           --                --
      (71,792)     (45,271)     (29,335)     (19,201)          (3)          --               (87)
           --         (847)          (5)        (118)          --           --                --
       (5,474)      (9,122)        (212)         (89)          (1)          --                --
      (11,747)     (19,538)          --           --          (10)          --                --
         (775)      (1,368)          --           --           --           --                --
     (178,872)     615,156      181,371     (137,381)     161,470       10,949           190,413
    ----------   ----------    --------    ---------     --------      -------          --------
     (399,010)     770,702      285,899       86,123      186,028       12,083           266,823
    1,138,912...   368,210      661,241      575,118       12,083           --                --
    ----------   ----------    --------    ---------     --------      -------          --------
    $739,902..   $1,138,912    $947,140    $ 661,241     $198,111      $12,083          $266,823
    ==========   ==========    ========    =========     ========      =======          ========
    $388......   $     335     $     44    $      16     $     --      $     9          $     --
    ==========   ==========    ========    =========     ========      =======          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                   CAPITAL GROWTH            DISCIPLINED EQUITY
                                                              ------------------------    ------------------------
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                               3/31/99       3/31/98       3/31/99       3/31/98
                                                              ----------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $  (1,058)    $     348      $    (50)     $    299
Net realized gain/(loss) on investments.....................     70,219       273,745        46,327        35,307
Net change in unrealized appreciation/(depreciation) of
  investments...............................................     39,437        78,878        22,472        29,982
                                                              ---------     ---------      --------      --------
Net increase/(decrease) in net assets resulting from
  operations................................................    108,598       352,971        68,749        65,588
Distributions to shareholders from net investment income:
  Primary A Shares..........................................         --          (639)           --          (246)
  Primary B Shares..........................................         --            --            --            --
  Investor A Shares.........................................         --            --            --            (6)
  Investor B Shares.........................................         --            --            --            --
  Investor C Shares.........................................         --            --            --            --
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................         --            --          (227)           --
  Primary B Shares..........................................         --            --            --            --
  Investor A Shares.........................................         --            --            --            --
  Investor B Shares.........................................         --            --            --            --
  Investor C Shares.........................................         --            --            --            --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................   (181,366)     (143,058)      (17,824)      (22,847)
  Primary B Shares..........................................        (61)       (2,386)           --          (159)
  Investor A Shares.........................................     (9,887)       (7,645)       (2,919)       (1,985)
  Investor B Shares.........................................    (13,915)      (13,929)       (3,828)       (5,098)
  Investor C Shares.........................................     (1,210)       (1,825)         (118)         (160)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................    (22,825)      184,298       294,617        29,500
                                                              ---------     ---------      --------      --------
Net increase/(decrease) in net assets.......................   (120,666)      367,787       338,450        64,587
NET ASSETS:
Beginning of period.........................................    981,473       613,686       193,508       128,921
                                                              ---------     ---------      --------      --------
End of period...............................................  $ 860,807     $ 981,473      $531,958      $193,508
                                                              =========     =========      ========      ========
Undistributed net investment income/(distributions in excess
  of net investment income) at end of period................  $      --     $      --      $     --      $     47
                                                              =========     =========      ========      ========

---------------

(a) Focused Equities commenced operations on December 31, 1997.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 16.

(c) Represents financial information for the Pilot Small Capitalization Equity Fund from September 1, 1996, which was organized into Small Company Growth on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

        FOCUSED EQUITIES            EMERGING GROWTH                 SMALL COMPANY GROWTH
    -------------------------   -----------------------   ----------------------------------------
    YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
     3/31/99     3/31/1998(A)    3/31/99      3/31/98      3/31/99      3/31/98(B)     5/16/97(C)
--------------------------------------------------------------------------------------------------
     $ (1,308)     $   (28)     $  (1,246)    $ (2,067)    $ (1,679)     $     23       $    364
        3,566           39          3,479       89,899      (18,201)       20,876         (1,681)
       90,876        3,298        (35,342)      47,047      (83,458)       34,467         13,621
     --------      -------      ---------     --------     --------      --------       --------
       93,134        3,309        (33,109)     134,879     (103,338)       55,366         12,304
           --           --             --           --           --           (58)          (362)
           --           --             --           --           --            --             --
           --           --             --           --           --            --             (8)
           --           --             --           --           --            --             (1)
           --           --             --           --           --            --             --
          (13)          --        (43,365)     (34,129)     (22,341)       (6,839)          (357)
           --           --             (3)        (445)          --            --             --
          (12)          --         (3,190)      (1,863)        (901)         (271)           (12)
          (36)          --         (6,532)      (4,817)        (327)          (52)           (10)
           (1)          --           (320)        (260)        (217)         (153)            --
      534,792       32,469        (70,866)     (22,569)     229,621        84,929         29,256
     --------      -------      ---------     --------     --------      --------       --------
      627,864       35,778       (157,385)      70,796      102,497       132,922         40,810
       35,778           --        387,916      317,120      248,705       115,783         74,973
     --------      -------      ---------     --------     --------      --------       --------
     $663,642      $35,778      $ 230,531     $387,916     $351,202      $248,705       $115,783
     ========      =======      =========     ========     ========      ========       ========
     $     --      $    --      $      --     $     --     $ (1,069)     $    (37)      $     --
     ========      =======      =========     ========     ========      ========       ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                                 BALANCED ASSETS
                                                                    YEAR ENDED                   YEAR ENDED
                                                                  MARCH 31, 1999               MARCH 31, 1998
                                                               ---------------------       -----------------------
                                                               SHARES       DOLLARS        SHARES         DOLLARS
                                                               ---------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................      737       $  7,600         2,574       $  29,244
  Issued in exchange for Institutional Shares of Emerald
    Balanced Fund (Note 11).................................    6,310         68,185            --              --
  Issued as reinvestment of dividends.......................      220          2,295         2,583          27,578
  Redeemed..................................................   (4,378)       (45,725)      (15,564)       (169,900)
                                                               ------       --------       -------       ---------
  Net increase/(decrease)...................................    2,889       $ 32,355       (10,407)      $(113,078)
                                                               ======       ========       =======       =========
PRIMARY B SHARES:+
  Sold......................................................       --       $     --           268       $   3,019
  Issued as reinvestment of dividends.......................       11            120           133           1,404
  Redeemed..................................................     (174)        (1,835)         (736)         (7,995)
                                                               ------       --------       -------       ---------
  Net increase/(decrease)...................................     (163)      $ (1,715)         (335)      $  (3,572)
                                                               ======       ========       =======       =========
INVESTOR A SHARES:
  Sold......................................................      681       $  7,093           681       $   7,699
  Issued in exchange for Retail Shares of Emerald Balanced
    Fund (Note 11)..........................................      806          8,702            --              --
  Issued as reinvestment of dividends.......................      141          1,485           247           2,624
  Redeemed..................................................   (1,001)       (10,278)         (348)         (3,890)
                                                               ------       --------       -------       ---------
  Net increase/(decrease)...................................      627       $  7,002           580       $   6,433
                                                               ======       ========       =======       =========
INVESTOR B SHARES:
  Sold......................................................    1,397       $ 14,540           692       $   7,671
  Issued as reinvestment of dividends.......................      551          5,853         1,379          14,629
  Redeemed..................................................   (1,713)       (17,442)         (954)        (10,609)
                                                               ------       --------       -------       ---------
  Net increase/(decrease)...................................      235       $  2,951         1,117       $  11,691
                                                               ======       ========       =======       =========
INVESTOR C SHARES:
  Sold......................................................       52       $    546           124       $   1,367
  Issued as reinvestment of dividends.......................       13            141            46             486
  Redeemed..................................................      (80)          (830)         (125)         (1,390)
                                                               ------       --------       -------       ---------
  Net increase/(decrease)...................................      (15)      $   (143)           45       $     463
                                                               ======       ========       =======       =========
Total net increase/(decrease)...............................    3,573       $ 40,450        (9,000)      $ (98,063)
                                                               ======       ========       =======       =========

---------------

+ There were no longer any public shareholders of the Primary B Share class as of January 5, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                       VALUE
                                                                     YEAR ENDED                    YEAR ENDED
                                                                   MARCH 31, 1999                MARCH 31, 1998
                                                               -----------------------       -----------------------
                                                               SHARES         DOLLARS        SHARES         DOLLARS
                                                               -----------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    29,523       $ 533,366        16,610       $ 311,812
  Issued in exchange for:
    Pilot Shares of Pilot Growth and Income Fund (Note
      11)...................................................        --              --        17,843         327,257
    Assets of NationsBank Common Trust Value Equity Fund
      (Note 11).............................................        --              --        54,449         916,929
    Assets of NationsBank Common Trust Long-Term Equity Fund
      (Note 11).............................................     6,395         120,426            --              --
    Institutional Shares of Emerald Equity Value Fund
      (Note 11).............................................     1,059          19,791            --              --
  Issued as reinvestment of dividends.......................     5,598         103,270         9,342         165,845
  Redeemed..................................................   (48,601)       (877,373)      (52,590)       (998,852)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................    (6,026)      $(100,520)       45,654       $ 722,991
                                                               =======       =========       =======       =========
PRIMARY B SHARES:+
  Sold......................................................        --       $      --           207       $   3,909
  Issued as reinvestment of dividends.......................        --              --           157           2,798
  Redeemed..................................................        --              --        (1,908)        (36,315)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................        --       $      --        (1,544)      $ (29,608)
                                                               =======       =========       =======       =========
INVESTOR A SHARES:
  Sold......................................................     2,114       $  37,964         3,310       $  65,462
  Issued in exchange for:
    Class A Shares of Pilot Growth and Income Fund (Note
      11)...................................................        --              --           436           7,995
    Retail Shares of Emerald Equity Value Fund (Note 11)....       354           6,603            --              --
  Issued as reinvestment of dividends.......................       946          17,374         1,126          19,824
  Redeemed..................................................    (3,378)        (59,394)       (1,317)        (24,923)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................        36       $   2,547         3,555       $  68,358
                                                               =======       =========       =======       =========
INVESTOR B SHARES:
  Sold......................................................     1,531       $  28,200         1,418       $  32,294
  Issued in exchange for Class B Shares of Pilot Growth and
    Income Fund (Note 11)...................................        --              --           310           5,668
  Issued as reinvestment of dividends.......................     1,007          18,348         1,288          22,711
  Redeemed..................................................    (1,531)        (27,558)       (1,080)        (21,865)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................     1,007       $  18,990         1,936       $  38,808
                                                               =======       =========       =======       =========
INVESTOR C SHARES:
  Sold......................................................       206       $   3,701           503       $  10,534
  Issued as reinvestment of dividends.......................        91           1,663           145           2,530
  Redeemed..................................................      (331)         (5,838)         (307)         (5,633)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................       (34)      $    (474)          341       $   7,431
                                                               =======       =========       =======       =========
Total net increase/(decrease)...............................    (5,017)      $ (79,457)       49,942       $ 807,980
                                                               =======       =========       =======       =========

---------------

+ There were no longer any public shareholders of the Primary B Share class as of March 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                                   EQUITY INCOME
                                                                     YEAR ENDED                    YEAR ENDED
                                                                   MARCH 31, 1999                MARCH 31, 1998
                                                               -----------------------       -----------------------
                                                               SHARES         DOLLARS        SHARES         DOLLARS
                                                               -----------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    10,668       $ 124,337         6,312       $  81,040
  Issued in exchange for:
    Pilot Shares of Pilot Equity Income Fund (Note 11)......        --              --        10,972         132,321
    Assets of NationsBank Common Trust Equity Income Fund
      (Note 11).............................................        --              --        46,645         563,468
    Assets of NationsBank Common Trust Equity Income Fund
      (Note 11).............................................     4,737          62,189            --              --
  Issued as reinvestment of dividends.......................       636           8,101         1,566          19,191
  Redeemed..................................................   (31,078)       (358,488)      (16,153)       (209,588)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................   (15,037)      $(163,861)       49,342       $ 586,432
                                                               =======       =========       =======       =========
PRIMARY B SHARES:+
  Sold......................................................        --       $      --            70       $     893
  Issued as reinvestment of dividends.......................        --              --            63             762
  Redeemed..................................................        --              --          (660)         (8,640)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................        --       $      --          (527)      $  (6,985)
                                                               =======       =========       =======       =========
INVESTOR A SHARES:
  Sold......................................................     1,295       $  15,303         1,077       $  13,599
  Issued in exchange for Class A Shares of Pilot Equity
    Income Fund (Note 11)...................................        --              --           355           4,273
  Issued as reinvestment of dividends.......................       475           5,953           788           9,543
  Redeemed..................................................    (2,132)        (24,670)       (1,231)        (15,540)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................      (362)      $  (3,414)          989       $  11,875
                                                               =======       =========       =======       =========
INVESTOR B SHARES:
  Sold......................................................       989       $  12,090         1,293       $  16,797
  Issued in exchange for Class B Shares of Pilot Equity
    Income Fund (Note 11)...................................        --              --           409           4,902
  Issued as reinvestment of dividends.......................       982          12,328         1,674          20,416
  Redeemed..................................................    (2,892)        (33,271)       (1,751)        (22,947)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................      (921)      $  (8,853)        1,625       $  19,168
                                                               =======       =========       =======       =========
INVESTOR C SHARES:
  Sold......................................................        35       $     434           492       $   6,685
  Issued as reinvestment of dividends.......................        66             839           118           1,451
  Redeemed..................................................      (333)         (4,017)         (277)         (3,470)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................      (232)      $  (2,744)          333       $   4,666
                                                               =======       =========       =======       =========
Total net increase/(decrease)...............................   (16,552)      $(178,872)       51,762       $ 615,156
                                                               =======       =========       =======       =========

---------------

+ There were no longer any public shareholders of the Primary B Share class as of March 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                                   EQUITY INDEX
                                                                     YEAR ENDED                    YEAR ENDED
                                                                   MARCH 31, 1999                MARCH 31, 1998
                                                               -----------------------       -----------------------
                                                               SHARES         DOLLARS        SHARES         DOLLARS
                                                               -----------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    29,340       $ 653,241        14,925       $ 286,047
  Issued as reinvestment of dividends.......................     1,400          30,587         1,114          21,515
  Redeemed..................................................   (22,794)       (509,984)      (22,419)       (439,321)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................     7,946       $ 173,844        (6,380)      $(131,759)
                                                               =======       =========       =======       =========
PRIMARY B SHARES:+
  Sold......................................................        13       $     295           119       $   2,219
  Issued as reinvestment of dividends.......................        --               7             8             142
  Redeemed..................................................       (19)           (450)         (468)         (9,016)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................        (6)      $    (148)         (341)      $  (6,655)
                                                               =======       =========       =======       =========
INVESTOR A SHARES:
  Sold......................................................       459       $  10,251           201       $   3,881
  Issued as reinvestment of dividends.......................        13             279             6             114
  Redeemed..................................................      (123)         (2,855)         (163)         (2,962)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................       349       $   7,675            44       $   1,033
                                                               =======       =========       =======       =========
Total net increase/(decrease)...............................     8,289       $ 181,371        (6,677)      $(137,381)
                                                               =======       =========       =======       =========

---------------

+ There were no longer any public shareholders of the Primary B Share class as of February 15, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                                 GROWTH & INCOME
                                                                     YEAR ENDED                    YEAR ENDED
                                                                   MARCH 31, 1999              MARCH 31, 1998(A)
                                                               -----------------------       ----------------------
                                                               SHARES         DOLLARS        SHARES         DOLLARS
                                                               ----------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    4,035         $ 54,522         210          $ 2,117
  Issued as reinvestment of dividends.......................       --*               3          --               --
  Redeemed..................................................     (741)          (9,475)         (1)             (11)
                                                               ------         --------       -----          -------
  Net increase/(decrease)...................................    3,294         $ 45,050         209          $ 2,106
                                                               ======         ========       =====          =======
INVESTOR A SHARES:
  Sold......................................................    3,300         $ 41,279         100          $ 1,117
  Issued as reinvestment of dividends.......................       --*               1          --               --
  Redeemed..................................................     (493)          (6,453)         (5)             (55)
                                                               ------         --------       -----          -------
  Net increase/(decrease)...................................    2,807         $ 34,827          95          $ 1,062
                                                               ======         ========       =====          =======
INVESTOR B SHARES:
  Sold......................................................    6,484         $ 84,968         664          $ 7,350
  Issued as reinvestment of dividends.......................       --*               9          --               --
  Redeemed..................................................     (457)          (5,812)         (6)             (71)
                                                               ------         --------       -----          -------
  Net increase/(decrease)...................................    6,027         $ 79,165         658          $ 7,279
                                                               ======         ========       =====          =======
INVESTOR C SHARES:
  Sold......................................................      197         $  2,723          43          $   502
  Issued as reinvestment of dividends.......................       --*              --*         --               --
  Redeemed..................................................      (23)            (295)         --               --
                                                               ------         --------       -----          -------
  Net increase/(decrease)...................................      174         $  2,428          43          $   502
                                                               ======         ========       =====          =======
Total net increase/(decrease)...............................   12,302         $161,470       1,005          $10,949
                                                               ======         ========       =====          =======

---------------

 *  Amount represents less than 500 shares and $500.

(a) Growth and Income commenced operations on December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                 STRATEGIC EQUITY
                                                                   PERIOD ENDED
                                                                 MARCH 31, 1999(A)
                                                               ---------------------
                                                               SHARES       DOLLARS
                                                               ---------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   20,226       $202,441
  Issued as reinvestment of dividends.......................       --             --
  Redeemed..................................................     (970)       (12,028)
                                                               ------       --------
  Net increase/(decrease)...................................   19,256       $190,413
                                                               ======       ========
Total net increase/(decrease)...............................   19,256       $190,413
                                                               ======       ========

---------------

(a) Strategic Equity commenced operations on October 2, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                                  CAPITAL GROWTH
                                                                     YEAR ENDED                    YEAR ENDED
                                                                   MARCH 31, 1999                MARCH 31, 1998
                                                               -----------------------       -----------------------
                                                               SHARES         DOLLARS        SHARES         DOLLARS
                                                               -----------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    14,323       $ 183,544         6,334       $  78,066
  Issued in exchange for:
    Assets of NationsBank Common Trust Capital Growth Fund
      (Note 11).............................................        --              --        44,251         469,944
    Assets of NationsBank Common Trust Equity Funds for
      Personal Trust (Note 11)..............................        --              --         5,062          53,754
  Issued as reinvestment of dividends.......................     5,911          65,638         9,411         105,982
  Redeemed..................................................   (24,584)       (296,237)      (45,061)       (537,766)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................    (4,350)      $ (47,055)       19,997       $ 169,980
                                                               =======       =========       =======       =========
PRIMARY B SHARES:+
  Sold......................................................        --       $      --            96       $   1,136
  Issued as reinvestment of dividends.......................         6              61           177           1,992
  Redeemed..................................................       (26)           (283)       (1,311)        (16,042)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................       (20)      $    (222)       (1,038)      $ (12,914)
                                                               =======       =========       =======       =========
INVESTOR A SHARES:
  Sold......................................................     2,165       $  24,731         2,778       $  33,436
  Issued as reinvestment of dividends.......................       811           8,950           620           6,941
  Redeemed..................................................    (1,821)        (20,456)       (1,879)        (23,315)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................     1,155       $  13,225         1,519       $  17,062
                                                               =======       =========       =======       =========
INVESTOR B SHARES:
  Sold......................................................       889       $  10,383           352       $   4,213
  Issued as reinvestment of dividends.......................     1,294          13,706         1,252          13,690
  Redeemed..................................................      (994)        (11,322)         (623)         (7,430)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................     1,189       $  12,767           981       $  10,473
                                                               =======       =========       =======       =========
INVESTOR C SHARES:
  Sold......................................................       113       $   1,473           149       $   1,808
  Issued as reinvestment of dividends.......................       112           1,200           165           1,809
  Redeemed..................................................      (367)         (4,213)         (336)         (3,920)
                                                               -------       ---------       -------       ---------
  Net increase/(decrease)...................................      (142)      $  (1,540)          (22)      $    (303)
                                                               =======       =========       =======       =========
Total net increase/(decrease)...............................    (2,168)      $ (22,825)       21,437       $ 184,298
                                                               =======       =========       =======       =========

---------------

+ There were no longer any public shareholders of the Primary B Share class as of December 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                               DISCIPLINED EQUITY
                                                                     YEAR ENDED                   YEAR ENDED
                                                                   MARCH 31, 1999               MARCH 31, 1998
                                                               ----------------------       ----------------------
                                                               SHARES        DOLLARS        SHARES        DOLLARS
                                                               ---------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   5,761        $ 122,198       3,960        $  81,039
  Issued in exchange for:
    Pilot Shares of Pilot Growth Fund (Note 11).............      --               --       2,069           37,389
    Assets of NationsBank Common Trust Growth Stock Fund
      (Note 11).............................................   2,279           47,340          --               --
    Assets of NationsBank Common Trust Oklahoma Growth Stock
      Fund (Note 11)........................................     205            4,245          --               --
    Institutional Shares of Emerald Equity Fund (Note 11)...   11,872         249,848          --               --
  Issued as reinvestment of dividends.......................     596           12,584         736           13,934
  Redeemed..................................................   (9,046)       (192,810)      (6,216)       (126,868)
                                                               ------       ---------       ------       ---------
  Net increase/(decrease)...................................   11,667       $ 243,405         549        $   5,494
                                                               ======       =========       ======       =========
PRIMARY B SHARES:+
  Sold......................................................      --        $      --           8        $     157
  Issued as reinvestment of dividends.......................      --               --           1               28
  Redeemed..................................................      --               --         (70)          (1,439)
                                                               ------       ---------       ------       ---------
  Net increase/(decrease)...................................      --        $      --         (61)       $  (1,254)
                                                               ======       =========       ======       =========
INVESTOR A SHARES:
  Sold......................................................   3,454        $  71,438         733        $  14,589
  Issued in exchange for:
    Class A Shares of Pilot Growth Fund (Note 11)...........      --               --          12              223
    Retail Shares of Emerald Equity Fund (Note 11)..........   2,242           47,004          --               --
  Issued as reinvestment of dividends.......................     132            2,780         103            1,934
  Redeemed..................................................   (3,913)        (80,705)       (235)          (4,755)
                                                               ------       ---------       ------       ---------
  Net increase/(decrease)...................................   1,915        $  40,517         613        $  11,991
                                                               ======       =========       ======       =========
INVESTOR B SHARES:
  Sold......................................................     672        $  13,830         592        $  11,777
  Issued in exchange for Class B Shares of Pilot Growth Fund
    (Note 11)...............................................      --               --           8              139
  Issued as reinvestment of dividends.......................     183            3,754         270            5,025
  Redeemed..................................................    (359)          (7,232)       (218)          (4,252)
                                                               ------       ---------       ------       ---------
  Net increase/(decrease)...................................     496        $  10,352         652        $  12,689
                                                               ======       =========       ======       =========
INVESTOR C SHARES:
  Sold......................................................      35        $     723          53        $   1,059
  Issued as reinvestment of dividends.......................       6              118           8              154
  Redeemed..................................................     (24)            (498)        (30)            (633)
                                                               ------       ---------       ------       ---------
  Net increase/(decrease)...................................      17        $     343          31        $     580
                                                               ======       =========       ======       =========
Total net increase/(decrease)...............................   14,095       $ 294,617       1,784        $  29,500
                                                               ======       =========       ======       =========

---------------

+ There were no longer any public shareholders of the Primary B Share class as of March 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                                FOCUSED EQUITIES
                                                                     YEAR ENDED                  PERIOD ENDED
                                                                   MARCH 31, 1999              MARCH 31, 1998(A)
                                                               ----------------------        ---------------------
                                                               SHARES        DOLLARS         SHARES        DOLLARS
                                                               ---------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   6,465         $ 91,675          726         $ 7,832
  Issued as reinvestment of dividends.......................      --*              11           --              --
  Redeemed..................................................    (873)         (11,954)          --*             (3)
                                                               ------        --------        -----         -------
  Net increase/(decrease)...................................   5,592         $ 79,732          726         $ 7,829
                                                               ======        ========        =====         =======
INVESTOR A SHARES:
  Sold......................................................   14,569        $219,849          514         $ 5,758
  Issued as reinvestment of dividends.......................      --*              12           --              --
  Redeemed..................................................    (833)         (11,959)         (15)           (168)
                                                               ------        --------        -----         -------
  Net increase/(decrease)...................................   13,736        $207,902          499         $ 5,590
                                                               ======        ========        =====         =======
INVESTOR B SHARES:
  Sold......................................................   17,825        $250,192        1,701         $18,783
  Issued as reinvestment of dividends.......................       3               35           --              --
  Redeemed..................................................   (1,076)        (15,197)         (15)           (164)
                                                               ------        --------        -----         -------
  Net increase/(decrease)...................................   16,752        $235,030        1,686         $18,619
                                                               ======        ========        =====         =======
INVESTOR C SHARES:
  Sold......................................................     809         $ 12,547           39         $   431
  Issued as reinvestment of dividends.......................      --*              --*          --              --
  Redeemed..................................................     (27)            (419)          --              --
                                                               ------        --------        -----         -------
  Net increase/(decrease)...................................     782         $ 12,128           39         $   431
                                                               ======        ========        =====         =======
Total net increase/(decrease)...............................   36,862        $534,792        2,950         $32,469
                                                               ======        ========        =====         =======

---------------

 *  Amount represents less than 500 shares and $500.

(a) Focused Equities commenced operations on December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                            EMERGING GROWTH
                                                                   YEAR ENDED              YEAR ENDED
                                                                 MARCH 31, 1999          MARCH 31, 1998
                                                              --------------------    --------------------
                                                              SHARES      DOLLARS     SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    2,838    $  39,174      3,096    $  44,791
  Issued in exchange for:
    Assets of NationsBank Common Trust Emerging Growth Fund
      (Note 11).............................................       --           --      7,086      103,027
  Issued as reinvestment of dividends.......................    1,415       20,768      1,624       23,698
  Redeemed..................................................  (10,129)    (129,391)   (13,362)    (199,704)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................   (5,876)   $ (69,449)    (1,556)   $ (28,188)
                                                              =======    =========    =======    =========
PRIMARY B SHARES:+
  Sold......................................................       --    $      --         98    $   1,358
  Issued as reinvestment of dividends.......................       --*           3         29          425
  Redeemed..................................................       (2)         (23)      (352)      (5,177)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................       (2)   $     (20)      (225)   $  (3,394)
                                                              =======    =========    =======    =========
INVESTOR A SHARES:
  Sold......................................................   23,995    $ 284,885      1,655    $  24,208
  Issued as reinvestment of dividends.......................      192        2,766        116        1,645
  Redeemed..................................................  (24,128)    (287,495)    (1,401)     (20,185)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................       59    $     156        370    $   5,668
                                                              =======    =========    =======    =========
INVESTOR B SHARES:
  Sold......................................................      295    $   3,696        368    $   5,386
  Issued as reinvestment of dividends.......................      469        6,405        340        4,707
  Redeemed..................................................     (974)     (11,323)      (502)      (7,132)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................     (210)   $  (1,222)       206    $   2,961
                                                              =======    =========    =======    =========
INVESTOR C SHARES:
  Sold......................................................       54    $     622         97    $   1,349
  Issued as reinvestment of dividends.......................       23          319         18          260
  Redeemed..................................................     (110)      (1,272)       (87)      (1,225)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................      (33)   $    (331)        28    $     384
                                                              =======    =========    =======    =========
Total net increase/(decrease)...............................   (6,062)   $ (70,866)    (1,177)   $ (22,569)
                                                              =======    =========    =======    =========

---------------

* Amount represents less than 500 shares.

+ There were no longer any public shareholders of the Primary B Share class as of June 11, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                                    SMALL COMPANY GROWTH
                                                                                         PERIOD ENDED
                                                                  YEAR ENDED              MARCH 31,             PERIOD ENDED
                                                                MARCH 31, 1999            1998(A)(B)          MAY 15, 1997(C)
                                                             --------------------    --------------------    ------------------
                                                             SHARES      DOLLARS     SHARES      DOLLARS     SHARES    DOLLARS
                                                             ------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold.....................................................   15,945    $ 214,344     9,153      $125,787    3,463     $ 39,823
  Issued in exchange for:
    Assets of NationsBank Common Trust Special Equity Fund
      (Note 11)............................................      464        7,075        --            --       --           --
    Institutional Shares of Emerald Small Capitalization
      Fund (Note 11).......................................    9,319      139,205        --            --       --           --
  Issued as reinvestment of dividends......................    1,069       14,012       110         1,586        8           97
  Redeemed.................................................  (13,195)    (161,496)   (3,417)      (47,093)   (1,023)    (11,850)
                                                             -------    ---------    ------      --------    ------    --------
  Net increase/(decrease)..................................   13,602    $ 213,140     5,846      $ 80,280    2,448     $ 28,070
                                                             =======    =========    ======      ========    ======    ========
INVESTOR A SHARES:
  Sold.....................................................    8,141    $  95,698       234      $  3,339       88     $  1,016
  Issued in exchange for:
    Retail Shares of Emerald Small Capitalization Fund
      (Note 11)............................................      933       13,883        --            --       --           --
  Issued as reinvestment of dividends......................       64          828        18           260        2           20
  Redeemed.................................................   (8,156)     (96,977)     (128)       (1,747)     (29)        (332)
                                                             -------    ---------    ------      --------    ------    --------
  Net increase/(decrease)..................................      982    $  13,432       124      $  1,852       61     $    704
                                                             =======    =========    ======      ========    ======    ========
INVESTOR B SHARES:
  Sold.....................................................      353    $   4,713       224      $  3,173       58     $    660
  Issued as reinvestment of dividends......................       25          322         4            51        1           10
  Redeemed.................................................     (139)      (1,729)     (230)       (3,443)     (16)        (188)
                                                             -------    ---------    ------      --------    ------    --------
  Net increase/(decrease)..................................      239    $   3,306        (2)     $   (219)      43     $    482
                                                             =======    =========    ======      ========    ======    ========
INVESTOR C SHARES:
  Sold.....................................................       13    $     177       225      $  3,399       --     $     --
  Issued as reinvestment of dividends......................       15          213        10           149       --           --
  Redeemed.................................................      (55)        (647)      (37)         (532)      --           --
                                                             -------    ---------    ------      --------    ------    --------
  Net increase/(decrease)..................................      (27)   $    (257)      198      $  3,016       --     $     --
                                                             =======    =========    ======      ========    ======    ========
Total net increase/(decrease)..............................   14,796    $ 229,621     6,166      $ 84,929    2,552     $ 29,256
                                                             =======    =========    ======      ========    ======    ========

---------------

(a) Small Company Growth's Investor C Shares commenced operations on September 22, 1997.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 16.

(c) Represents financial information for the Pilot Small Capitalization Equity Fund from September 1, 1996, which was reorganized into Nations Small Company Growth Fund on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         NET         NET INCREASE/
                                           NET ASSET                 REALIZED AND    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                             VALUE        NET         UNREALIZED       NET ASSET      FROM NET      FROM NET
                                           BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                           OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                           ------------------------------------------------------------------------------------
BALANCED ASSETS
PRIMARY A
Year ended 3/31/1999#....................   $11.49       $0.26          $(0.39)         $(0.13)        $(0.23)       $(0.74)
Year ended 3/31/1998.....................    11.15        0.29            2.68            2.97          (0.29)        (2.34)
Year ended 3/31/1997.....................    11.65        0.39            1.03            1.42          (0.38)        (1.54)
Period ended 3/31/1996(a)................    12.68        0.11            0.45            0.56          (0.18)        (1.41)
Year ended 11/30/1995....................    10.44        0.38            2.21            2.59          (0.33)        (0.02)
Year ended 11/30/1994....................    10.87        0.25           (0.43)          (0.18)         (0.25)           --
PRIMARY B
Year ended 3/31/1999#+++.................   $11.50       $0.15          $(0.20)         $(0.05)        $(0.14)       $(0.74)
Year ended 3/31/1998.....................    11.14        0.23            2.70            2.93          (0.23)        (2.34)
Period ended 3/31/1997*..................    11.87        0.21            0.85            1.06          (0.25)        (1.54)
INVESTOR A
Year ended 3/31/1999#....................   $11.47       $0.23          $(0.38)         $(0.15)        $(0.20)       $(0.74)
Year ended 3/31/1998.....................    11.13        0.27            2.68            2.95          (0.27)        (2.34)
Year ended 3/31/1997.....................    11.64        0.34            1.05            1.39          (0.36)        (1.54)
Period ended 3/31/1996(a)................    12.66        0.11            0.45            0.56          (0.17)        (1.41)
Year ended 11/30/1995....................    10.42        0.34            2.23            2.57          (0.31)        (0.02)
Year ended 11/30/1994....................    10.86        0.22           (0.44)          (0.22)         (0.22)           --
INVESTOR B
Year ended 3/31/1999#....................   $11.45       $0.15          $(0.38)         $(0.23)        $(0.12)       $(0.74)
Year ended 3/31/1998.....................    11.11        0.19            2.68            2.87          (0.19)        (2.34)
Year ended 3/31/1997.....................    11.62        0.29            1.04            1.33          (0.30)        (1.54)
Period ended 3/31/1996(a)................    12.63        0.09            0.45            0.54          (0.14)        (1.41)
Year ended 11/30/1995....................    10.40        0.28            2.22            2.50          (0.25)        (0.02)
Year ended 11/30/1994....................    10.85        0.17           (0.44)          (0.27)         (0.18)           --
INVESTOR C
Year ended 3/31/1999#....................   $11.41       $0.15          $(0.38)         $(0.23)        $(0.12)       $(0.74)
Year ended 3/31/1998.....................    11.08        0.20            2.67            2.87          (0.20)        (2.34)
Year ended 3/31/1997.....................    11.60        0.33            1.02            1.35          (0.33)        (1.54)
Period ended 3/31/1996(a)................    12.61        0.09            0.45            0.54          (0.14)        (1.41)
Year ended 11/30/1995....................    10.38        0.26            2.21            2.47          (0.22)        (0.02)
Year ended 11/30/1994....................    10.82        0.14           (0.43)          (0.29)         (0.15)           --

---------------

 * Balanced Assets Primary B Shares commenced operations on June 28, 1996.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ At March 31, 1999, there were no public shareholders in the Primary B Share class. All publicly held Primary B Shares were redeemed on January 5, 1999. The amounts reflected are for the period April 1, 1998 to January 5, 1999.

 # Per share net investment income has been calculated using the monthly average share method.

(a) Fiscal year changed to March 31. Prior to this, the fiscal year end was November 30.

(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

(d) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
       $(0.97)       $10.39      (1.20)%    $ 48,373       1.00%(b)(c)     2.43%        126%          1.00%(b)
        (2.63)        11.49      30.35        20,299    1.08(b)(c)        2.70          276           1.08(b)
        (1.92)        11.15      12.50       135,731    1.00(b)           3.31          264           1.00(b)
        (1.59)        11.65       4.90       164,215       1.00+          2.91+          83           1.00+
        (0.35)        12.68      25.27       163,198       0.99           3.25          174           0.99
        (0.25)        10.44      (1.73)      162,215       0.98           2.31          156           0.99
       $(0.88)       $10.57      (0.39)%    $     --(d)     1.15%+(b)(c)      2.28%+     126%         1.60%+(b)
        (2.57)        11.50      29.90         1,868       1.58(b)(c)     2.20          276           1.58(b)
        (1.79)        11.14       9.06         5,537       1.50+(b)       2.81+         264           1.50+(b)
       $(0.94)       $10.38      (1.36)%    $ 20,979       1.25%(b)(c)     2.18%        126%          1.25%(b)
        (2.61)        11.47      30.13        16,009    1.33(b)(c)        2.45          276           1.33(b)
        (1.90)        11.13      12.18         9,075    1.25(b)           3.06          264           1.25(b)
        (1.58)        11.64       4.86         6,261       1.25+          2.66+          83           1.25+
        (0.33)        12.66      25.01         5,276       1.24           3.00          174           1.24
        (0.22)        10.42      (2.02)        4,881       1.23           2.06          156           1.24
       $(0.86)       $10.36      (2.13)%    $ 73,735       2.00%(b)(c)     1.43%        126%          2.00%(b)
        (2.53)        11.45      29.35        78,813    2.00(b)(c)        1.78          276           2.00(b)
        (1.84)        11.11      11.62        64,058    1.75(b)           2.56          264           1.75(b)
        (1.55)        11.62       4.69        65,764       1.75+          2.16+          83           1.75+
        (0.27)        12.63      24.35        62,275       1.74           2.50          174           1.74
        (0.18)        10.40      (2.51)       52,905       1.73           1.56          156           1.74
       $(0.86)       $10.32      (2.17)%    $  1,614       2.00%(b)(c)     1.43%        126%          2.00%(b)
        (2.54)        11.41      29.43         1,947    1.91(b)(c)        1.87          276           1.91(b)
        (1.87)        11.08      11.85         1,396    1.50(b)           2.81          264           1.50(b)
        (1.55)        11.60       4.71         1,187       1.62+          2.29+          83           1.62+
        (0.24)        12.61      24.03           992       1.99           2.25          174           1.99
        (0.15)        10.38      (2.72)          951       1.98           1.31          156           1.99

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    NET         NET INCREASE/
                                   NET ASSET                    REALIZED AND    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                     VALUE          NET          UNREALIZED       NET ASSET      FROM NET      FROM NET
                                   BEGINNING    INVESTMENT     GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                   OF PERIOD   INCOME/(LOSS)    INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                   ---------------------------------------------------------------------------------------
VALUE
PRIMARY A
Year ended 3/31/1999#............   $19.92        $ 0.13           $ 0.64          $ 0.77         $(0.14)       $(2.39)
Year ended 3/31/1998#............    17.87          0.20             5.98            6.18          (0.19)        (3.94)
Year ended 3/31/1997.............    16.60          0.26             2.69            2.95          (0.26)        (1.42)
Period ended 3/31/1996(a)........    16.21          0.07             1.06            1.13          (0.12)        (0.62)
Year ended 11/30/1995............    12.98          0.27             3.91            4.18          (0.28)        (0.67)
Year ended 11/30/1994............    13.74          0.24            (0.23)           0.01          (0.23)        (0.54)
INVESTOR A
Year ended 3/31/1999#............   $19.92        $ 0.09           $ 0.63          $ 0.72         $(0.09)       $(2.39)
Year ended 3/31/1998#............    17.87          0.15             5.98            6.13          (0.14)        (3.94)
Year ended 3/31/1997.............    16.60          0.21             2.70            2.91          (0.22)        (1.42)
Period ended 3/31/1996(a)........    16.21          0.05             1.06            1.11          (0.10)        (0.62)
Year ended 11/30/1995............    12.98          0.23             3.92            4.15          (0.25)        (0.67)
Year ended 11/30/1994............    13.72          0.20            (0.20)           0.00          (0.20)        (0.54)
INVESTOR B
Year ended 3/31/1999#............   $19.81        $(0.05)          $ 0.63          $ 0.58         $   --        $(2.39)
Year ended 3/31/1998#............    17.81          0.02             5.96            5.98          (0.04)        (3.94)
Year ended 3/31/1997.............    16.55          0.14             2.68            2.82          (0.14)        (1.42)
Period ended 3/31/1996(a)........    16.15          0.03             1.05            1.08          (0.06)        (0.62)
Year ended 11/30/1995............    12.94          0.17             3.89            4.06          (0.18)        (0.67)
Year ended 11/30/1994............    13.71          0.15            (0.22)          (0.07)         (0.16)        (0.54)
INVESTOR C
Year ended 3/31/1999#............   $19.75        $(0.02)          $ 0.65          $ 0.63         $(0.01)       $(2.39)
Year ended 3/31/1998#............    17.75          0.04             5.95            5.99          (0.05)        (3.94)
Year ended 3/31/1997.............    16.50          0.17             2.68            2.85          (0.18)        (1.42)
Period ended 3/31/1996(a)........    16.09          0.04             1.05            1.09          (0.06)        (0.62)
Year ended 11/30/1995............    12.90          0.13             3.88            4.01          (0.15)        (0.67)
Year ended 11/30/1994............    13.64          0.12            (0.22)          (0.10)         (0.10)        (0.54)

---------------

  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF     RATIO OF NET                  RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/LOSS    PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD       AVERAGE      TO AVERAGE    TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
    ------------------------------------------------------------------------------------------------------------
       $(2.53)       $18.16       4.15%    $1,939,704      0.94%(b)(c)     0.76%        38%           0.94%(b)
        (4.13)        19.92      38.53     2,248,460       0.95(b)        1.04          79         0.95(b)
        (1.68)        17.87      18.07     1,200,853       0.97(b)        1.51          47         0.97(b)
        (0.74)        16.60       7.20       998,957       0.96+          1.30+         12           0.96+
        (0.95)        16.21      34.53       956,669       0.94           1.90          63            0.94
        (0.77)        12.98      (0.08)      799,743       0.93           1.85          75            0.93
       $(2.48)       $18.16       3.96%    $ 136,691       1.19%(b)(c)     0.51%        38%           1.19%(b)
        (4.08)        19.92      38.22       149,167       1.20(b)        0.79          79         1.20(b)
        (1.64)        17.87      17.80        70,305       1.22(b)        1.26          47         1.22(b)
        (0.72)        16.60       7.07        54,341       1.21+          1.05+         12           1.21+
        (0.92)        16.21      34.22        48,440       1.19           1.65          63            1.19
        (0.74)        12.98      (0.17)       35,445       1.18           1.60          75            1.18
       $(2.39)       $18.00       3.11%    $ 154,025       1.94%(b)(c)    (0.24)%       38%           1.94%(b)
        (3.98)        19.81      37.29       149,635       1.87(b)        0.12          79         1.87(b)
        (1.56)        17.81      17.21        99,999       1.72(b)        0.76          47         1.72(b)
        (0.68)        16.55       6.90        88,861       1.71+          0.55+         12           1.71+
        (0.85)        16.15      33.55        83,699       1.69           1.15          63            1.69
        (0.70)        12.94      (0.69)       42,530       1.68           1.10          75            1.68
       $(2.40)       $17.98       3.39%    $  12,106       1.70%(b)(c)     0.00%        38%           1.94%(b)
        (3.99)        19.75      37.55        13,969       1.78(b)        0.21          79         1.78(b)
        (1.60)        17.75      17.51         6,519       1.47(b)        1.01          47         1.47(b)
        (0.68)        16.50       6.99         4,633       1.58+          0.68+         12           1.58+
        (0.82)        16.09      33.15         4,185       1.94           0.90          63            1.94
        (0.64)        12.90      (0.92)        2,983       1.93           0.85          75            1.93

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    NET         NET INCREASE/
                                      NET ASSET                 REALIZED AND    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                        VALUE        NET         UNREALIZED       NET ASSET      FROM NET      FROM NET
                                      BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                      OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                      ------------------------------------------------------------------------------------
EQUITY INCOME
PRIMARY A
Year ended 3/31/1999#..............    $13.94       $0.23          $(1.45)         $(1.22)        $(0.23)       $(1.13)
Year ended 3/31/1998#..............     12.30        0.29            3.79            4.08          (0.28)        (2.16)
Year ended 3/31/1997...............     13.14        0.43            1.55            1.98          (0.41)        (2.41)
Period ended 3/31/1996(a)..........     11.81        0.30            1.77            2.07          (0.37)        (0.37)
Year ended 5/31/1995...............     11.43        0.42            1.11            1.53          (0.42)        (0.73)
Year ended 5/31/1994...............     12.06        0.38            0.22            0.60          (0.42)        (0.81)
INVESTOR A
Year ended 3/31/1999#..............    $13.89       $0.20          $(1.45)         $(1.25)        $(0.20)       $(1.13)
Year ended 3/31/1998#..............     12.26        0.26            3.77            4.03          (0.24)        (2.16)
Year ended 3/31/1997...............     13.11        0.36            1.58            1.94          (0.38)        (2.41)
Period ended 3/31/1996(a)..........     11.78        0.27            1.77            2.04          (0.34)        (0.37)
Year ended 5/31/1995...............     11.41        0.40            1.10            1.50          (0.40)        (0.73)
Year ended 5/31/1994...............     12.02        0.37            0.21            0.58          (0.38)        (0.81)
INVESTOR B
Year ended 3/31/1999#..............    $13.87       $0.11          $(1.45)         $(1.34)        $(0.09)       $(1.13)
Year ended 3/31/1998#..............     12.25        0.17            3.77            3.94          (0.16)        (2.16)
Year ended 3/31/1997...............     13.10        0.31            1.57            1.88          (0.32)        (2.41)
Period ended 3/31/1996(a)..........     11.77        0.22            1.76            1.98          (0.28)        (0.37)
Year ended 5/31/1995...............     11.40        0.34            1.11            1.45          (0.35)        (0.73)
Period ended 5/31/1994*............     11.98        0.37            0.22            0.59          (0.36)        (0.81)
INVESTOR C
Year ended 3/31/1999#..............    $14.01       $0.12          $(1.44)         $(1.32)        $(0.11)       $(1.13)
Year ended 3/31/1998#..............     12.35        0.18            3.83            4.01          (0.19)        (2.16)
Year ended 3/31/1997...............     13.19        0.33            1.59            1.92          (0.35)        (2.43)
Period ended 3/31/1996(a)..........     11.83        0.21            1.78            1.99          (0.26)        (0.37)
Year ended 5/31/1995...............     11.47        0.32            1.08            1.40          (0.31)        (0.73)
Year ended 5/31/1994...............     12.04        0.28            0.21            0.49          (0.25)        (0.81)

---------------

 * Equity Income Investor B Shares commenced operations on June 7, 1993, respectively.

 + Annualized

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average share method.

(a) Fiscal year changed to March 31. Prior to this, the fiscal year end was May 31.

(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 001%.

(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF     RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES      INCOME TO     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE      AVERAGE      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------
   $(1.36)       $11.36       (9.40)%   $575,076       0.80%(b)(c)     1.92%         69%           0.80%(b)
    (2.44)        13.94       37.21      915,630    0.86(b)           2.22           74            0.86(b)
    (2.82)        12.30       15.62      200,772    0.91(b)           3.09          102            0.91(b)
    (0.74)        13.14       17.98      283,142       0.90+         2.84+           59            0.90+
    (1.15)        11.81       14.79      283,082       0.92           3.75          158            0.93
    (1.23)        11.43        5.00      225,740       0.94           3.41          116            0.95
   $(1.33)       $11.31       (9.87)%   $ 51,278       1.05%(b)(c)     1.67%         69%           1.05%(b)
    (2.40)        13.89       36.92       68,006    1.11(b)           1.97           74            1.11(b)
    (2.79)        12.26       15.30       47,891    1.16(b)           2.84          102            1.16(b)
    (0.71)        13.11       17.75       42,606       1.15+         2.59+           59            1.15+
    (1.13)        11.78       14.53       35,538       1.17           3.50          158            1.18
    (1.19)        11.41        4.74       33,691       1.19           3.16          116            1.20
   $(1.22)       $11.31      (10.49)%   $107,747       1.80%(b)(c)     0.92%         69%           1.80%(b)
    (2.32)        13.87       36.02      144,929    1.78(b)           1.30           74            1.78(b)
    (2.73)        12.25       14.76      108,055    1.66(b)           2.34          102            1.66(b)
    (0.65)        13.10       17.21      104,026       1.65+         2.09+           59            1.65+
    (1.08)        11.77       14.03       75,371       1.67           3.00          158            1.68
    (1.17)        11.40        4.84       46,043       1.69+         2.66+          116            1.70+
   $(1.24)       $11.45      (10.28)%   $  5,801       1.64%(b)(c)     1.08%         69%           1.80%(b)
    (2.35)        14.01       36.28       10,348    1.69(b)           1.39           74            1.69(b)
    (2.76)        12.35       15.01        5,007    1.41(b)           2.59          102            1.41(b)
    (0.63)        13.19       17.20        4,612       1.75+         1.99+           59            1.75+
    (1.04)        11.83       13.49        4,278       1.92           2.75          158            1.93
    (1.06)        11.47        3.96        4,221       1.94           2.41          116            1.95

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    NET         NET INCREASE/
                                      NET ASSET                 REALIZED AND    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                        VALUE        NET         UNREALIZED       NET ASSET      FROM NET      FROM NET
                                      BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                      OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                      ------------------------------------------------------------------------------------
EQUITY INDEX
PRIMARY A
Year ended 3/31/1999...............    $22.41       $0.26          $ 3.63           $3.89         $(0.25)       $(0.99)
Year ended 3/31/1998#..............     15.89        0.27            7.11            7.38          (0.27)        (0.59)
Year ended 3/31/1997...............     13.58        0.26            2.36            2.62          (0.26)        (0.05)
Period ended 3/31/1996(a)..........     12.91        0.08            0.86            0.94          (0.13)        (0.14)
Year ended 11/30/1995..............      9.84        0.28            3.20            3.48          (0.28)        (0.13)
Period ended 11/30/1994*...........     10.00        0.24           (0.21)           0.03          (0.19)           --
PRIMARY B
Year ended 3/31/1999+++............    $22.46       $0.14          $ 2.54           $2.68         $(0.13)       $(0.99)
Year ended 3/31/1998#..............     15.89        0.18            7.12            7.30          (0.14)        (0.59)
Period ended 3/31/1997*............     14.13        0.16            1.80            1.96          (0.15)        (0.05)
INVESTOR A
Year ended 3/31/1999...............    $22.31       $0.19          $ 3.63           $3.82         $(0.20)       $(0.99)
Year ended 3/31/1998#..............     15.87        0.21            7.05            7.26          (0.23)        (0.59)
Year ended 3/31/1997...............     13.58        0.25            2.32            2.57          (0.23)        (0.05)
Period ended 3/31/1996(a)..........     12.91        0.06            0.87            0.93          (0.12)        (0.14)
Year ended 11/30/1995*.............     12.29        0.03            0.59            0.62             --            --

---------------

 * Equity Index's Primary A, Primary B and Investor A Shares commenced operations on December 15, 1993, June 28, 1996 and October 10, 1995, respectively.

 + Annualized

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ At March 31, 1999, there were no public shareholders in the Primary B Share class. All publicly held Primary B Shares were redeemed on February 15, 1999. The amounts reflected are for the period April 1, 1998 to February 15, 1999.

 # Per share net investment income has been calculated using the monthly average share method.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                           WITHOUT WAIVERS
                                                                 RATIO OF NET                              AND/OR EXPENSE
                                                                  OPERATING                                REIMBURSEMENTS
                                                                 EXPENSES TO                               ---------------
                                                     RATIO OF      AVERAGE      RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     NET ASSETS     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES     INCLUDING      INCOME TO     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE     INTEREST       AVERAGE      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     EXPENSES      NET ASSETS      RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
                 $25.06      18.26%     $933,313       0.35%(b)        --           1.17%           4%           0.71%(b)
   $(1.24)
                  22.41      47.38       656,523    0.35(b)          0.36%          1.39           26            0.66(b)
    (0.86)
                  15.89      19.41       567,039    0.35(b)            --           1.91            5            0.70(b)
    (0.31)
                  13.58       7.33       192,388       0.35+        0.35+          1.99+            2            0.73+
    (0.27)
                  12.91      36.35       145,021       0.37          0.38           2.44           18            0.78
    (0.41)
                   9.84       0.29       123,147       0.35+           --          2.64+           14            0.79+
    (0.19)
                 $24.02      12.48%     $     --(c)    0.85%+(b)       --           0.67+%          4%           1.31%+(b)
   $(1.12)
                  22.46      46.75           123    0.85(b)          0.86%          0.89           26            1.16(b)
    (0.73)
                  15.89      13.93         5,505       0.85+(b)        --          1.41+            5            1.20+(b)
    (0.20)
                 $24.94      18.00%     $ 13,827       0.60%(b)        --           0.92%           4%           0.96%(b)
   $(1.19)
                  22.31      46.58         4,595    0.60(b)          0.61%          1.14           26            0.91(b)
    (0.82)
                  15.87      19.06         2,574    0.60(b)            --           1.66            5            0.95(b)
    (0.28)
                  13.58       7.26            95       0.35+        0.35+          1.99+            2            0.73+
    (0.26)
                  12.91       5.04            11       0.62+        0.63+          2.19+           18            1.03+
       --

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    NET         NET INCREASE/
                                      NET ASSET                 REALIZED AND    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                        VALUE        NET         UNREALIZED       NET ASSET      FROM NET      FROM NET
                                      BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                      OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                      ------------------------------------------------------------------------------------
GROWTH & INCOME
PRIMARY A
Year ended 3/31/1999#..............    $12.03       $ 0.00         $2.89            $2.89         $0.00         $(0.01)
Period ended 3/31/1998*#...........     10.00         0.01          2.02             2.03          0.00           0.00
INVESTOR A
Year ended 3/31/1999#..............    $12.02       $(0.03)        $2.97            $2.94         $0.00         $(0.01)
Period ended 3/31/1998*#...........     10.00         0.00(b)       2.02             2.02          0.00           0.00
INVESTOR B
Year ended 3/31/1999#..............    $12.02       $(0.12)        $2.96            $2.84         $0.00         $(0.01)
Period ended 3/31/1998*#...........     10.00        (0.02)         2.04             2.02          0.00           0.00
INVESTOR C
Year ended 3/31/1999#..............    $12.02       $(0.12)        $2.97            $2.85         $0.00         $(0.01)
Period ended 3/31/1998*#...........     10.00        (0.02)         2.04             2.02          0.00           0.00

---------------

 * Growth & Income Primary A, Investor A, Investor B and Investor C Shares commenced operations on December 31, 1997.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average share method.

(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and / or expense reimbursements, was less than 0.01%.

(b) Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF     RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES      INCOME TO     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE      AVERAGE      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------
                 $14.91       24.05%    $52,229        1.25%(a)       0.05%         150%           1.25%(a)
   $(0.01)
                  12.03       20.30       2,517        1.09+(a)       0.38+          22            1.97+(a)
     0.00
                 $14.95       24.38%    $43,392        1.50%(a)      (0.20)%        150%           1.50%(a)
   $(0.01)
                  12.02       20.20       1,141        1.34+(a)       0.13+          22            2.22+(a)
     0.00
                 $14.85       23.55%    $99,257        2.25%(a)      (0.95)%        150%           2.25%(a)
   $(0.01)
                  12.02       20.20       7,907        2.09+(a)      (0.62)+         22            2.97+(a)
     0.00
                 $14.86       23.63%    $ 3,233        2.25%(a)      (0.95)%        150%           2.25%(a)
   $(0.01)
                  12.02       20.20         518        2.09+(a)      (0.62)+         22            2.97+(a)
     0.00

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    NET              NET
                                      NET ASSET                 REALIZED AND    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                        VALUE        NET         UNREALIZED       NET ASSET      FROM NET      FROM NET
                                      BEGINNING   INVESTMENT      GAIN ON        VALUE FROM     INVESTMENT     REALIZED
                                      OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                      ------------------------------------------------------------------------------------
STRATEGIC EQUITY
PRIMARY A
Period ended 3/31/1999*#...........    $10.00       $0.00          $3.87            $3.87         $(0.00)(b)    $(0.01)

---------------

 * Strategic Equity Primary A Shares commenced operations on October 2, 1998.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average share method.

(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                               WITHOUT WAIVERS
                                                                                               AND/OR EXPENSE
                                                                                               REIMBURSEMENTS
                                                                                               ---------------
                                                     RATIO OF      RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING      INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES     INCOME/LOSS TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE       AVERAGE       TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------
                 $13.86       38.65%    $266,823       1.07%+(a)      (0.03)%+         34%           1.07%+(a)
   $(0.01)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                       NET
                                      NET ASSET                    NET REALIZED      INCREASE     DIVIDENDS     DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED   IN NET ASSET    FROM NET        FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON    VALUE FROM    INVESTMENT       REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS      OPERATIONS      INCOME      CAPITAL GAINS
                                      -----------------------------------------------------------------------------------------
CAPITAL GROWTH
PRIMARY A
Year ended 3/31/1999#...............   $13.30        $(0.00)          $1.59           $1.59         $   --          $(2.84)
Year ended 3/31/1998#...............    11.70          0.02            5.27            5.29          (0.01)          (3.68)
Year ended 3/31/1997#...............    13.43          0.05            1.66            1.71          (0.05)          (3.39)
Period ended 3/31/1996(a)...........    14.24          0.02            0.38            0.40          (0.02)          (1.19)
Year ended 11/30/1995...............    11.23          0.09            3.28            3.37          (0.10)          (0.26)
Year ended 11/30/1994...............    11.08          0.09            0.14            0.23          (0.08)          (0.00)(b)
PRIMARY B
Year ended 3/31/1999#+++............   $13.20        $(0.04)          $0.50           $0.46         $   --          $(2.84)
Year ended 3/31/1998#...............    11.68         (0.05)           5.25            5.20             --           (3.68)
Period ended 3/31/1997#*............    13.96         (0.01)           1.12            1.11             --           (3.39)
INVESTOR A
Year ended 3/31/1999#...............   $13.26        $(0.03)          $1.58           $1.55         $   --          $(2.84)
Year ended 3/31/1998#...............    11.67         (0.01)           5.28            5.27             --           (3.68)
Year ended 3/31/1997#...............    13.41          0.02            1.65            1.67          (0.02)          (3.39)
Period ended 3/31/1996(a)...........    14.22          0.01            0.38            0.39          (0.01)          (1.19)
Year ended 11/30/1995...............    11.21          0.06            3.28            3.34          (0.07)          (0.26)
Year ended 11/30/1994...............    11.06          0.07            0.14            0.21          (0.06)          (0.00)(b)
INVESTOR B
Year ended 3/31/1999#...............   $12.83        $(0.11)          $1.51           $1.40         $   --          $(2.84)
Year ended 3/31/1998#...............    11.47         (0.10)           5.14            5.04             --           (3.68)
Year ended 3/31/1997#...............    13.31         (0.08)           1.63            1.55             --           (3.39)
Period ended 3/31/1996(a)...........    14.15         (0.02)           0.37            0.35             --           (1.19)
Year ended 11/30/1995...............    11.17         (0.03)           3.27            3.24             --           (0.26)
Year ended 11/30/1994...............    11.05         (0.01)           0.13            0.12             --           (0.00)(b)
INVESTOR C
Year ended 3/31/1999#...............   $12.92        $(0.11)          $1.51           $1.40         $   --          $(2.84)
Year ended 3/31/1998#...............    11.50         (0.08)           5.18            5.10             --           (3.68)
Year ended 3/31/1997 #..............    13.26         (0.01)           1.64            1.63             --           (3.39)
Period ended 3/31/1996(a)...........    14.09          0.00(b)         0.36            0.36             --           (1.19)
Year ended 11/30/1995...............    11.14         (0.03)           3.24            3.21             --           (0.26)
Year ended 11/30/1994...............    11.01         (0.02)           0.15            0.13             --           (0.00)(b)

---------------

 * Capital Growth Primary B Shares commenced operations on June 28, 1996.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ At March 31, 1999, there were no public shareholders in the Primary B Share class. All publicly held Primary B Shares were redeemed on December 1, 1998. The amounts reflected are for the period April 1, 1998 to December 1, 1998.

 # Per share net investment income has been calculated using the monthly average share method.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Amount represents less than $0.01 per share.

(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

(e) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF    RATIO OF NET                   RATIO OF
        TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
      DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
       $(2.84)       $12.05      14.99%     $737,620       0.96%(c)      (0.04)%         39%           0.96%(c)
        (3.69)        13.30      53.89       872,150       0.95(c)(d)      0.13         113            0.95(c)
        (3.44)        11.70      11.88       533,168       0.96(d)        0.39           75            0.96
        (1.21)        13.43       3.14       839,300       0.96+          0.38+          25            0.96+
        (0.36)        14.24      30.96       867,361       0.98           0.71           80            0.98
        (0.08)        11.23       2.14       717,914       0.90           0.85           56            0.91
       $(2.84)       $10.82       4.28%     $     --(e)    1.46+%(c)     (0.54)+%        39%           1.56%+(c)
        (3.68)        13.20      52.99           271       1.45(c)(d)     (0.37)        113            1.45(c)
        (3.39)        11.68       7.07        12,367       1.46+(d)      (0.11)+         75            1.46+
       $(2.84)       $11.97      14.70%     $ 52,987       1.21%(c)      (0.29)%         39%           1.21%(c)
        (3.68)        13.26      53.83        43,380       1.20(c)(d)     (0.12)        113            1.20(c)
        (3.41)        11.67      11.58        20,465       1.21(d)        0.14           75            1.21
        (1.20)        13.41       3.02        18,311       1.21+          0.13+          25            1.21+
        (0.33)        14.22      30.70        16,770       1.23           0.46           80            1.23
        (0.06)        11.21       1.93        11,038       1.15           0.60           56            1.16
       $(2.84)       $11.39      13.86%     $ 66,338       1.96%(c)      (1.04)%         39%           1.96%(c)
        (3.68)        12.83      52.52        59,496       1.95(c)(d)     (0.87)        113            1.95(c)
        (3.39)        11.47      10.68        41,933       1.96(d)       (0.61)          75            1.96
        (1.19)        13.31       2.77        41,045       1.96+         (0.62)+         25            1.96+
        (0.26)        14.15      29.80        40,868       1.98          (0.29)          80            1.98
        (0.00)(b)     11.17       1.12        23,591       1.90          (0.15)          56            1.91
       $(2.84)       $11.48      13.76%     $  3,862       1.96%(c)      (1.04)%         39%           1.96%(c)
        (3.68)        12.92      53.02         6,176       1.78(c)(d)     (0.70)        113            1.78(c)
        (3.39)        11.50      11.39         5,752       1.46(d)       (0.11)          75            1.46
        (1.19)        13.26       2.86         3,655       1.58+         (0.24)+         25            1.58+
        (0.26)        14.09      29.61         3,322       1.98          (0.29)          80            1.98
        (0.00)(b)     11.14       1.22         2,394       1.90          (0.15)          56            1.91

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        NET ASSET                    NET REALIZED    NET INCREASE    DIVIDENDS    DISTRIBUTIONS
                                          VALUE          NET        AND UNREALIZED   IN NET ASSET     FROM NET      FROM NET
                                        BEGINNING    INVESTMENT     GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                        OF PERIOD   INCOME/(LOSS)    INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                        ---------------------------------------------------------------------------------------
DISCIPLINED EQUITY
PRIMARY A
Year ended 3/31/1999..................   $22.17        $ 0.02           $ 3.22          $ 3.24         $(0.01)++     $(2.04)
Year ended 3/31/1998##................    18.47          0.08             7.88            7.96          (0.03)        (4.23)
Year ended 3/31/1997..................    17.19          0.14             2.79            2.93          (0.14)        (1.51)
Period ended 3/31/1996(a).............    17.06          0.05             0.35            0.40          (0.04)        (0.23)
Year ended 11/30/1995.................    13.08          0.10             3.96            4.06          (0.08)           --
Period ended 11/30/1994*..............    13.31          0.01            (0.23)#         (0.22)         (0.01)           --
Period ended 4/29/1994*...............    13.65         (0.05)            2.66            2.61             --         (2.95)
INVESTOR A
Year ended 3/31/1999..................   $22.09        $(0.03)          $ 3.21          $ 3.18         $   --        $(2.04)
Year ended 3/31/1998##................    18.44          0.02             7.87            7.89          (0.01)        (4.23)
Year ended 3/31/1997..................    17.16          0.08             2.80            2.88          (0.09)        (1.51)
Period ended 3/31/1996(a).............    17.04          0.04             0.35            0.39          (0.04)        (0.23)
Year ended 11/30/1995.................    13.06          0.09             3.96            4.05          (0.07)           --
Period ended 11/30/1994**.............    13.30          0.00(b)         (0.23)#         (0.23)         (0.01)           --
Period ended 4/29/1994**..............    14.94         (0.04)            1.35            1.31             --         (2.95)
INVESTOR B
Year ended 3/31/1999..................   $21.57        $(0.17)          $ 3.11          $ 2.94         $   --        $(2.04)
Year ended 3/31/1998##................    18.20         (0.12)            7.72            7.60             --         (4.23)
Year ended 3/31/1997..................    17.00         (0.05)            2.76            2.71             --         (1.51)
Period ended 3/31/1996(a).............    16.89         (0.01)            0.35            0.34             --         (0.23)
Year ended 11/30/1995.................    13.02          0.03             3.87            3.90          (0.03)           --
Period ended 11/30/1994***............    12.77         (0.02)            0.28            0.26          (0.01)           --
INVESTOR C
Year ended 3/31/1999..................   $21.92        $(0.17)          $ 3.15          $ 2.98         $   --        $(2.04)
Year ended 3/31/1998##................    18.41         (0.09)            7.83            7.74             --         (4.23)
Year ended 3/31/1997..................    17.10          0.04             2.79            2.83          (0.01)        (1.51)
Period ended 3/31/1996(a).............    16.97          0.01             0.35            0.36             --         (0.23)
Period ended 11/30/1995***............    14.08          0.00(b)          2.92            2.92          (0.03)           --

---------------

 * The period for the Disciplined Equity Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds' Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994.

 ** The period for the Disciplined Equity Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds' Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994.

*** Disciplined Equity, Investor B and Investor C Shares commenced operations on
    May 20, 1994 and May 10, 1995, respectively.

 + Annualized.

 ++ Amount includes distributions in excess of net investment income of less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                              WITHOUT WAIVERS
                                                                                                              AND/OR EXPENSE
                                                                                                              REIMBURSEMENTS
                                                                                                              ---------------
                                                                     RATIO OF     RATIO OF NET                   RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                    OPERATING
                  DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
    RETURN OF        AND         END OF      TOTAL       PERIOD       AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
     CAPITAL    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS       RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                   $(2.05)       $23.36      15.74%     $412,176       0.97%(c)(d)     0.12%          72%           0.97%(d)
         --         (4.26)        22.17      48.65       132,504       0.98(c)(d)      0.37           79            0.98+(d)
         --         (1.65)        18.47      17.00       100,260       1.04(c)         0.70          120            1.04
         --         (0.27)        17.19       2.44       116,469       1.02+           0.82+          47            1.02+
         --         (0.08)        17.06      31.13       109,939       1.30            0.85          124            1.30
     $(0.00)(b)     (0.01)        13.08      (1.62)        9,947       1.13+           0.12+         177            1.56+
         --         (2.95)        13.31      18.79         8,079       1.20+          (0.60)+        475            1.53+
                   $(2.04)       $23.23      15.49%     $ 67,356       1.22%(c)(d)     (0.13)%        72%           1.22%(d)
         --         (4.24)        22.09      48.28        21,725       1.23(c)(d)      0.12           79            1.23(d)
         --         (1.60)        18.44      16.76         6,837       1.29(c)         0.45          120            1.29
         --         (0.27)        17.16       2.35         4,722       1.12+           0.72+          47            1.12+
         --         (0.07)        17.04      31.05         3,234       1.40            0.75          124            1.40
     $(0.00)(b)     (0.01)        13.06      (1.71)          252       1.23+           0.02+         177            1.66+
         --         (2.95)        13.30       8.31           165       1.30+          (0.62)+        475            1.74+
         --        $(2.04)       $22.47      14.69%     $ 50,797       1.97%(c)(d)     (0.88)%        72%           1.97%(d)
         --         (4.23)        21.57      47.14        38,079       1.98(c)(d)     (0.63)          79            1.98(d)
         --         (1.51)        18.20      15.86        20,257       2.04(c)        (0.30)         120            2.04
         --         (0.23)        17.00       2.08        18,412       2.02+          (0.18)+         47            2.02+
         --         (0.03)        16.89      29.94        16,874       2.30           (0.15)         124            2.30
     $(0.00)(b)     (0.01)        13.02       2.02           177       2.09+          (0.84)+        177            2.52+
                   $(2.04)       $22.86      14.64%     $  1,629       1.97%(c)(d)     (0.88)%        72%           1.97%(d)
         --         (4.23)        21.92      47.38         1,199       1.81(c)(d)     (0.46)          79            1.81(d)
         --         (1.52)        18.41      16.45           446       1.54(c)         0.20          120            1.54
         --         (0.23)        17.10       2.19           283       1.65+           0.19+          47            1.65+
         --         (0.03)        16.97      20.78           322       2.30+          (0.15)+        124            2.30+

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

## Per share net investment income has been calculated using the monthly average share method.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Amount represents less than $0.01 per share.

(c) The effect of interest expense on the operating expense ratio was less than $0.01%.

(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                      NET ASSET                    NET REALIZED    NET INCREASE   DIVIDENDS     DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED   IN NET ASSET    FROM NET        FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON    VALUE FROM    INVESTMENT       REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS      OPERATIONS      INCOME      CAPITAL GAINS
                                      -----------------------------------------------------------------------------------------
FOCUSED EQUITIES
PRIMARY A
Year ended 3/31/1999#...............   $12.13        $(0.01)          $4.58           $4.57         $0.00           $(0.01)
Period ended 3/31/1998*#............    10.00         (0.01)           2.14            2.13          0.00             0.00
INVESTOR A
Year ended 3/31/1999#...............   $12.14        $(0.04)          $4.64           $4.60         $0.00           $(0.01)
Period ended 3/31/1998*#............    10.00         (0.01)           2.15            2.14          0.00             0.00
INVESTOR B
Year ended 3/31/1999#...............   $12.13        $(0.12)          $4.62           $4.50         $0.00           $(0.01)
Period ended 3/31/1998*#............    10.00         (0.04)           2.17            2.13          0.00             0.00
INVESTOR C
Year ended 3/31/1999#...............   $12.13        $(0.14)          $4.69           $4.55         $0.00           $(0.01)
Period ended 3/31/1998*#............    10.00         (0.04)           2.17            2.13          0.00             0.00

---------------

 * Focused Equities Primary A, Investor A, Investor B and Investor C Shares commenced operations on December 31, 1997.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average share method.

(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                         RATIO OF    RATIO OF NET                   RATIO OF
        TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
      DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
         AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
       $(0.01)       $16.69      37.73%     $105,458       1.06%(a)       0.05%         177%           1.06%(a)
         0.00         12.13      21.30         8,808       1.52+(a)      (0.30)+         25            1.52+(a)
       $(0.01)       $16.73      37.94%     $238,137       1.31%(a)      (0.20)%        177%           1.31%(a)
         0.00         12.14      21.40         6,056       1.77+(a)      (0.55)+         25            1.77+(a)
       $(0.01)       $16.62      37.15%     $306,365       2.06%(a)      (0.95)%        177%           2.06%(a)
         0.00         12.13      21.30        20,446       2.52+(a)      (1.30)+         25            2.52+(a)
       $(0.01)       $16.67      37.56%     $ 13,682       2.06%(a)      (0.95)%        177%           2.06%(a)
         0.00         12.13      21.30           469       2.52+(a)      (1.30)+         25            2.52+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        NET ASSET                    NET REALIZED    NET INCREASE   DISTRIBUTIONS       TOTAL
                                          VALUE          NET        AND UNREALIZED   IN NET ASSET     FROM NET        DIVIDENDS
                                        BEGINNING    INVESTMENT     GAIN/(LOSS) ON    VALUE FROM      REALIZED           AND
                                        OF PERIOD   INCOME/(LOSS)    INVESTMENTS      OPERATIONS    CAPITAL GAINS   DISTRIBUTIONS
                                        -----------------------------------------------------------------------------------------
EMERGING GROWTH
PRIMARY A
Year ended 3/31/1999#.................   $16.56        $(0.04)          $(0.94)         $(0.98)        $(2.27)         $(2.27)
Year ended 3/31/1998#.................    12.86         (0.06)            5.55            5.49          (1.79)          (1.79)
Year ended 3/31/1997#.................    14.04         (0.04)            0.20            0.16          (1.34)          (1.34)
Period ended 3/31/1996#(a)............    14.28          0.00(b)          1.26            1.26          (1.50)          (1.50)
Year ended 11/30/1995.................    11.41          0.01             3.26            3.27          (0.40)          (0.40)
Year ended 11/30/1994#................    10.87         (0.03)            0.71            0.68          (0.14)          (0.14)
PRIMARY B
Year ended 3/31/1999#+++..............   $16.41        $(0.03)          $(0.92)         $(0.95)        $(2.27)         $(2.27)
Year ended 3/31/1998#.................    12.81         (0.15)            5.54            5.39          (1.79)          (1.79)
Period ended 3/31/1997#*..............    15.08         (0.08)           (0.85)          (0.93)         (1.34)          (1.34)
INVESTOR A
Year ended 3/31/1999#.................   $16.30        $(0.07)          $(0.92)         $(0.99)        $(2.27)         $(2.27)
Year ended 3/31/1998#.................    12.69         (0.10)            5.50            5.40          (1.79)          (1.79)
Year ended 3/31/1997#.................    13.91         (0.07)            0.19            0.12          (1.34)          (1.34)
Period ended 3/31/1996#(a)............    14.17         (0.01)            1.25            1.24          (1.50)          (1.50)
Year ended 11/30/1995.................    11.35         (0.01)            3.23            3.22          (0.40)          (0.40)
Year ended 11/30/1994#................    10.85         (0.06)            0.70            0.64          (0.14)          (0.14)
INVESTOR B
Year ended 3/31/1999#.................   $15.58        $(0.15)          $(0.88)         $(1.03)        $(2.27)         $(2.27)
Year ended 3/31/1998#.................    12.29         (0.20)            5.28            5.08          (1.79)          (1.79)
Year ended 3/31/1997#.................    13.61         (0.18)            0.20            0.02          (1.34)          (1.34)
Period ended 3/31/1996#(a)............    13.93         (0.05)            1.23            1.18          (1.50)          (1.50)
Year ended 11/30/1995.................    11.24         (0.07)            3.16            3.09          (0.40)          (0.40)
Year ended 11/30/1994#................    10.82         (0.14)            0.70            0.56          (0.14)          (0.14)
INVESTOR C
Year ended 3/31/1999#.................   $15.63        $(0.15)          $(0.88)         $(1.03)        $(2.27)         $(2.27)
Year ended 3/31/1998#.................    12.31         (0.18)            5.29            5.11          (1.79)          (1.79)
Year ended 3/31/1997#.................    13.56         (0.10)            0.19            0.09          (1.34)          (1.34)
Period ended 3/31/1996#(a)............    13.87         (0.03)            1.22            1.19          (1.50)          (1.50)
Year ended 11/30/1995.................    11.20         (0.08)            3.15            3.07          (0.40)          (0.40)
Year ended 11/30/1994#................    10.78         (0.14)            0.70            0.56          (0.14)          (0.14)

---------------

 * Emerging Growth Primary B Shares commenced operations on June 28, 1996.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ At March 31, 1999, there were no public shareholders in the Primary B Share class. All publicly held Primary B Shares were redeemed on June 11, 1998. The amounts reflected are for the period April 1, 1998 to June 11, 1998.

 # Per share net investment income has been calculated using the monthly average share method.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Amount represents less than $0.01 per share.

(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d) The effect of interest expense on the operating expense ratio was less than $0.01%.

(e) Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                      RATIO OF                                   ---------------
                                      RATIO OF       OPERATING       RATIO OF NET                   RATIO OF
NET ASSET               NET ASSETS   OPERATING      EXPENSES TO       INVESTMENT                    OPERATING
  VALUE                   END OF      EXPENSES      AVERAGE NET      INCOME/LOSS)    PORTFOLIO     EXPENSES TO
  END OF      TOTAL       PERIOD     TO AVERAGE   ASSETS INCLUDING    TO AVERAGE     TURNOVER        AVERAGE
  PERIOD     RETURN++     (000)      NET ASSETS   INTEREST EXPENSE    NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
  $13.31       (7.21)%   $177,861       0.98%(c)(d)         --           (0.29)%         43%           0.98%(c)
   16.56       45.09      318,584       0.98(c)        0.99%             (0.42)          76            0.98(c)
   12.86        0.48      267,319       0.98(c)           --             (0.26)          93            0.98(c)
   14.04        9.87      295,764       0.99+             --             (0.06)+         39            0.99+
   14.28       29.95      269,484       0.98              --              0.08          139            0.98
   11.41        6.26      182,459       1.01              --             (0.29)         129            1.01
  $13.19       (7.07)%   $     --(e)    1.46%+(c)(d)         --          (0.77)+%        43%           1.58%+(c)
   16.41       44.33           23       1.48(c)        1.49%             (0.92)          76            1.48(c)
   12.81       (6.80)       2,897       1.48+(c)          --             (0.76)+         93            1.48+(c)
  $13.04       (7.41)%   $ 18,042       1.23%(c)(d)         --           (0.54)%         43%           1.23%(c)
   16.30       44.86       21,591       1.23(c)           --             (0.67)          76            1.23(c)
   12.69        0.18       12,126       1.23(c)           --             (0.51)          93            1.23(c)
   13.91        9.80        7,802       1.24+             --             (0.31)+         39            1.24+
   14.17       29.65        5,765       1.23              --             (0.17)         139            1.23
   11.35        5.90        3,234       1.26              --             (0.54)         129            1.26
  $12.28       (8.10)%   $ 33,245       1.98%(c)(d)         --           (1.29)%         43%           1.98%(c)
   15.58       43.64       45,451       1.98(c)        1.99%             (1.42)          76            1.98(c)
   12.29       (0.57)      33,342       1.98(c)           --             (1.26)          93            1.98(c)
   13.61        9.52       34,989       1.99+             --             (1.06)+         39            1.99+
   13.93       28.75       32,349       1.98              --             (0.92)         139            1.98
   11.24        5.17       15,909       2.01              --             (1.29)         129            2.01
  $12.33       (8.08)%   $  1,383       1.98%(c)(d)         --           (1.29)%         43%           1.98%(c)
   15.63       43.80        2,266       1.81(c)        1.82%             (1.25)          76            1.81(c)
   12.31       (0.04)       1,437       1.48(c)           --             (0.76)          93            1.48(c)
   13.56        9.64          936       1.61+             --             (0.68)+         39            1.61+
   13.87       28.67          805       1.98              --             (0.92)         139            1.98
   11.20        5.19          542       2.01              --             (1.29)         129            2.01

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             NET ASSET                 NET REALIZED    NET DECREASE   DIVIDENDS    DISTRIBUTIONS
                                               VALUE        NET       AND UNREALIZED   IN NET ASSET    FROM NET      FROM NET
                                             BEGINNING   INVESTMENT      LOSS ON        VALUE FROM    INVESTMENT     REALIZED
                                             OF PERIOD     INCOME      INVESTMENTS      OPERATIONS      INCOME     CAPITAL GAINS
                                             -----------------------------------------------------------------------------------
SMALL COMPANY GROWTH
PRIMARY A
Year ended 3/31/1999#......................   $15.79       $(0.05)        $(3.11)         $(3.16)       $   --        $(1.13)
Period ended 3/31/1998*....................    12.07         0.01           4.43            4.44         (0.01)        (0.71)
Period ended 5/16/1997*....................    10.65         0.04           1.47            1.51         (0.04)        (0.05)
Period ended 8/31/1996*(a).................    10.00         0.09           0.64            0.73         (0.08)           --
INVESTOR A SHARES
Year ended 3/31/1999#......................   $15.74       $(0.07)        $(3.11)         $(3.18)       $   --        $(1.13)
Period ended 3/31/1998*....................    12.05        (0.02)          4.42            4.40            --         (0.71)
Period ended 5/16/1997*....................    10.64         0.03           1.46            1.49         (0.03)        (0.05)
Period ended 8/31/96*(a)...................    10.00         0.05           0.64            0.69         (0.05)           --
INVESTOR B SHARES
Year ended 3/31/1999#......................   $15.59       $(0.11)        $(3.12)         $(3.23)       $   --        $(1.13)
Period ended 3/31/1998*....................    12.03        (0.08)          4.35            4.27            --         (0.71)
Period ended 5/16/1997*....................    10.65        (0.03)          1.46            1.43            --         (0.05)
Period ended 8/31/1996*(a).................    10.00         0.01           0.65            0.66         (0.01)           --
INVESTOR C SHARES
Year ended 3/31/1999#......................   $15.74       $(0.12)        $(3.11)         $(3.23)       $   --        $(1.13)
Period ended 3/31/1998**...................    15.18        (0.08)          1.35            1.27            --         (0.71)

---------------

  * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Pilot Shares, Class
     A Shares and Class B Shares, which were reorganized into the Primary A Shares, Investor A Shares and Investor B Shares, respectively, as of the close of business on May 23, 1997.
     Prior to May 23, 1997, the investment manager to Small
     Company Growth was Boatmen's Trust Company. Effective May
     23, 1997, the investment manager to Small Company Growth was TradeStreet Investment Associates, Inc.
 ** Small Company Growth's Investor C Shares commenced operations on September 22, 1997.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                              WITHOUT WAIVERS
                                                                                              AND/OR EXPENSE
                                                                                              REIMBURSEMENTS
                                                                                              ---------------
                                                         RATIO OF    RATIO OF NET                RATIO OF
        TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                 OPERATING
      DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/LOSS    PORTFOLIO   EXPENSES TO
         AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE    TURNOVER      AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS      RATE      NET ASSETS
-------------------------------------------------------------------------------------------------------------
       $(1.13)       $11.50      (21.05)%   $327,981       0.95%(b)     (0.42)%        87%         1.22%(b)
        (0.72)        15.79       37.27      235,427       0.95+(b)      0.05+         59          1.26+(b)
        (0.09)        12.07       14.21      109,450       0.98+         0.54+         48          1.41+
        (0.08)        10.65        7.37       70,483       1.00+         1.06+         31          1.54+
       $(1.13)       $11.43      (21.32)%   $ 16,143       1.20%(b)     (0.67)%        87%         1.47%(b)
        (0.71)        15.74       37.02        6,772       1.20+(b)     (0.20)+        59          1.51+ (b)
        (0.08)        12.05       13.98        3,697       1.23+         0.30+         48          1.66+
        (0.05)        10.64        6.88        2,611       1.25+         0.66+         31          1.65+
       $(1.13)       $11.23      (21.86)%   $  5,127       1.95%(b)     (1.42)%        87%         2.22%(b)
        (0.71)        15.59       36.06        3,384       1.87+(b)     (0.87)+        59          2.18+(b)
        (0.05)        12.03       13.43        2,635       1.97+        (0.45)+        48          2.41+
        (0.01)        10.65        6.65        1,878       2.01+        (0.07)+        31          2.44+
       $(1.13)       $11.38      (21.66)%   $  1,951       1.70%(b)     (1.17)%        87%         2.22%(b)
        (0.71)        15.74        8.75        3,122       1.95+(b)     (0.95)+        59          2.26+(b)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust") and Nations Fund, Inc. (the "Company") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 1999, the Trust offered thirty-eight separate portfolios and the Company offered nine separate portfolios. These financial statements pertain only to certain domestic stock portfolios of the Trust and the Company (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust and the Company are presented under separate cover. The Funds (except Equity Index and Strategic Equity Funds) currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Equity Index Fund currently offers Primary A Shares and Investor A Shares. Strategic Equity Fund currently offers Primary A Shares. At March 31, 1999, there were no public shareholders in the Primary B Share class and the class is not currently offered to the public. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: Securities which are traded on a recognized exchange or on NASDAQ are valued at the last sales price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the closing bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets are valued by the investment advisor under the supervision of the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

Futures Contracts: The Value, Equity Income and Equity Index Funds may invest in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract. The Fund recognizes a realized gain or loss when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks arise in the possible movement of the securities or indices underlying those investments. Risks also include the possibility that there may not be a liquid secondary market for these contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities or that the counterparty to a contract may default on its obligation to perform.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Dividends and Distributions to Shareholders: Distributions from net investment income are declared and paid each calendar quarter by the Balanced Assets, Emerging Growth, Equity Index, Focused Equities and Growth & Income Funds; all other Funds declare and pay distributions monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and

NATIONS FUNDS
capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for organization costs, paydowns, net operating losses, currency gains and losses and the Fund's use of the tax accounting practice known as equalization.

Reclassifications for the year ended March 31, 1999 were as follows:

                                              INCREASE/
                                             (DECREASE)      INCREASE/
                               INCREASE/    UNDISTRIBUTED    (DECREASE)
                               (DECREASE)        NET        ACCUMULATED
                                PAID-IN      INVESTMENT     NET REALIZED
                                CAPITAL        INCOME       GAIN/(LOSS)
                                 (000)          (000)          (000)
                               -----------------------------------------
Balanced Assets..............   $    69        $  (22)        $   (47)
Value........................        --           404            (404)
Equity Income................        --           (24)             24
Equity Index.................        --*           --*             --*
Growth & Income..............        12           453            (465)
Strategic Equity.............       (29)           29              --
Capital Growth...............       (58)        1,058          (1,000)
Disciplined Equity...........     7,500           230          (7,730)
Focused Equities.............        --         1,308          (1,308)
Emerging Growth..............    (1,246)        1,246              --
Small Company Growth.........       908           647          (1,555)

---------------
* Amount represents less than $500.

Federal Income Tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Expenses: General expenses of the Trust or the Company are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. Expenses not directly attributable to any class of shares are prorated based on the relative net assets of each class. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs have been amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust and the Company has entered into an investment advisory agreement (the "Investment Advisory Agreements") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which NBAI provides investment advisory services to the Funds. Under the Investment Advisory Agreements, NBAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                           ANNUAL
                                                            RATE
                                                           ------
Small Company Growth.....................................  1.00%
Growth & Income, Focused Equities........................  0.85%
Balanced Assets, Value, Strategic Equity, Capital Growth,
 Disciplined Equity, Emerging Growth.....................  0.75%
Equity Index.............................................  0.50%

                             FEES ON          FEES ON          FEES ON
                            NET ASSETS       NET ASSETS       NET ASSETS
                              UP TO         BETWEEN $100      EXCEEDING
                           $100 MILLION   AND $250 MILLION   $250 MILLION
                           ----------------------------------------------
Equity Income............     0.75%            0.70%            0.60%

Each of the Trust and the Company has entered into a sub-advisory agreement with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a fee from NBAI at the following annual rates of each Fund's average daily net assets:

                                                           ANNUAL
                                                            RATE
                                                           ------
Balanced Assets, Value, Capital Growth, Disciplined
 Equity, Emerging Growth, Small Company Growth...........  0.25%
Equity Income............................................  0.20%
Equity Index.............................................  0.10%

The Trust has, on behalf of the Focused Equities and Growth & Income Funds, entered into a sub-advisory agreement with Marsico Capital Management, LLC ("Marsico"), pursuant to which Marsico is entitled to receive a fee from NBAI at the annual rate of 0.45% of each Fund's average daily net assets.

NATIONS FUNDS

Marsico Management Holdings, LLC, a wholly-owned subsidiary of NationsBank, owns 50% of the equity of Marisco.

The Trust has, on behalf of the Strategic Equity Fund, entered into a sub-advisory agreement with NBAI and NationsBank through its division, Bank of America Private Investments, pursuant to which NationsBank is entitled to receive a fee from NBAI at the annual rate of 0.25% of the Fund's average daily net assets.

Stephens Inc. ("Stephens") serves as co-administrator of the Trust and the Company. On January 4, 1999 for the Growth & Income and Focused Equities Funds and on January 14, 1999 for the Balanced Assets, Value, Equity Income, Equity Index, Strategic Equity, Capital Growth, Disciplined Equity, Emerging Growth and Small Company Growth Funds, NBAI began serving as co-administrator of the Funds with Stephens. Under the new arrangement, Stephens and NBAI are entitled to receive a combined fee, computed daily and paid monthly at the annual rate of 0.13% of each Fund's average daily net assets. Prior to those dates, First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, served as co-administrator. Stephens and First Data were entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets. Effective January 4 and January 14, 1999, The Bank of New York ("BNY") began serving as the sub-administrator of the Trust and the Company, pursuant to an agreement with NBAI, and NBAI ceased to serve as sub-administrator. For the year ended March 31, 1999, Stephens earned $4,728,116 from the Funds for its administration services, of which $658,409 was paid to NBAI for its services.

The investment advisor, sub-advisors and distributor may, from time to time, voluntarily reduce their fees payable by each Fund. For the year ended March 31, 1999, the investment advisor agreed to voluntarily reimburse expenses and/or waive its advisory fee to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceeded the following: 0.94% for the Value Fund, 0.35% for the Equity Index Fund and 0.95% for the Small Company Growth Fund.

Effective October 19, 1998, BNY began serving as the custodian of the Trust's and the Company's assets. Previously, NationsBank of Texas, N.A. ("NationsBank of Texas") served as custodian until May 6, 1998, when it was merged with NationsBank. BNY acted as sub-custodian to the Funds until that date. For the year ended March 31, 1999, NationsBank of Texas and NationsBank earned $35,306 for providing such services. For the year ended March 31, 1999, expenses of the Funds were reduced by $23,408 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas also served as the sub-transfer agent for the Primary Shares of the Funds until it merged with NationsBank on May 6, 1998. NationsBank began serving as the sub-transfer agent for the Primary Shares of the Funds on that date and is providing the same services as were previously provided by NationsBank of Texas. For the year ended March 31, 1999, NationsBank of Texas and/or NationsBank earned approximately $51,128 for providing such services.

Stephens serves as distributor of the Funds' shares. For the year ended March 31, 1999, the Funds were informed that the distributor received $26,704,737 in front end sales charges for sales of Investor A Shares and $1,464,152 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of NationsBank.

The Trust and the Company pay each unaffiliated Trustee or Director an annual fee of $1,000 $(3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust and the Company also reimburse expenses incurred by each unaffiliated Trustee or Director in attending such meetings.

The Trust's and the Company's eligible Trustees or Directors, respectively, may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of

NATIONS FUNDS
the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees'/Directors' fees and expenses" in the Statements of Operations.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Institutional Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 1999, the Funds earned $6,147,236 in aggregate from such investments, which is included in interest income.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which NationsBank and its affiliates have either sole or joint investment discretion.

3. SHAREHOLDER SERVICING AND
   DISTRIBUTION PLANS

The Trust and the Company each have adopted a shareholder administration plan for Primary B Shares of each Fund that offered Primary B shares, shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a distribution plan for Investor A Shares of each Fund (Equity Index has no Investor B and Investor C Shares; Strategic Equity only has Primary A Shares). The administration plan permitted the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Trustees/ Directors, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of NationsBank and NBAI.

At March 31, 1999, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                      CURRENT    PLAN
                                                        RATE     LIMIT
                                                   --------------------
Primary B Administration Plan:
 Balanced Assets.................................       0.15%     0.60%
 Equity Income...................................       0.20%     0.60%
 Other Funds.....................................       0.50%     0.60%
Investor A Distribution Plan.....................       0.25%     0.25%
Investor B Distribution Plan.....................       0.75%     0.75%
Investor C Distribution Plan:
 Value...........................................       0.51%     0.75%
 Equity Income...................................       0.59%     0.75%
 Small Company Growth............................       0.50%     0.75%
 Other Funds.....................................       0.75%     0.75%
Investor B and Investor C Shareholder Servicing
 Plans...........................................       0.25%     0.25%

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 1999 were as follows:

                                           PURCHASES      SALES
                                             (000)        (000)
                                           -----------------------
Balanced Assets..........................  $214,863     $  195,449
Value....................................   873,039      1,341,890
Equity Income............................   611,987        919,629
Equity Index.............................    31,791          4,600
Growth & Income..........................   253,739        104,597
Strategic Equity.........................   218,832         31,297
Capital Growth...........................   320,702        561,010
Disciplined Equity.......................   532,738        333,668
Focused Equities.........................   856,556        381,716
Emerging Growth..........................   123,376        242,250
Small Company Growth.....................   496,568        307,179

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 1999 were as follows:

                                            PURCHASES     SALES
                                              (000)       (000)
                                            --------------------
Balanced Assets...........................  $ 33,866     $22,264
Equity Index..............................   157,522      21,809
Growth & Income...........................     6,568       6,324
Focused Equities..........................    22,517      21,571

NATIONS FUNDS

5. FUTURES CONTRACTS

At March 31, 1999, the following Funds had futures contracts open:

                                                                       VALUE OF CONTRACT      MARKET VALUE OF        UNREALIZED
                                                        NUMBER OF         WHEN OPENED            CONTRACTS         (DEPRECIATION)
DESCRIPTION                                             CONTRACTS            (000)                 (000)               (000)
---------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME:
S&P 500 Futures (long position) expiring June
 1999(a)..............................................     151              $49,553               $48,822              $(731)
EQUITY INDEX:
S&P 500 Futures (long position) expiring June
 1999(a)..............................................      53               17,408                17,136               (272)

---------------
(a) Securities have been segregated as collateral for the Equity Income and Equity Index Funds for open futures contracts.

6. WRITTEN OPTIONS

Written options for the Growth & Income and Focused Equities Funds for the year ended March 31, 1999, aggregated the following:

                            GROWTH & INCOME        FOCUSED EQUITIES
                          --------------------   --------------------
       SUMMARY OF         NUMBER OF              NUMBER OF
    WRITTEN OPTIONS       CONTRACTS   PREMIUM    CONTRACTS   PREMIUM
---------------------------------------------------------------------
Outstanding at March 31,
 1998...................        0     $      0         0     $      0
 Contracts opened.......    1,100       20,294     2,400       44,279
 Contracts closed.......   (1,100)     (20,294)   (2,400)     (44,279)
                           ------     --------    ------     --------
Outstanding at March 31,
 1999...................        0     $      0         0     $      0
                           ======     ========    ======     ========

7. SHARES OF BENEFICIAL
   INTEREST/CAPITAL STOCK

As of March 31, 1999, an unlimited number of shares of beneficial interest without par value were authorized for the Trust and 480,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's Declaration of Trust and the Company's Articles of Incorporation authorize the Board of Trustees/Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

8. LINE OF CREDIT

The Trust and the Company participate in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of no less than 4 to 1 of net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 1999, there were no loans outstanding under this Agreement. For the year ended March 31, 1999, borrowings by the Funds under the Agreement were as follows:

                                                AVERAGE
                                                AMOUNT      AVERAGE
                                              OUTSTANDING   INTEREST
                    FUND                         (000)        RATE
--------------------------------------------------------------------
Balanced Assets.............................     $183         5.60%
Value.......................................       66         5.63
Equity Income...............................      370         5.89
Growth & Income.............................        9         5.15
Capital Growth..............................      438         5.61
Disciplined Equity..........................      149         5.65
Focused Equities............................        1         5.15
Emerging Growth.............................      453         5.68
Small Company Growth........................       48         5.76

The average amount outstanding was calculated based on daily balances in the period.

9.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their portfolio securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves, a portfolio of Nations Institutional Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund

NATIONS FUNDS
in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.


At March 31, 1999, the following Funds had securities on loan:

                                       MARKET VALUE OF    MARKET VALUE
                                      LOANED SECURITIES   OF COLLATERAL
                FUND                        (000)             (000)
-----------------------------------------------------------------------
Balanced Assets.....................       $10,325           $10,567
Value...............................        38,071            40,146
Equity Income.......................         4,979             5,193
Equity Index........................        26,086            27,228
Capital Growth......................        40,685            42,390
Disciplined Equity..................        16,257            16,884
Emerging Growth.....................        29,839            30,385
Small Company Growth................        22,052            22,652

10. CAPITAL LOSS CARRYFORWARD

At March 31, 1999, Balanced Assets Fund had available for Federal income tax purposes unused capital losses expiring March 31, 2007 of $2,592,560.

11. REORGANIZATIONS

ACQUISITION OF THE PILOT FUNDS

On May 23, 1997, the Small Company Growth Fund, a newly established portfolio, acquired the assets and certain liabilities of the Pilot Small Capitalization Equity Fund pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of the Small Company Growth Fund in an amount equal to the outstanding shares of the Pilot Small Capitalization Equity Fund. The financial statements of the Small Company Growth Fund reflect the historical financial results of the Pilot Small Capitalization Equity Fund prior to the reorganization. Additionally, the fiscal year end of the Pilot Small Capitalization Equity Fund for financial reporting purposes was changed to coincide with that of the Company.

On May 16, 1997, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of The Pilot Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                                                  ACQUIRED
                                                                                          TOTAL NET ASSETS OF       FUND
                                              TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
    ACQUIRING               ACQUIRED             ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    APPRECIATION
       FUND                   FUND                   (000)                 (000)                 (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Equity Income       Pilot Equity Income Fund       $141,496             $  380,384            $  521,880          $21,629
Value               Pilot Growth and Income
                    Fund                            340,919              1,483,908             1,824,827           70,612
Disciplined Equity  Pilot Growth Fund                37,751                134,469               172,220            6,637

ACQUISITION OF THE EMERALD FUNDS

On May 15, 1998, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of The Emerald Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                                                     ACQUIRED
                                                                                             TOTAL NET ASSETS OF       FUND
                                                 TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
     ACQUIRING                ACQUIRED              ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    APPRECIATION
        FUND                    FUND                    (000)                 (000)                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------
Balanced Assets       Emerald Balanced Fund           $ 76,887             $  121,047            $  197,934          $ 8,904
Disciplined Equity    Emerald Equity Fund              296,852                258,201               555,053           67,060
Small Company Growth  Emerald Small
                      Capitalization Fund              153,088                313,094               466,182           20,046
Value                 Emerald Equity Value Fund         26,394              2,570,167             2,596,561            4,855

NATIONS FUNDS

CONVERSION OF COMMON TRUST FUNDS

On November 12, 1997, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by NationsBank, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                                                                ACQUIRED
                                                                                        TOTAL NET ASSETS OF       FUND
                                            TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
   ACQUIRING             ACQUIRED              ACQUIRED FUND        ACQUIRING FUND       AFTER CONVERSION     APPRECIATION
     FUND                  FUND                    (000)                 (000)                 (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
Capital Growth   Common Trust Equity Funds
                 For Personal Trusts             $ 53,754             $  994,840            $1,048,594          $ 23,336
Capital Growth   Common Trust Capital
                 Growth Fund                      469,943                524,897               994,840           131,129
Value            Common Trust Value Equity
                 Fund                             916,928              1,630,081             2,547,009           256,045
Equity Income    Common Trust Equity
                 Income Fund                      563,468                508,667             1,072,135            75,095
Emerging Growth  Common Trust Emerging
                 Growth Fund                      103,027                347,819               450,846            26,813


On April 17 and April 29, 1998, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by NationsBank, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                                                                     ACQUIRED
                                                                                             TOTAL NET ASSETS OF       FUND
                                                 TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
    ACQUIRING                ACQUIRED               ACQUIRED FUND        ACQUIRING FUND       AFTER CONVERSION     APPRECIATION
       FUND                    FUND                     (000)                 (000)                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------
APRIL 17, 1998:
Equity Income       NationsBank Common Trust
                    Equity Income Fund                $ 62,189             $1,085,070            $1,147,259          $13,366
Small Company       NationsBank Common Trust
Growth              Special Equity Fund                  7,075                238,952               246,027            1,126
Value               NationsBank Common Trust
                    Long-Term Equity Fund              120,426              2,484,751             2,605,177           61,907
APRIL 29, 1998:
Disciplined Equity  NationsBank Common Trust
                    Growth Stock Fund                   47,340                201,122               248,462            3,636
Disciplined Equity  NationsBank Common Trust
                    Oklahoma Growth Stock Fund           4,245                248,463               252,708              282

12. SUBSEQUENT EVENTS

The Company was party to an Agreement and Plan of Reorganization with the Pacific Horizon Funds, Inc. (a family of mutual funds advised by Bank of America NT&SA, an indirect wholly-owned subsidiary of Bank of America Corporation), pursuant to which the assets and liabilities (net) of the Pacific Horizon Aggressive Growth Fund of $164,166,102 were acquired in a tax-free reorganization in exchange for shares of the Nations Small Company Growth Fund on May 14, 1999.

Effective May 14, 1999, the maximum contractual levels of advisory and combined co-administration fees payable by the Funds changed. At that time, the maximum contractual advisory fee that NBAI is entitled to receive from the Funds decreased by .10% of the Funds' average daily net assets, and the combined co-administration fee payable to NBAI and Stephens increased by the same amount.

NATIONS FUNDS
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Assets Fund, Nations Value Fund, Nations Equity Income Fund, Nations Equity Index Fund, Nations Marsico Growth & Income Fund, Nations Strategic Equity Fund, Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Marsico Focused Equities Fund, Nations Emerging Growth Fund and Small Company Growth Fund, (portfolios of Nations Fund Trust or Nations Fund, Inc., hereafter referred to as the "Funds") at March 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian provide a reasonable basis for the opinion expressed above. The financial statements of Nations Small Company Growth Fund, formerly Pilot Small Capitalization Equity Fund, for the periods ended May 16, 1997 were audited by other independent accountants whose report dated June 20, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 28, 1999

NATIONS FUNDS
   TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 1999, the amount of long-term capital gains designated by the Trust and/or the Company were as follows:

                            FUND                                 TOTAL
--------------------------------------------------------------------------
Balanced Assets.............................................  $  1,949,249
Value.......................................................   305,707,407
Equity Income...............................................    76,560,802
Equity Index................................................    24,596,060
Strategic Equity............................................        87,000
Capital Growth..............................................   187,915,869
Disciplined Equity..........................................    28,787,055
Emerging Growth.............................................    44,340,102

Of the ordinary income (including short-term capital gain) distributions made by the Trust and the Company during the fiscal year ended March 31, 1999, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Balanced Assets.............................................  37.54%
Value.......................................................  99.26%
Equity Income...............................................  65.42%
Equity Index................................................  34.12%
Growth & Income.............................................   7.17%
Capital Growth..............................................  32.82%
Disciplined Equity..........................................  19.28%
Focused Equities............................................   0.68%
Emerging Growth.............................................  19.87%
Small Company Growth........................................  23.52%

                          [GRAPHIC DEPICTING BASKETS]

                                                                     BULK RATE
[NATIONS FUNDS LOGO]                                                U.S. POSTAGE
P.O. Box 32602                                                          PAID
Charlotte, NC 28234-4602                                           N READING, MA
Toll Free 1-800-982-2271                                             PERMIT NO.
AR1 IN96116 3/99                                                        105